UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. December 31, 2020 Annual Reports transmitted to shareholders.

December 31, 2020
William Blair Funds Annual Report

December 31, 2020	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2020

U.S. Growth Market Review and Outlook

In a volatile yet robust year for U.S. equities, COVID-19 was the dominant force affecting the economy and stock market during 2020.

During the first quarter, equities declined rapidly due to stay-at-home directives, which effectively shut down many segments of the economy. After bottoming in late March, equity returns rebounded rapidly during the second quarter. This was predominately the result of massive amounts of fiscal and monetary stimulus, coupled with improving COVID-19 trends and apparent progress toward re-opening the economy.

Continued economic improvement, including positive trends in employment and increases in consumer spending, coupled with incremental progress towards the development of a vaccine, supported the market rise into the third quarter. Within the market, there was a pronounced bifurcation between the performance of “COVID-19 beneficiaries” and those disrupted by COVID-19, as select companies across different sectors saw a strengthening of demand for their products (e.g., e-commerce), while others saw a complete collapse in demand (e.g., travel-related), though this divergence began to narrow somewhat late in the third quarter.

Gains for U.S. equities accelerated in the fourth quarter, most notably as the market digested U.S. election results and several announcements of highly efficacious COVID-19 vaccine candidates. From a political standpoint, while the Democratic Party claimed the presidency, it did not achieve overwhelming congressional victories. We believe this effectively removed the most extreme agenda items from either party as likely outcomes and suggested a more centrist approach from President Elect Biden. On the vaccine front, strong clinical trial results, FDA approvals and the commencement of vaccinations gave investors some visibility in terms of a path to return to more normal lifestyles and economic activity. These developments, together with resilient corporate earnings, overshadowed the recent surge in virus cases and hospitalizations, which could lead to further limitations on business activity.

With significant COVID-19-related business disruption throughout 2020, the Federal Reserve (Fed) committed to keep the Federal Funds rate low for an extended period. This support, coupled with lower 10-year U.S. Treasury yields and a focus on longer-term corporate profit potential, drove valuation multiple expansion and resulted in several U.S. equity indices ending the year at all-time highs.

Looking past the current surge in COVID-19 cases, we believe that there is a sense of optimism around U.S. economic potential when a sufficiently large portion of the population is vaccinated. COVID-19 has had materially negative impacts on many households while others have experienced little-to-no financial hardship. Acknowledging that dispersion, in aggregate the U.S. personal savings rate is up dramatically and mortgage rates are near historic lows. When combined with the recently passed stimulus measures, we believe that there is likely pent-up demand to be unlocked as the economy re-opens.

Tempering that optimism is the potential for slower than expected vaccine distribution and the prospect of inflation. While the unemployment rate in the U.S. has fallen since earlier in the year, we believe that there remains slack in the employment market, which could mitigate the potential inflationary impact of continued Fed asset purchases and possible additional fiscal stimulus.

As equity investors, we must also weigh what expectations are embedded in stock prices. We believe it matters what you pay for an asset and have long focused on investing in stocks of quality companies where we believe the future risk/reward potential is skewed in our favor. While having this sensitivity to valuation has generally not benefited relative returns in 2020, we believe our portfolio is well-positioned for an eventual normalization of more extreme (relative to history) valuations in certain segments of the market. Furthermore, we believe that better visibility for a return to a more normal economic environment (relative to history) creates a supportive backdrop for the attractively valued stocks of durable businesses in which we invest.

December 31, 2020	William Blair Funds	3

U.S. Value Market Review and Outlook

This past year has been an interesting year to say the least and has presented everyone with a variety of challenges as COVID-19 was the dominant force affecting both the economy and equities in a volatile year overall. Even in the face of such adversity, domestic equity benchmark returns were robust in the fourth quarter, finishing the year in positive territory.

The abrupt halt of economic activity due to COVID-19-related stay-at-home directives contributed to the dramatic decline in U.S. equities in the first quarter. Essentially shutting down a large percentage of the economy resulted in a spike in the unemployment rate to almost 15% and a precipitous decline in GDP. Extraordinary and aggressive stimulus measures, improving virus-related case trends, apparent progress toward economic re-opening, and vaccine development optimism triggered a risk-on rally off its mid-March lows with robust equity market returns in the second quarter. Market returns continued higher, supported by progress towards the development of a vaccine, solid corporate earnings, and continued positive trends in economic data, highlighted by a drop in the unemployment rate to 8.4%. Political brinksmanship and dampened prospects for further fiscal stimulus ahead of the U.S. Presidential election muted these positive market returns.

U.S. equity returns reaccelerated in the fourth quarter with some benchmarks delivering their best monthly returns ever in November. The robust returns in the quarter were driven by positive vaccine developments, resilient corporate earnings, positive economic trends, U.S. election results, continued central bank support, and the anticipation of additional fiscal stimulus measures. All of these overshadowed the recent surge in virus cases nationally and the potential for restrictions being reinstated. On the vaccine front, multiple companies published better than expected efficacy data for their vaccines. The increased optimism around the vaccines and the potential for a faster “return to normal” led investors to favor value and cyclical stocks periodically during the quarter.

Investors appear to be looking through the recent surge in COVID-19 cases and the potential for renewed restrictions as the widespread vaccination process begins. This vaccine-related optimism is somewhat offset by the potential for slower than expected vaccine distribution.

The pandemic has impacted us all in a variety of ways, some more than others, and while it appears that a return to more normal times is on the horizon, we are constantly evaluating what this new normal will look like, potential changes in consumer behavior, and the impact this may have on future business activity. Although Joe Biden won the U.S. Presidential election, the political landscape remains relatively balanced, which, in our view, is generally preferred and should allow for a continued favorable tax environment for businesses.

We continue to maintain our higher quality portfolio positioning due to concerns about corporate debt levels and continued market volatility as a result of potential economic implications associated with recent virus trends. We believe that companies in which we invest will be able to endure and emerge from this crisis stronger and with increased market share, regardless of the trajectory of the broader economic recovery. Said differently, while the portfolio is defensively positioned and has been impacted by the initial market response to recent vaccine news, we believe we will participate in a variety of different market environments. We remain steadfast in our foundational belief that long-term value creation and stock performance is driven by superior capital stewardship, as characterized by strong cash flows and improving or sustainable return on invested capital.

4	Annual Report	December 31, 2020

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording

The William Blair Growth Fund (Class N shares) posted a 35.97% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 38.26%.

While posting strong absolute performance during 2020, the Fund trailed the return of the Index, primarily driven by stock specific dynamics. The largest source of underperformance as compared to our benchmark came from not owning Apple (Information Technology) and Tesla (Consumer Discretionary) as both stocks have benefited from significant valuation multiple expansion during the year. In the case of Apple, given the maturity of the high-end smart phone, tablet and PC markets, and the recent revaluation of its services business, we believe the long-term growth and return prospects for our other Information Technology holdings are more attractive. As it relates to Tesla, while we share the market’s view that electric vehicle penetration is likely to accelerate, resulting in better forward growth than was expected a year ago, we believe the stock is embedding unrealistic expectations as to Tesla’s ultimate market share and margin profile. Within the portfolio, stock selection in Information Technology, including our positions in Fidelity National Information Services and Sabre, detracted from relative performance. Other notable laggards included Coca-Cola (Consumer Staples), BWX Technologies (Industrials) and Laureate Education (Consumer Discretionary). Beverage company Coca-Cola faced revenue headwinds that resulted from COVID-19-related store and restaurant closures, as roughly 40% of its beverages are consumed “away from home.” Outside of Information Technology, and the impact of not owning Apple or Tesla, stock selection was generally favorable across the portfolio and most notably in Health Care and Industrials. Top individual stock contributors for the year-to-date period included Horizon Therapeutics (Health Care), Amazon.com (Consumer Discretionary), Etsy (Consumer Discretionary), Advanced Micro Devices (Information Technology) and Rush Street Interactive (Consumer Discretionary). Horizon Therapeutics was a standout as sales of Tepezza, a recently launched drug that treats Thyroid Eye Disease, handily exceeded expectations for much of the year. Amazon benefited from COVID-19 related tailwinds in its retail business, including increased consumer demand and the rapid shift to e-commerce, and in its cloud computing business AWS, including accelerating migration to, and use of, cloud-based services.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2020	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	35.97%	23.55%	18.35%	14.85%	—
Class I	36.35	23.90	18.68	15.20	—
Class R6	36.50	—	—	—	28.10%
Russell 3000® Growth Index	38.26	22.50	20.67	16.93	30.46
S&P 500® Index	18.40	14.18	15.22	13.88	18.42

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Annual Report	December 31, 2020

Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—39.4%
*	Adobe, Inc.	16,741	$8,373
*	Advanced Micro Devices, Inc.	79,224	7,266
*	Alarm.com Holdings, Inc.	14,748	1,526
*	Arista Networks, Inc.	19,221	5,585
	Brooks Automation, Inc.	31,750	2,154
	Fidelity National Information Services, Inc.	45,548	6,443
*	GoDaddy, Inc.	45,089	3,740
*	Grid Dynamics Holdings, Inc.	189,874	2,392
	Mastercard, Inc.	33,313	11,891
	Microsoft Corporation	124,037	27,588
*	MongoDB, Inc.	7,863	2,823
	National Instruments Corporation	89,588	3,937
*	Nice, Ltd.—ADR	15,247	4,323
*	PayPal Holdings, Inc.	48,279	11,307
*	Pure Storage, Inc.	194,620	4,400
	Texas Instruments, Inc.	41,261	6,772
*	Verra Mobility Corporation	180,072	2,417
*	Workday, Inc.	17,925	4,295
			117,232
	Consumer Discretionary—16.3%
	Advance Auto Parts, Inc.	22,434	3,534
*	Amazon.com, Inc.	7,130	23,222
*	Bright Horizons Family Solutions, Inc.	16,516	2,857
*	Burlington Stores, Inc.	10,597	2,772
*	Etsy, Inc.	11,242	2,000
*	Grand Canyon Education, Inc.	28,573	2,661
*	Revolve Group, Inc.	85,763	2,673
*	Rush Street Interactive, Inc.	172,625	3,737
*	Skyline Champion Corporation	60,933	1,885
*	Ulta Beauty, Inc.	11,161	3,205
			48,546
	Health Care—14.7%
	Abbott Laboratories	36,808	4,030
	Agilent Technologies, Inc.	39,119	4,635
*	Certara, Inc.	75,190	2,536
*	Horizon Therapeutics plc†	70,845	5,182
*	Ligand Pharmaceuticals, Inc.	16,685	1,659
*	Penumbra, Inc.	14,317	2,506
	STERIS plc†	15,417	2,922
	Stryker Corporation	26,380	6,464
	UnitedHealth Group, Inc.	25,732	9,024
*	Veracyte, Inc.	28,550	1,397
	Zoetis, Inc.	20,715	3,428
			43,783
	Communication Services—10.1%
	Activision Blizzard, Inc.	57,946	5,380
*	Alphabet, Inc. Class “A”	11,135	19,516
*	Live Nation Entertainment, Inc.	37,456	2,752
*	Take-Two Interactive Software, Inc.	11,104	2,307
			29,955
	Industrials—8.4%
	BWX Technologies, Inc.	73,867	4,453
*	Copart, Inc.	45,235	5,756
*	CoStar Group, Inc.	4,786	4,424
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Industrials—(continued)
	Fortive Corporation	54,019	$3,826
	The Brink’s Co.	62,740	4,517
*	Trex Co., Inc.	22,829	1,911
			24,887
	Consumer Staples—4.7%
*	BJ’s Wholesale Club Holdings, Inc.	95,388	3,556
	The Coca-Cola Co.	117,763	6,458
	The Estee Lauder Cos., Inc.	15,388	4,096
			14,110
	Financials—2.4%
	Aon plc†	19,109	4,037
	Ares Management Corporation	64,456	3,033
			7,070
	Materials—1.5%
	Ball Corporation	47,320	4,409
	Energy—1.2%
	Cameco Corporation†	255,023	3,417
	Real Estate—1.1%
	SBA Communications Corporation	11,161	3,149
	Total Common Stocks—99.8% (cost $156,101)		296,558

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $1,067, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $1,088	$1,067	1,067
	Total Repurchase Agreement—0.3% (cost $1,067)		1,067
	Total Investments—100.1% (cost $157,168)		297,625
	Liabilities, plus cash and other assets—(0.1)%		(374)
	Net assets—100.0%		$297,251

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 36.30% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 38.49%.

While posting strong absolute performance during 2020, the Fund trailed the return of the Index, primarily driven by stock specific dynamics. The largest source of underperformance as compared to our benchmark came from not owning Apple (Information Technology) and Tesla (Consumer Discretionary) as both stocks have benefited from significant valuation multiple expansion during the year. In the case of Apple, given the maturity of the high-end smart phone, tablet and PC markets, and the recent revaluation of its services business, we believe the long-term growth and return prospects for our other Information Technology holdings are more attractive. As it relates to Tesla, while we share the market’s view that electric vehicle penetration is likely to accelerate, resulting in better forward growth than was expected a year ago, we believe the stock is embedding unrealistic expectations as to Tesla’s ultimate market share and margin profile. Within the portfolio a number of our top detractors could be characterized as companies that experienced COVID-19-related business headwinds, including Coca-Cola (Consumer Staples), Fortive Corp. (Industrials) and Live Nation Entertainment (Communication Services). Beverage company Coca-Cola faced revenue headwinds that resulted from COVID-19-related store and restaurant closures, as roughly 40% of its beverages are consumed “away from home.” Other laggards were Fidelity National Information Services (Information Technology) and Apollo Global Management (Financials). Conversely, top individual stock contributors for the year included PayPal Holdings (Information Technology), Advanced Micro Devices (Information Technology), Amazon.com (Consumer Discretionary), Veeva Systems (Health Care) and Lam Research (Information Technology). Digital payments company PayPal had record levels of new client additions and transactions as it continued to benefit from the rapid transition to e-commerce and digital payments. Advanced Micro Devices outperformed on strong demand for its chipsets and market share gains.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

8	Annual Report	December 31, 2020

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	36.30%	24.84%	21.03%	17.02%	—
Class I	36.59	25.14	21.34	17.31	—
Class R6	36.70	—	—	—	30.55%
Russell 1000® Growth Index	38.49	22.99	21.00	17.21	30.85

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2020	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—42.0%
	Accenture plc†	88,620	$23,148
*	Adobe, Inc.	46,290	23,150
*	Advanced Micro Devices, Inc.	234,928	21,545
	Fidelity National Information Services, Inc.	88,400	12,505
*	Guidewire Software, Inc.	61,950	7,975
	Intuit, Inc.	50,630	19,232
	Lam Research Corporation	40,710	19,226
	Mastercard, Inc.	86,710	30,950
	Microsoft Corporation	318,910	70,932
*	PayPal Holdings, Inc.	146,160	34,231
*	salesforce.com, Inc.	63,640	14,162
	Texas Instruments, Inc.	137,270	22,530
			299,586
	Consumer Discretionary—17.0%
*	Amazon.com, Inc.	20,065	65,350
	Marriott International, Inc.	66,350	8,753
	NIKE, Inc.	191,720	27,123
	Starbucks Corporation	185,910	19,889
			121,115
	Health Care—13.5%
	Abbott Laboratories	141,820	15,528
*	ABIOMED, Inc.	33,658	10,912
*	Illumina, Inc.	28,440	10,523
	Stryker Corporation	76,050	18,635
	UnitedHealth Group, Inc.	73,480	25,768
	Zoetis, Inc.	91,410	15,128
			96,494
	Communication Services—11.5%
	Activision Blizzard, Inc.	190,320	17,671
*	Alphabet, Inc. Class “A”	21,820	38,243
*	Alphabet, Inc. Class “C”	5,950	10,424
*	Live Nation Entertainment, Inc.	209,200	15,372
			81,710
	Industrials—6.6%
*	Copart, Inc.	156,150	19,870
	Equifax, Inc.	77,160	14,879
	Fortive Corporation	169,300	11,990
			46,739
	Consumer Staples—4.9%
	Costco Wholesale Corporation	51,810	19,521
	The Estee Lauder Cos., Inc.	58,790	15,649
			35,170
	Financials—2.0%
	Apollo Global Management, Inc.	288,640	14,138
	Materials—1.6%
	Linde plc†	42,770	11,270
	Total Common Stocks—99.1% (cost $474,576)		706,222

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $5,155, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $5,258	$5,155	$5,155
Total Repurchase Agreement—0.7% (cost $5,155)		5,155
Total Investments—99.8% (cost $479,731)		711,377
Cash and other assets, less liabilities—0.2%		1,492
Net assets—100.0%		$712,869

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2020

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe James E. Jones

The William Blair Mid Cap Growth Fund (Class N shares) posted a 26.80% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 35.59%.

Despite outperforming during the downturn earlier in the year, the Fund lagged the Index in the full-year period due to a combination of style headwinds and stock-specific factors. From a style perspective, our typical lower beta profile and bias toward companies with more consistent business models were headwinds during the period as the most volatile and highest beta quintiles of the benchmark were the best performers. From a sector perspective, Information Technology was the primary source of the Fund’s underperformance for the year. This was a result of some stock-specific factors and the Fund’s valuation discipline, as the most expensive stocks in the sector (e.g., Software) dramatically outperformed. Given our underweight to certain parts of the market where valuations are at what we believe to be extreme levels, relative to history, most notably in Information Technology, we believe that any normalization in valuations could prove to be beneficial to the Fund’s relative performance in the future. From a stock-specific standpoint, WEX (Information Technology) and BWX Technologies (Industrials) were among the top detractors during the period. COVID-19 related headwinds, including a decline in fuel prices and a broad slowdown in travel, weighed on shares of WEX, a leading provider of payment solutions to the global fuel card market and online travel agents. BWX Technologies, the sole-source provider of propulsion systems for the U.S. Navy, experienced weakness due to concerns surrounding the extended timeline of the rollout of its medical radioisotope product as well as uncertainty around future government military spending under a Democratic U.S. Presidential administration. Stock selection in Consumer Discretionary, including our positions in Ross Stores, Advance Auto Parts and Wayfair, also detracted from relative returns. Conversely, stock selection in Industrials contributed positively to relative returns. Top individual contributors included Horizon Therapeutics (Health Care), Align Technology (Health Care), MongoDB (Information Technology), Take-Two Interactive Software (Communication Services) and EPAM Systems (Information Technology). We believe that medical device company Align Technology reported very strong earnings results, with case volumes, revenues and operating margins all significantly exceeding expectations. Horizon Therapeutics benefitted from continued robust growth of the company’s recently launched drug Tepezza, a drug that treats Thyroid Eye Disease.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2020	William Blair Funds	11

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	26.80%	19.44%	15.60%	12.39%	—
Class I	27.21	19.75	15.90	12.68	—
Class R6	27.18	—	—	—	21.69%
Russell Midcap®
Growth Index	35.59	20.50	18.66	15.04	26.74

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2020

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—29.4%
*	Arista Networks, Inc.	7,365	$2,140
*	Aspen Technology, Inc.	6,560	854
	Booz Allen Hamilton Holding Corporation	16,779	1,463
*	Cadence Design Systems, Inc.	18,935	2,583
*	Coupa Software, Inc.	3,585	1,215
	Dolby Laboratories, Inc.	11,790	1,145
*	EPAM Systems, Inc.	2,990	1,072
*	Euronet Worldwide, Inc.	11,410	1,654
*	GoDaddy, Inc.	17,920	1,486
*	Guidewire Software, Inc.	6,982	899
	Microchip Technology, Inc.	11,250	1,554
*	MongoDB, Inc.	4,945	1,775
*	Nice, Ltd.—ADR	4,905	1,391
*	Pure Storage, Inc.	71,285	1,612
*	RingCentral, Inc.	4,845	1,836
*	SolarEdge Technologies, Inc.	2,695	860
*	Zendesk, Inc.	7,965	1,140
			24,679
	Health Care—23.1%
*	10X Genomics, Inc.	5,860	830
*	ABIOMED, Inc.	3,723	1,207
	Agilent Technologies, Inc.	20,630	2,444
*	Align Technology, Inc.	4,275	2,285
	Bio-Techne Corporation	2,762	877
*	Centene Corporation	12,180	731
	Encompass Health Corporation	19,078	1,578
*	Exact Sciences Corporation	12,125	1,606
*	Horizon Therapeutics plc†	28,520	2,086
*	Insulet Corporation	6,335	1,619
*	Mettler-Toledo International, Inc.	950	1,083
	STERIS plc†	6,515	1,235
	Teleflex, Inc.	4,510	1,856
			19,437
	Industrials—14.5%
	BWX Technologies, Inc.	35,969	2,168
*	Clarivate plc†	33,590	998
*	Copart, Inc.	22,192	2,824
*	CoStar Group, Inc.	2,999	2,772
	Equifax, Inc.	4,575	882
	Fortive Corporation	10,530	746
	Rockwell Automation, Inc.	4,050	1,016
*	Teledyne Technologies, Inc.	1,915	750
			12,156
	Consumer Discretionary—10.0%
	Advance Auto Parts, Inc.	8,098	1,275
	Aptiv plc†	9,485	1,236
*	Bright Horizons Family Solutions, Inc.	5,165	893
*	Burlington Stores, Inc.	3,830	1,002
	Domino’s Pizza, Inc.	2,438	935
*	Floor & Decor Holdings, Inc.	12,445	1,156
	Service Corporation International	17,850	876
*	Ulta Beauty, Inc.	3,475	998
			8,371
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Communication Services—6.2%
	Cable One, Inc.	310	$690
*	Live Nation Entertainment, Inc.	12,984	954
*	Take-Two Interactive Software, Inc.	11,760	2,444
*	Zillow Group, Inc.	8,680	1,127
			5,215
	Materials—5.2%
	Ball Corporation	14,935	1,391
	FMC Corporation	8,605	989
	Vulcan Materials Co.	13,450	1,995
			4,375
	Financials—3.5%
	Arthur J Gallagher & Co.	15,150	1,874
	East West Bancorp, Inc.	21,165	1,074
			2,948
	Consumer Staples—2.3%
*	BJ’s Wholesale Club Holdings, Inc.	24,554	916
	Conagra Brands, Inc.	27,995	1,015
			1,931
	Real Estate—1.4%
	SBA Communications Corporation	4,140	1,168
	Energy—1.1%
	New Fortress Energy, Inc.	16,703	895
	Total Common Stocks—96.7% (cost $52,994)		81,175

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $2,803, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $2,859	$2,803	2,803
	Total Repurchase Agreement—3.3% (cost $2,803)		2,803
	Total Investments—100.0% (cost $55,797)		83,978
	Liabilities, plus cash and other assets—(0.0)%		(8)
	Net assets—100.0%		$83,970

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	13

Small-Mid Cap Core Fund

The Small-Mid Cap Core Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Ward D. Sexton

The William Blair Small-Mid Cap Core Fund (Class I shares) posted a 20.60% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell 2500™ Index (the “Index”), increased 19.99%.

As a result of adding value during the downturn earlier in the year, the Fund outperformed its benchmark in the full-year period, primarily driven by stock-specific factors. Stock selection in Financials, including our position in Virtu Financial, was a standout contributor during the period. The top individual contributors were Horizon Therapeutics (Health Care), SolarEdge Technologies (Information Technology), NICE (Information Technology) and BJ’s Wholesale Clubs (Consumer Staples). Horizon Therapeutics benefitted from continued robust growth of the company’s recently launched drug Tepezza, a drug that treats Thyroid Eye Disease. Solar inverter manufacturer SolarEdge Technologies experienced strong demand and continued to expand into the large and growing international markets. Conversely, from a style perspective, our biases toward companies with high returns on invested capital and more consistent business models were headwinds during the period as the lowest return on invested capital and most volatile quintiles of the benchmark were the best performers. From a sector perspective, Information Technology was the largest detractor for the year. This was a result of some stock-specific factors and the Fund’s valuation discipline, as the most expensive stocks in the sector (e.g., Software) dramatically outperformed. Given our underweight to certain parts of the market where valuations are at extreme levels, relative to history, most notably in Information Technology, any normalization in valuations could prove to be beneficial to the Fund’s relative performance in the future. Stock selection in Health Care, including our typical underweight to Biotechnology, also detracted from relative returns. Our top individual detractors included Brink’s Co (Industrials), Douglas Emmett (Real Estate), Hanger (Health Care), BWX Technologies (Industrials) and Blue Bird Corp (Industrials). COVID-19 related closures weighed on cash management services provider Brink’s Company, most notably as it relates to revenues derived from retail locations that were either temporarily closed or operating on a limited basis. Real estate investment trust Douglas Emmett experienced weakness driven by write-offs resulting from COVID-19 related office closures.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

14	Annual Report	December 31, 2020

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	Since Inception(a)
Class I	20.60%	22.46%
Class R6	20.60	22.47
Russell 2500TM Index	19.99	23.53

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TMIndex measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2020	William Blair Funds	15

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—16.3%
*	Codexis, Inc.	18,669	$408
	Encompass Health Corporation	4,686	388
*	Hanger, Inc.	16,779	369
*	HealthEquity, Inc.	3,849	268
*	Horizon Therapeutics plc†	5,855	428
*	LHC Group, Inc.	1,935	413
*	Ligand Pharmaceuticals, Inc.	1,762	175
*	Mednax, Inc.	23,308	572
*	Merit Medical Systems, Inc.	10,249	569
	Owens & Minor, Inc.	10,271	278
*	Penumbra, Inc.	1,303	228
	STERIS plc†	1,658	314
*	Tabula Rasa HealthCare, Inc.	5,612	240
*	Veracyte, Inc.	4,852	237
			4,887
	Financials—15.6%
	Ares Management Corporation	7,647	360
	Columbia Banking System, Inc.	8,227	295
	East West Bancorp, Inc.	9,518	483
*	Encore Capital Group, Inc.	6,664	259
	FirstCash, Inc.	4,449	312
	Glacier Bancorp, Inc.	7,648	352
	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,104	260
	LPL Financial Holdings, Inc.	2,925	305
	Prog Holdings, Inc.	4,240	228
*	Star Peak Energy Transition Corporation	13,328	273
	Virtu Financial, Inc.	14,133	356
	Voya Financial, Inc.	4,637	273
	Western Alliance Bancorp	9,703	582
	Wintrust Financial Corporation	5,730	350
			4,688
	Industrials—15.5%
*	Axon Enterprise, Inc.	2,271	278
*	Builders FirstSource, Inc.	13,052	533
	BWX Technologies, Inc.	9,617	580
*	Casella Waste Systems, Inc.	3,018	187
	Douglas Dynamics, Inc.	5,386	230
*	Generac Holdings, Inc.	1,219	277
*	IAA, Inc.	3,755	244
	Lincoln Electric Holdings, Inc.	3,153	367
	Luxfer Holdings plc†	10,707	176
	Owens Corning	5,127	388
*	Teledyne Technologies, Inc.	418	164
	The Brink’s Co.	9,381	676
*	Trex Co., Inc.	3,898	326
*	WillScot Mobile Mini Holdings Corporation	10,074	233
			4,659
	Information Technology—15.4%
*	Alarm.com Holdings, Inc.	3,952	409
	Booz Allen Hamilton Holding Corporation	2,379	207
	Brooks Automation, Inc.	4,752	322
	CMC Materials, Inc.	1,483	224
*	Cree, Inc.	2,857	302
	Dolby Laboratories, Inc.	3,620	352
	Entegris, Inc.	2,276	219
*	Euronet Worldwide, Inc.	2,816	408
*	j2 Global, Inc.	2,956	289
*	Knowles Corporation	9,438	174

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	Nice, Ltd.—ADR	1,772	$502
*	Pure Storage, Inc.	15,788	357
*	SolarEdge Technologies, Inc.	1,162	371
*	Verra Mobility Corporation	23,071	310
*	Vertex, Inc.	4,840	169
			4,615
	Consumer Discretionary—9.5%
	Advance Auto Parts, Inc.	2,032	320
*	Boot Barn Holdings, Inc.	10,252	445
*	Burlington Stores, Inc.	1,286	336
*	Grand Canyon Education, Inc.	5,594	521
*	National Vision Holdings, Inc.	6,742	305
	Service Corporation International	6,537	321
*	Skyline Champion Corporation	10,303	319
*	Terminix Global Holdings, Inc.	5,537	282
			2,849
	Real Estate—7.0%
	Americold Realty Trust	8,207	306
	CoreSite Realty Corporation	1,560	195
	Douglas Emmett, Inc.	8,383	245
	Equity LifeStyle Properties, Inc.	7,255	460
	Healthcare Realty Trust, Inc.	8,910	264
	Jones Lang LaSalle, Inc.	1,541	229
	Sunstone Hotel Investors, Inc.	35,054	397
			2,096
	Materials—6.4%
	Avery Dennison Corporation	1,943	301
*	Crown Holdings, Inc.	4,616	463
	Eagle Materials, Inc.	3,211	325
	FMC Corporation	1,702	196
	Martin Marietta Materials, Inc.	1,007	286
	Orion Engineered Carbons S.A.†	20,715	355
			1,926
	Consumer Staples—4.5%
*	BJ’s Wholesale Club Holdings, Inc.	6,973	260
	Inter Parfums, Inc.	4,517	273
*	Performance Food Group Co.	4,143	197
	Primo Water Corporation†	15,550	244
	Spectrum Brands Holdings, Inc.	4,593	363
			1,337
	Energy—3.7%
	Cameco Corporation†	33,988	455
*	ChampionX Corporation	9,864	151
	New Fortress Energy, Inc.	4,003	215
	Parsley Energy, Inc.	21,515	305
			1,126
	Communication Services—2.7%
	Cable One, Inc.	137	305
*	Live Nation Entertainment, Inc.	3,455	254
*	Zynga, Inc.	26,189	259
			818
	Utilities—1.3%
	IDACORP, Inc.	4,194	403
	Total Common Stocks—97.9% (cost $21,771)		29,404

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2020

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $747, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $762	$747	$747
Total Repurchase Agreement—2.5% (cost $747)		747
Total Investments—100.4% (cost $22,518)		30,151
Liabilities, plus cash and other assets—(0.4)%		(106)
Net assets—100.0%		$30,045

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	17

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe James E. Jones

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 32.04% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), increased 40.47%.

Despite outperforming during the downturn earlier in the year, the Fund trailed the Index in the full-year period. Relative performance was driven by a combination of style headwinds and stock-specific factors. From a style perspective, our biases toward companies with high returns on invested capital and more consistent business models, as well as our typical lower beta profile, were headwinds during the period as the lowest returns on invested capital, most volatile and highest beta quintiles of the benchmark were the best performers. Partly offsetting this headwind was our typical larger market cap profile relative to the Index as the largest stocks in our universe outperformed. From a sector perspective, Information Technology was the primary source of the Fund’s underperformance for the year. This was a result of some stock-specific factors and the Fund’s valuation discipline, as the most expensive stocks in the sector (e.g., Software) dramatically outperformed. Given our underweight to certain parts of the market where we believe that valuations are at extreme levels, most notably in Information Technology, we believe any normalization in valuations could prove to be beneficial to the Fund’s relative performance in the future. Top individual stock detractors included BWX Technologies (Industrials), Grand Canyon Education (Consumer Discretionary), Brink’s Co (Industrials), Martin Marietta (Materials) and Live Nation Entertainment (Communication Services). BWX Technologies, the sole-source provider of propulsion systems for the U.S. Navy, experienced weakness due to concerns surrounding the extended timeline of the rollout of its medical radioisotope product as well as uncertainty around future government military spending under a Democratic U.S. Presidential administration. Online education services provider Grand Canyon lagged as the U.S. Presidential election and the company’s pending non-profit status with the Department of Education weighed on the stock. Conversely, stock selection in Industrials, including our position in Trex Co, contributed positively to relative returns. Top individual contributors included Etsy (Consumer Discretionary), Horizon Therapeutics (Health Care), SolarEdge Technologies (Information Technology) and iRhythm Technologies (Health Care). E-commerce marketplace Etsy added new buyers to its platform amid COVID-19 retail disruption, which we believe could sustainably increase longer-term sales potential for the company. Horizon Therapeutics benefitted from continued robust growth of the company’s recently launched drug Tepezza, a drug that treats Thyroid Eye Disease.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

18	Annual Report	December 31, 2020

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	32.04%	18.94%	18.15%	15.23%	—
Class I	32.35	19.24	18.45	15.51	—
Class R6	32.44	—	—	—	24.05%
Russell 2500TM Growth Index	40.47	19.91	18.68	15.00	29.02

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2020	William Blair Funds	19

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—27.4%
*	Alarm.com Holdings, Inc.	594,031	$61,453
*	Aspen Technology, Inc.	365,246	47,573
*	Avalara, Inc.	324,048	53,432
	Booz Allen Hamilton Holding Corporation	296,877	25,882
	Brooks Automation, Inc.	785,020	53,264
*	Cree, Inc.	383,869	40,652
	Entegris, Inc.	362,640	34,850
*	Euronet Worldwide, Inc.	390,003	56,519
*	GoDaddy, Inc.	551,874	45,778
*	Guidewire Software, Inc.	227,970	29,347
*	j2 Global, Inc.	381,876	37,305
*	LiveRamp Holdings, Inc.	623,095	45,604
	MAXIMUS, Inc.	267,652	19,589
*	MongoDB, Inc.	123,314	44,275
	National Instruments Corporation	851,937	37,434
*	Nice, Ltd.—ADR	278,216	78,885
*	Novanta, Inc.†	223,976	26,478
*	Proofpoint, Inc.	235,834	32,170
*	Pure Storage, Inc.	2,998,259	67,791
*	SolarEdge Technologies, Inc.	188,013	59,999
*	Varonis Systems, Inc.	270,412	44,242
*	Zendesk, Inc.	252,400	36,123
			978,645
	Health Care—26.3%
*	10X Genomics, Inc.	303,655	42,998
*	ABIOMED, Inc.	101,688	32,967
*	Acadia Healthcare Co., Inc.	556,514	27,970
*	Amedisys, Inc.	188,792	55,378
	Bio-Techne Corporation	174,883	55,534
*	Blueprint Medicines Corporation	220,000	24,673
	Encompass Health Corporation	951,833	78,707
*	Halozyme Therapeutics, Inc.	1,382,903	59,064
*	HealthEquity, Inc.	799,091	55,705
*	Horizon Therapeutics plc†	1,125,488	82,330
*	Insmed, Inc.	726,438	24,183
*	Inspire Medical Systems, Inc.	132,900	24,997
*	Insulet Corporation	206,256	52,725
*	Ligand Pharmaceuticals, Inc.	392,440	39,028
*	Masimo Corporation	110,590	29,680
*	Merit Medical Systems, Inc.	604,458	33,554
*	Penumbra, Inc.	293,275	51,323
	STERIS plc†	255,885	48,500
	Teleflex, Inc.	109,577	45,099
*	Twist Bioscience Corporation	145,687	20,584
*	Veracyte, Inc.	1,116,120	54,623
			939,622
	Industrials—16.5%
*	Axon Enterprise, Inc.	431,771	52,905
*	Builders FirstSource, Inc.	1,128,954	46,072
	BWX Technologies, Inc.	1,453,595	87,623
*	Generac Holdings, Inc.	196,076	44,590
	HEICO Corporation	238,343	27,900
	Lincoln Electric Holdings, Inc.	232,608	27,041
*	Mercury Systems, Inc.	754,895	66,476
	Ritchie Bros Auctioneers, Inc.†	893,677	62,155
*	Teledyne Technologies, Inc.	103,344	40,509
	The Brink’s Co.	1,017,753	73,278
*	Trex Co., Inc.	739,954	61,949
			590,498
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Discretionary—12.1%
	Advance Auto Parts, Inc.	265,616	$41,837
*	Bright Horizons Family Solutions, Inc.	280,971	48,605
*	Burlington Stores, Inc.	120,525	31,523
*	Etsy, Inc.	493,939	87,877
*	Grand Canyon Education, Inc.	863,402	80,391
*	Helen of Troy, Ltd.†	228,708	50,817
*	National Vision Holdings, Inc.	779,816	35,318
*	Terminix Global Holdings, Inc.	653,795	33,350
*	Ulta Beauty, Inc.	84,494	24,263
			433,981
	Materials—4.3%
*	Crown Holdings, Inc.	730,716	73,218
	Martin Marietta Materials, Inc.	281,833	80,032
			153,250
	Financials—4.2%
	Ares Management Corporation	806,512	37,946
	FirstCash, Inc.	421,043	29,490
	*Star Peak Energy Transition Corporation	977,639	20,003
	Virtu Financial, Inc.	1,399,607	35,228
	Western Alliance Bancorp	450,800	27,026
			149,693
	Communication Services—3.9%
	Cable One, Inc.	25,080	55,871
*	Live Nation Entertainment, Inc.	522,452	38,390
*	Zynga, Inc.	4,660,235	45,996
			140,257
	Energy—1.9%
	Cameco Corporation†	2,865,567	38,399
	New Fortress Energy, Inc.	555,048	29,745
			68,144
	Consumer Staples—1.4%
*	BJ’s Wholesale Club Holdings, Inc.	1,397,012	52,081
	Real Estate—1.1%
	FirstService Corporation†	283,101	38,717
	Total Common Stocks—99.1% (cost $2,349,292)		3,544,888

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $29,355, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $29,942	$29,355	29,355
	Total Repurchase Agreement—0.8% (cost $29,355)		29,355
	Total Investments—99.9% (cost $2,378,647)		3,574,243
	Cash and other assets, less liabilities—0.1%		2,839
	Net assets—100.0%		$3,577,082

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

20	Annual Report	December 31, 2020

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 5.09% decrease, net of fees, for year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell 2500™ Value Index (the “Index”), increased 4.88%.

The Fund trailed the Index in 2020 due to the combination of stock selection and style headwinds during the period given its larger market cap and higher quality biases. We believe that 2020 was a unique year from a style perspective. Stocks were highly correlated with little differentiation between larger and smaller caps or between higher and lower quality stocks during the market sell-off in the first quarter. In contrast, as the market rebounded dramatically and finished the year over 80% higher off its mid-March low, there was significant dispersion across the size and quality quintiles as smaller caps and lower quality stocks dramatically outperformed. At the sector level, Consumer Discretionary was the largest detractor during the period due to stock selection within Specialty Retail, Diversified Consumer Services and Distributors. Within Energy, stock selection within Consumable Fuels and Equipment & Services, impacted by the drop in oil prices during the year, drove relative returns within the sector. The relative returns within Industrials was the result of stock selection within Building Products, Aerospace & Defense, Machinery, and Construction & Engineering. The relative outperformance within Financials was largely due to a lack of exposure to Mortgage real estate investment trusts. Looking specifically at stock selection, the strategy’s largest detractors during the period were EPR Properties (Real Estate), Parsley Energy (Energy), and Patterson-UIT Energy (Energy). Offsetting these detractors were our investments in Dunkin’ Brands (Consumer Staples), Cadence Design Systems (Information Technology), TopBuild (Consumer Discretionary).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

December 31, 2020	William Blair Funds	21

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020

	1 Year	3 Year	5 Year	Since Inception
Class N(a)	(5.09)%	(0.45)%	5.47%	8.60%
Class I(a)	(4.53)	(0.08)	5.81	8.93
Russell 2500TM Value Index(a)	4.88	4.34	9.43	11.28
Class R6(b)	(4.77)	—	—	(0.64)
Russell 2500TM Value Index(b)	4.88	—	—	6.79

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to December 31, 2020.
(b)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of small to mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Annual Report	December 31, 2020

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—20.3%
	American Financial Group, Inc.	193	$17
	CNO Financial Group, Inc.	687	15
	East West Bancorp, Inc.	368	19
	First American Financial Corporation	324	17
	FNB Corporation	1,422	14
	Hancock Whitney Corporation	463	16
	Home BancShares, Inc.	792	15
	National Bank Holdings Corporation	398	13
	PacWest Bancorp	718	18
	Radian Group, Inc.	751	15
	Selective Insurance Group, Inc.	308	21
*	SVB Financial Group	64	25
	The Hanover Insurance Group, Inc.	166	19
	Umpqua Holdings Corporation	1,286	19
	Voya Financial, Inc.	392	23
	Western Alliance Bancorp	419	25
			291
	Industrials—17.5%
	Brady Corporation	475	25
*	Chart Industries, Inc.	209	25
	Curtiss-Wright Corporation	196	23
	Fortune Brands Home & Security, Inc.	291	25
*	FTI Consulting, Inc.	181	20
	Kansas City Southern	152	31
	Rexnord Corporation	541	21
	Simpson Manufacturing Co., Inc.	204	19
	The Toro Co.	339	32
	Westinghouse Air Brake Technologies Corporation	417	31
			252
	Consumer Discretionary—12.8%
	Churchill Downs, Inc.	109	21
*	Deckers Outdoor Corporation	84	24
*	Helen of Troy, Ltd.†	118	26
*	LKQ Corporation	582	21
	Murphy USA, Inc.	141	19
	PulteGroup, Inc.	561	24
	Service Corporation International	415	20
*	TopBuild Corporation	155	29
			184
	Real Estate—11.1%
	American Assets Trust, Inc.	577	17
	American Campus Communities, Inc.	347	15
	Americold Realty Trust	553	21
	CoreSite Realty Corporation	93	12
	Equity LifeStyle Properties, Inc.	407	26
	Healthcare Realty Trust, Inc.	729	21
	Highwoods Properties, Inc.	343	13
	Life Storage, Inc.	154	18
	Terreno Realty Corporation	278	16
			159

	Issuer	Shares	Value

	Common Stocks—(continued)
	Health Care—7.3%
*	Bio-Rad Laboratories, Inc.	26	$15
	CONMED Corporation	139	16
	Encompass Health Corporation	275	23
*	Hologic, Inc.	310	23
	PerkinElmer, Inc.	199	28
			105
	Information Technology—7.3%
*	Arista Networks, Inc.	69	20
	Booz Allen Hamilton Holding Corporation	198	17
*	Cadence Design Systems, Inc.	165	22
*	Ciena Corporation	469	25
	MAXIMUS, Inc.	271	20
			104
	Materials—6.5%
	Avient Corporation	475	19
	FMC Corporation	247	29
	Sensient Technologies Corporation	194	14
	Silgan Holdings, Inc.	328	12
	Steel Dynamics, Inc.	519	19
			93
	Utilities—3.6%
	Alliant Energy Corporation	312	16
	Atmos Energy Corporation	178	17
	IDACORP, Inc.	194	19
			52
	Consumer Staples—3.5%
*	BJ’s Wholesale Club Holdings, Inc.	303	11
	Casey’s General Stores, Inc.	53	10
	J&J Snack Foods Corporation	93	14
	Lamb Weston Holdings, Inc.	192	15
			50
	Energy—3.4%
*	CNX Resources Corporation	1,256	14
	Diamondback Energy, Inc.	329	16
	Helmerich & Payne, Inc.	381	9
	Valero Energy Corporation	183	10
			49
	Communication Services—3.3%
	The Interpublic Group of Cos., Inc.	1,222	29
*	Zynga, Inc.	1,971	19
			48
	Total Common Stocks—96.6% (cost $985)		1,387

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	23

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $107, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $109	$107	$107
Total Repurchase Agreement—7.4% (cost $107)		107
Total Investments—104.0% (cost $1,092)		1,494
Liabilities, plus cash and other assets—(4.0)%		(57)
Net assets—100.0%		$1,437

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

24	Annual Report	December 31, 2020

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ward D. Sexton Mark C. Thompson

The William Blair Small Cap Growth Fund (Class N shares) posted a 38.32% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 34.63%.

Outperformance for the year was the result of strong stock selection, which more than offset a headwind to our investment style. The portfolio benefited from stock selection across several sectors, most notably in Health Care. Top contributors in the sector included our positions in Twist Bioscience, Horizon Therapeutics and Simulations Plus. Through its innovation and execution amid the pandemic, synthetic biology company Twist Bioscience has attracted new customers, which we believe creates a sustainable benefit for the business into the future. Other top contributors were SiTime Corp (Information Technology) and Etsy (Consumer Discretionary). Semiconductor company SiTime reported numerous design wins during the year, which drove stock performance. Stock selection in Industrials, including our positions in Brink’s Co, BWX Technologies and Douglas Dynamics, detracted from relative performance. Despite improving fundamentals and stock performance late in the year, cash management services provider Brink’s Company suffered from COVID-19 related closures, most notably from retail customers. Other notable laggards included Health Care holdings Hanger and Aerie Pharmaceuticals. Hanger is a provider of orthotic and prosthetic services that experienced a transitory demand reduction as individuals delayed office visits amid the pandemic. From a style perspective, the most expensive segments of our benchmark outperformed. Because of our valuation sensitivity, our typical underweight to the most expensive stocks in the benchmark was a headwind.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2020	William Blair Funds	25

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	38.32%	18.28%	20.04%	14.36%	—
Class I	38.68	18.57	20.34	14.63	—
Class R6	38.76	—	—	—	23.69%
Russell 2000® Growth Index	34.63	16.20	16.36	13.48	24.81

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

26	Annual Report	December 31, 2020

Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—26.1%
*	Acadia Healthcare Co., Inc.	145,199	$7,298
*	Aerie Pharmaceuticals, Inc.	444,841	6,010
*	Amicus Therapeutics, Inc.	315,280	7,280
*	AxoGen, Inc.	397,690	7,119
*	Blueprint Medicines Corporation	31,390	3,520
*	CareDx, Inc.	123,197	8,926
*	Codexis, Inc.	385,298	8,411
*	CryoLife, Inc.	258,442	6,102
	Encompass Health Corporation	75,781	6,266
*	GenMark Diagnostics, Inc.	431,634	6,302
*	Halozyme Therapeutics, Inc.	250,510	10,699
*	Hanger, Inc.	412,230	9,065
*	Harmony Biosciences Holdings, Inc.	45,007	1,627
*	Health Catalyst, Inc.	221,958	9,662
*	HealthEquity, Inc.	94,655	6,598
*	Insmed, Inc.	240,170	7,995
*	LHC Group, Inc.	37,223	7,940
*	Ligand Pharmaceuticals, Inc.	108,058	10,746
*	Merit Medical Systems, Inc.	167,090	9,275
*	Penumbra, Inc.	25,148	4,401
	Simulations Plus, Inc.	62,200	4,474
*	Tabula Rasa HealthCare, Inc.	151,106	6,473
*	Twist Bioscience Corporation	50,306	7,108
	US Physical Therapy, Inc.	50,807	6,110
*	Veracyte, Inc.	141,320	6,916
			176,323
	Information Technology—23.7%
*	Agilysys, Inc.	86,772	3,330
*	Alarm.com Holdings, Inc.	90,950	9,409
	American Software, Inc.	258,320	4,435
	Brooks Automation, Inc.	133,245	9,041
	CMC Materials, Inc.	37,050	5,606
	Computer Services, Inc.	105,369	6,259
*	Euronet Worldwide, Inc.	56,960	8,255
*	Grid Dynamics Holdings, Inc.	930,729	11,727
*	j2 Global, Inc.	80,933	7,906
*	Knowles Corporation	276,970	5,105
	Littelfuse, Inc.	26,863	6,841
*	LivePerson, Inc.	102,647	6,388
*	LiveRamp Holdings, Inc.	147,430	10,790
*	Novanta, Inc.†	36,790	4,349
*	PAR Technology Corporation	62,750	3,940
*	PDF Solutions, Inc.	206,932	4,470
*	PROS Holdings, Inc.	46,761	2,374
*	Pure Storage, Inc.	501,496	11,339
*	SiTime Corporation	38,765	4,339
*	Upland Software, Inc.	164,140	7,532
*	Varonis Systems, Inc.	44,080	7,212
*	Verra Mobility Corporation	539,699	7,243
*	Vertex, Inc.	82,477	2,874
*	WNS Holdings, Ltd.—ADR	131,052	9,442
			160,206

	Issuer	Shares	Value

	Common Stocks—(continued)
	Industrials—20.6%
	Albany International Corporation	97,785	$7,179
*	Builders FirstSource, Inc.	130,800	5,338
	BWX Technologies, Inc.	223,539	13,475
*	Casella Waste Systems, Inc.	178,930	11,085
	Douglas Dynamics, Inc.	162,323	6,943
*	Ducommun, Inc.	255,499	13,720
*	Energy Recovery, Inc.	279,256	3,809
	ESCO Technologies, Inc.	51,156	5,280
*	Forrester Research, Inc.	142,843	5,985
*	IAA, Inc.	96,520	6,272
	Lincoln Electric Holdings, Inc.	48,390	5,625
	Luxfer Holdings plc†	403,685	6,628
*	Mercury Systems, Inc.	90,376	7,959
*	Montrose Environmental Group, Inc.	220,166	6,816
*	PAE, Inc.	950,968	8,730
	Ritchie Bros Auctioneers, Inc.†	136,845	9,518
	The Brink’s Co.	199,216	14,344
			138,706
	Consumer Discretionary—10.5%
*	Boot Barn Holdings, Inc.	243,094	10,541
*	Grand Canyon Education, Inc.	104,742	9,753
*	Laureate Education, Inc.	349,672	5,091
	Lithia Motors, Inc.	29,239	8,557
*	National Vision Holdings, Inc.	152,218	6,894
*	Revolve Group, Inc.	285,464	8,898
*	Rush Street Interactive, Inc.	443,050	9,592
*	Skyline Champion Corporation	209,680	6,487
	Winmark Corporation	26,970	5,011
			70,824
	Financials—8.1%
*	Encore Capital Group, Inc.	196,723	7,662
	FirstCash, Inc.	143,778	10,070
	Home BancShares, Inc.	314,518	6,127
	LPL Financial Holdings, Inc.	58,470	6,094
*	Open Lending Corporation	164,137	5,738
	Prog Holdings, Inc.	172,937	9,316
*	South Mountain Merger Corporation	198,309	3,199
*	Star Peak Energy Transition Corporation	303,809	6,216
			54,422
	Communication Services—2.7%
*	Porch Group, Inc.	415,958	5,936
*	QuinStreet, Inc.	559,665	11,999
			17,935
	Consumer Staples—2.4%
*	BJ’s Wholesale Club Holdings, Inc.	157,510	5,872
*	Darling Ingredients, Inc.	182,820	10,545
			16,417
	Real Estate—1.8%
	Colliers International Group, Inc.†	65,098	5,802
	FirstService Corporation†	48,767	6,670
			12,472

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	27

Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)
Energy—1.3%
Cameco Corporation†	653,740	$8,760
Materials—1.3%
Orion Engineered Carbons S.A.†	496,777	8,515
Total Common Stocks—98.5% (cost $450,622)		664,580

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $10,756, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $10,972	$10,756	10,756
Total Repurchase Agreement—1.6% (cost $10,756)		10,756
Total Investments—100.1% (cost $461,378)		675,336
Liabilities, plus cash and other assets—(0.1)%		(728)
Net assets—100.0%		$674,608

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

28	Annual Report	December 31, 2020

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 5.76% decrease, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 4.63%.

The Fund’s relative performance was impacted by the combination of stock selection and style headwinds during the year given its larger market cap and higher quality biases. We believe that 2020 was a unique year from a style perspective. Stocks were highly correlated with little differentiation between larger and smaller caps or between higher and lower quality stocks during the market sell-off in the first quarter of 2020. In contrast, as the market rebounded dramatically and finished the year over 85% higher off its mid-March low, there was significant dispersion across the size and quality quintiles as smaller caps and lower quality stocks dramatically outperformed. At the sector level, Consumer Discretionary was the largest detractor during the period due to a lack of exposure to Internet & Direct Marketing Retail and Leisure Products and stock selection within Hotels, Restaurants & Leisure, Specialty Retail, and Auto Components. Within Energy, stock selection within Consumable Fuels and Equipment & Services, impacted by the drop in oil prices during the year, drove relative returns within the sector. The relative returns within Real Estate was primarily driven by stock selection within Specialized real estate investment trusts (“REITs”). The relative outperformance within Financials was due to a lack of exposure to Mortgage REITs and stock selection within Banks. Communication Services was another contributor to relative returns during the period mainly due to an underweight to Media stocks. Looking specifically at stock selection, the strategy’s largest detractors during the period were EPR Properties (Real Estate), Pebblebrook Hotel Trust (Real Estate), and Helix Energy Solutions (Energy). Offsetting these detractors were our investments in Inphi (Information Technology), Darling Ingredients (Consumer Staples), and Dunkin’ Brands (Consumer Discretionary).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

December 31, 2020	William Blair Funds	29

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(5.76)%	(1.65)%	5.25%	6.34%	—
Class I	(5.57)	(1.41)	5.50	6.61	—
Class R6	(5.55)	—	—	—	(1.81)%
Russell 2000® Value Index	4.63	3.72	9.65	8.66	6.52

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

30	Annual Report	December 31, 2020

Small Cap Value Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—27.4%
	Banc of California, Inc.	27,198	$400
	Banner Corporation	12,874	600
	Boston Private Financial Holdings, Inc.	79,032	668
	Cadence BanCorp	39,091	642
	CNO Financial Group, Inc.	38,339	852
	First American Financial Corporation	10,706	553
	FNB Corporation	68,394	650
	Glacier Bancorp, Inc.	17,834	821
	Hancock Whitney Corporation	30,289	1,030
	Home BancShares, Inc.	46,402	904
	Horace Mann Educators Corporation	16,636	699
	National Bank Holdings Corporation	19,625	643
	OceanFirst Financial Corporation	28,319	528
	PacWest Bancorp	24,869	632
	Radian Group, Inc.	47,639	965
	Renasant Corporation	19,137	644
	Sandy Spring Bancorp, Inc.	19,862	639
*	Seacoast Banking Corporation of Florida	28,427	837
	Selective Insurance Group, Inc.	15,590	1,044
	The Hanover Insurance Group, Inc.	6,850	801
	Umpqua Holdings Corporation	47,901	725
	Western Alliance Bancorp	19,253	1,154
			16,431
	Industrials—17.1%
	Alamo Group, Inc.	2,040	282
	Brady Corporation	25,684	1,357
*	Chart Industries, Inc.	7,285	858
	Curtiss-Wright Corporation	9,203	1,071
	ESCO Technologies, Inc.	5,875	606
	Federal Signal Corporation	12,656	420
*	FTI Consulting, Inc.	6,705	749
*	Gibraltar Industries, Inc.	14,420	1,037
	Rexnord Corporation	15,330	605
*	Saia, Inc.	3,334	603
	Simpson Manufacturing Co., Inc.	7,007	655
	UniFirst Corporation	4,295	909
	Watts Water Technologies, Inc.	8,869	1,079
			10,231
	Consumer Discretionary—11.6%
	Carter’s, Inc.	8,007	753
*	Cavco Industries, Inc.	2,187	384
	Churchill Downs, Inc.	3,345	652
*	Deckers Outdoor Corporation	3,591	1,030
*	Helen of Troy, Ltd.†	4,357	968
	KB Home	13,930	467
*	Monarch Casino & Resort, Inc.	13,068	800
	Murphy USA, Inc.	6,390	836
*	TopBuild Corporation	5,651	1,040
			6,930
	Real Estate—8.5%
	Agree Realty Corporation	11,198	746
	American Assets Trust, Inc.	21,499	621
	Americold Realty Trust	10,368	387
	CoreSite Realty Corporation	3,426	429
	Healthcare Realty Trust, Inc.	27,121	803
	Highwoods Properties, Inc.	17,575	696

	Issuer	Shares	Value

	Common Stocks—(continued)
	Real Estate—(continued)
	Life Storage, Inc.	5,808	$693
	Terreno Realty Corporation	11,930	698
			5,073
	Health Care—6.6%
	CONMED Corporation	11,447	1,282
	Encompass Health Corporation	14,443	1,195
*	Integer Holdings Corporation	10,976	891
*	Magellan Health, Inc.	7,089	587
			3,955
	Information Technology—5.9%
*	j2 Global, Inc.	6,451	630
*	LiveRamp Holdings, Inc.	10,487	768
	MAXIMUS, Inc.	8,694	636
	Perspecta, Inc.	18,211	439
*	Semtech Corporation	4,090	295
*	Viavi Solutions, Inc.	51,779	775
			3,543
	Materials—5.7%
	Avient Corporation	18,472	744
	Carpenter Technology Corporation	17,560	511
	Minerals Technologies, Inc.	11,495	714
	Sensient Technologies Corporation	9,087	671
	Silgan Holdings, Inc.	20,172	748
			3,388
	Utilities—4.7%
	Black Hills Corporation	11,737	721
	Chesapeake Utilities Corporation	5,625	609
	IDACORP, Inc.	6,893	662
	ONE Gas, Inc.	10,869	834
			2,826
	Consumer Staples—4.7%
*	BJ’s Wholesale Club Holdings, Inc.	11,113	414
	Casey’s General Stores, Inc.	2,722	486
*	Darling Ingredients, Inc.	21,901	1,263
	J&J Snack Foods Corporation	4,218	656
			2,819
	Energy—4.2%
	Archrock, Inc.	54,148	469
	Brigham Minerals, Inc.	35,819	394
	Cactus, Inc.	10,622	277
*	CNX Resources Corporation	48,087	519
	HollyFrontier Corporation	11,709	303
*	PDC Energy, Inc.	27,387	562
			2,524
	Communication Services—2.1%
	John Wiley & Sons, Inc.	6,570	300
	Nexstar Media Group, Inc.	3,485	381
*	QuinStreet, Inc.	16,463	353
	The Interpublic Group of Cos., Inc.	10,346	243
			1,277
	Total Common Stocks—98.5% (cost $43,146)		58,997

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	31

Small Cap Value Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $1,066, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $1,087	$1,066	$1,066
Total Repurchase Agreement—1.8% (cost $1,066)		1,066
Total Investments—100.3% (cost $44,212)		60,063
Liabilities, plus cash and other assets—(0.3)%		(162)
Net assets—100.0%		$59,901

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

32	Annual Report	December 31, 2020

Global Markets Review and Outlook

Global equities surged in the fourth quarter on promising news of multiple vaccines having high rates of effectiveness against the coronavirus (the MSCI ACWI IMI advanced +15.70% for the quarter and +16.25% for the year). The prospect of a return to normality drove a sharp style rotation out of defensive technology names in favor of value-oriented stocks which had underperformed for most of the year.

US equities advanced (+14.56% for the quarter and +20.46% for the year, as measured by the MSCI US IMI) on the vaccine news which overshadowed the presidential election results and transition of power to President-elect Joe Biden. Investor sentiment was further bolstered in the final days of December as Congress passed a $900 billion relief package which included direct payments to qualified individuals and an expanded loan program for small businesses.

European equities gained (+16.40% for the quarter and +6.46% for the year as measured by the MSCI Europe IMI) despite a resurgence in new coronavirus cases and newly imposed lockdown measures. The long-awaited trade agreement between the UK and the European Union was settled in late December signaling the UK’s official transition period out of the EU. UK equities gained +18.60% in US dollar terms during the fourth quarter (as measured by the MSCI UK IMI), bolstered by a stronger British Pound, which advanced nearly 6% against the dollar. Despite the fourth quarter rally, UK equities ended the year down 8.97% in dollar terms (-11.78% in British Pound terms).

Emerging markets (+19.95% for the quarter and +18.39% for the year, as measured by the MSCI EM IMI) outpaced developed markets primarily due to strength within Latin America and South Korea. China underperformed on a relative basis (+11.38% for the quarter and +29.42% for the year) as tension between China and the US weighed on investor sentiment.

While reviewing the prior year and forming an outlook for the market, it is impossible not to take greater stock of the world events and think more broadly about lessons learned during this time, which has been unlike any other we have experienced in our lifetimes.

As we consider these lessons, it is informative to draw comparisons to what we believe are critical factors for companies and their stocks, and our own experience as investors and businesspeople.

First, in our view, there is no substitute for world-class culture. This means organizations that attract great talent and provide an environment where individuals can flourish. Great management teams lead and empower people to help achieve success for their clients.

During the pandemic we saw increased differentiation among those companies who are innovative, forward looking and agile, who have adapted to overcome multiple challenges in order to stay relevant to their customers. It’s too simple to point to the alleged “COVID-19 beneficiaries” who saw a boon to their business due to forced changes in consumption and business practices. In our view, it is more about those companies that have invested in leading data-driven, digital support to their businesses in order to pivot or take advantage of the demand disruption. These companies form the core of each of our investment strategies.

What we are seeing from what we view to be the best companies is their preparedness and their ability to navigate through the crisis in terms of protecting client relationships, managing resources effectively, and executing around their strategy. As in all crises, we expect the best will not only survive but emerge stronger, with improved competitive positioning and more enduring growth prospects. This is where we are continuing to focus.

This relates to our own experience working on your behalf this past year. Our team demonstrated great resilience, commitment, and adaptability. Once again we saw that outstanding people and a committed team culture can overcome a lot of obstacles. The collaborative, engaged nature of our investment process has prepared us remarkably well for this more decentralized, virtual form of work and connectedness. We believe that the content of our research has never been richer and that the engagement and the commitment of the team have never been stronger. Our long-term growth research projects this year were not just a triage for the current crisis, but an opportunity for deeper, reflective work on its longer-term growth implications. This has provided cohesion and consistency to our process.

We believe the second lesson is the importance of growth. Growth is a critical business imperative as it applies to people, products, and ideas. We are attracted to growth companies because we feel that they will add the most value to the future global economy and generate Sustainable Value Creation in the form of cash flows that are underappreciated today. These are three very specific and important words: create, meaning that companies are in control of their destiny; value, referring to positive economic outcomes; and sustainable, referencing durability over a long period of time. This is of particular importance because

December 31, 2020	William Blair Funds	33

Global Markets Review and Outlook (continued)

in recent years the shares of companies classified as having higher long-term growth have substantially outperformed those of companies classified as value investments.

This stock market recovery has been unique in that it has been driven by the same types of companies that have led the market for several years: highly innovative “digital winners”, those with high and persistent investment for future growth, and companies that have been able to scale at an unprecedented pace. This has fueled the performance of “Growth versus Value” and the ensuing debate around future equity investing style performance.

While these market leaders (Growth stocks) may have high current multiples (i.e., not equating to Value classification), we believe that their earnings power has proven to be undervalued. In our view, the market is still trying to reconcile the digital transformation of business models and the resulting scalability at higher than expected profit levels. Or, put differently, the durability of that growth and profit profile is underappreciated in our view. We believe that the style performance differential therefore reflects a realization that the corporate performance gap is widening.

As a firm and as a team, we often reflect on the fact that we should run our own business and hold ourselves accountable to the same sustainable value creation standards as our portfolio companies. Our firm is 85 years old and our team is 25 years old. Growth is an imperative to a successful long-term franchise, including our own. That means people and people development. Hiring bright minds with diverse perspectives and giving them an opportunity to grow and flourish. They demand growth. It means challenging our investment philosophy and process with new ideas and evolving (growing) our investment skills and tools so that we are as relevant today as we were 10 and 25 years ago. It also means innovating and creating new investment products that meet our clients’ current and future needs. This in turn creates an energized, positive environment that allows us to maximize the contribution of all of our teammates in order to generate long-term returns for our clients.

This leads to the next lesson, which is our belief that “ESG” and sustainable business practices are here to stay. Society at large and (more recently) the investment community appear to have woken up to the fact that long- term thinking is the foundation of business success and investment returns. Building durable, sustainable, enduring businesses and societies is the goal, and the stock market is increasingly recognizing these factors as being important organizational values. We have long seen the obvious connection between long-term corporate value creation and “ESG” practices. The best companies that we referred to previously are increasingly focused on their business activity’s impact on all stakeholders.

As for the market outlook, we expect the economic recovery in 2021 to be extremely robust and surprise to the upside. In our view, consumer spending is likely to grow smartly across developed markets, as pent up demand and high aggregate savings rates work in tandem. Indeed, retail sales volumes already have surpassed their prior peak. At the same time, industrial production, which enables the consumption of these goods, remains some 7-10% below pre-COVID-19 recession levels. So, even in the absence of further fiscal support—already approved in Europe and quite likely in the US—we believe that major developed market economies may be firing on all cylinders by the spring.

In short, we believe that high aggregate personal savings rates and strong acceleration in consumer spending, especially on services, together with still-depressed levels of industrial production suggest that economic growth in 2021 is likely to be the strongest in many decades and exceed current forecasts. In our view, corporate profit growth is therefore likely to be underestimated as well.

If economic growth is to trend higher this year, then so is inflation in our view. For now, an inflation “spike” beyond a 3% annual rate in 2021—if that can even be considered a spike—looks likely to be transitory. Even if growth surprises to the upside and developed markets grow at well above current consensus forecasts, we believe that major economies (excluding China) are unlikely to regain their pre-crisis trajectory of output until 2022 at the earliest.

Thus, we believe we will see corporate profit growth ahead of general expectations, with a broadening out to include many of the industries that were left behind in the second half of 2020. At the same time, we expect rising interest rates will prove to be manageable, creating a positive backdrop for equities.

The aforementioned performance gap between growth and value stocks may even have a chance of moderating this year, as the broadening of growth may support the performance of stocks in value-oriented industries that stand to benefit from increased economic activity. We still believe the long-term investment potential of creators of long-term value (growth stocks) will prove to be superior to that of companies or industries in competitive decline.

34	Annual Report	December 31, 2020

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 31.50% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI (net) (the “Index”), increased 16.25%.

Outperformance versus the Index was driven by a combination of allocation and stock selection effects. An underweight allocation to Energy and an overweight allocation to Consumer Discretionary, coupled with above average stock selection within the Health Care sector, were the largest drivers of relative performance.

Within the Health Care sector, Lonza and IDEXX Laboratories propelled relative performance. Lonza is a leader in custom manufacturing of biopharmaceuticals and specialty ingredients. Business trends remain strong, particularly in its pharma biotech segment amid the COVID-19 pandemic. Lonza offers highly visible growth, and given the strong market demand for outsourced biopharma production and related services, we remain confident it can deliver on growth in the future. IDEXX is the world leader in veterinary diagnostic testing, with three primary business segments: companion animals, livestock and poultry, and water. The company’s growth is tied to the animal health market which has attractive structural growth characteristics. Moreover, IDEXX is a compelling growth compounder that we believe should continue to deliver double-digit top and bottom-line growth for the foreseeable future.

Partially offsetting these effects was negative stock selection within the Consumer Discretionary sector and an overweight allocation to the Asia Ex-Japan region. Within Consumer Discretionary, Compass Group weighed on relative returns. Compass is the global leader in outsourced foodservice and other support services to private businesses, schools and colleges, hospitals, and in remote environments. It is benefiting from the ongoing trend toward outsourcing foodservice and hospitality services globally. Given the COVID-19 pandemic, the narrative around contract caterers is fairly negative due to work from home dynamics, social distancing, and a challenging macro backdrop. However, as volumes recover and people gain comfort that the business model remains intact, we expect the stock will reflect the long-term earnings power of the business. Current estimates do not account for an acceleration of market share gains as business shifts away from competitors with weaker offerings, the demand for outsourcing increases due to health and safety concerns, or any upside from M&A, which we anticipate the company will take an active role in. Unowned Tesla also hindered relative results as the stock was up over 700% in 2020, well above our view of intrinsic value.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 33.

December 31, 2020	William Blair Funds	35

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N	31.50%	16.66%	15.80%	11.72%	—
Class I	31.86	16.96	16.12	12.02	—
MSCI ACW IMI (net)	16.25	9.72	12.15	9.09	—
Class R6(a)	31.91	17.01	16.18	—	13.38%
MSCI ACW IMI (net)(a)	16.25	9.72	12.15	—	10.42

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

36	Annual Report	December 31, 2020

Global Leaders Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—48.2%
	Canada—1.4%
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	4,883	$1,700
	United States—46.8%
*	Adobe, Inc. (Software)	3,623	1,812
*	Alphabet, Inc. Class “A” (Interactive Media & Services)	2,056	3,603
*	Amazon.com, Inc. (Internet & direct marketing retail)	1,325	4,315
	BlackRock, Inc. (Capital markets)	2,574	1,857
*	Charles River Laboratories International, Inc. (Life sciences tools & services)	4,784	1,195
*	CoStar Group, Inc. (Professional services)	1,463	1,352
	Ecolab, Inc. (Chemicals)	5,366	1,161
*	Edwards Lifesciences Corporation (Health care equipment & supplies)	14,973	1,366
*	Facebook, Inc. Class “A” (Interactive Media & Services)	10,449	2,854
	Fidelity National Information Services, Inc. (IT services)	11,833	1,674
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	3,625	1,812
	Intercontinental Exchange, Inc. (Capital markets)	14,533	1,676
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	1,612	1,319
	Lockheed Martin Corporation (Aerospace & defense)	3,294	1,169
	Mastercard, Inc. Class “A” (IT services)	7,859	2,805
	Microsoft Corporation (Software)	10,395	2,312
	NextEra Energy, Inc. (Electric utilities)	14,361	1,108
	NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	13,919	1,969
*	PayPal Holdings, Inc. (IT services)	10,365	2,428
	Prologis, Inc. (Equity REIT)	10,858	1,082
	Roper Technologies, Inc. (Industrial conglomerates)	3,877	1,671
*	salesforce.com, Inc. (Software)	14,082	3,134
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	6,924	1,843
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	3,793	1,767
*	Ulta Beauty, Inc. (Specialty retail)	5,497	1,579
	Union Pacific Corporation (Road & rail)	8,355	1,740
	UnitedHealth Group, Inc. (Health care providers & services)	6,230	2,185
*	Veeva Systems, Inc. Class “A” (Health care technology)	2,951	803
*	Workday, Inc. Class “A” (Software)	8,360	2,003
	Zoetis, Inc. (Pharmaceuticals)	9,690	1,604
			57,198

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—23.9%
	Denmark—3.6%
*	Chr Hansen Holding A/S (Chemicals)	10,097	$1,038
	DSV PANALPINA A/S (Air freight & logistics)	11,140	1,865
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	20,725	1,452
			4,355
	France—3.7%
*	Airbus SE (Aerospace & defense)	20,438	2,242
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	3,618	2,258
			4,500
	Germany—4.6%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	80,513	3,087
	MTU Aero Engines AG (Aerospace & defense)	6,642	1,732
	Rational AG (Machinery)	869	808
			5,627
	Ireland—2.6%
	Allegion plc (Building products)†	7,497	872
	Aptiv plc (Auto components)†	17,918	2,335
			3,207
	Netherlands—1.2%
*	Adyen N.V. (IT services)	650	1,513
	Sweden—5.1%
	Atlas Copco AB Class “A” (Machinery)	39,429	2,018
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	7,020	712
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	28,602	2,607
*	Indutrade AB (Trading companies & distributors)	41,640	892
			6,229
	Switzerland—3.1%
	Lonza Group AG (Life sciences tools & services)	2,733	1,756
	Partners Group Holding AG (Capital markets)	1,668	1,959
			3,715

	Emerging Asia—9.1%
	China—5.1%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	88,944	2,669
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	48,300	947
	Tencent Holdings, Ltd. (Interactive Media & Services)	36,800	2,677
			6,293

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	37

Global Leaders Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—1.2%
*	HDFC Bank, Ltd.—ADR (Banks)	20,827	$1,505
	Taiwan—2.8%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	31,039	3,384

	Japan—6.7%
	Daikin Industries, Ltd. (Building products)	9,400	2,087
	Keyence Corporation (Electronic equipment, instruments & components)	4,200	2,359
	Nihon M&A Center, Inc. (Professional services)	34,800	2,325
	SMC Corporation (Machinery)	2,400	1,463
			8,234

	Asia—5.2%
	Australia—3.1%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	52,657	1,258
*	Atlassian Corporation plc Class “A” (Software)†	4,846	1,133
	CSL, Ltd. (Biotechnology)	6,250	1,365
			3,756
	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	164,800	2,020
	New Zealand—0.5%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	23,501	557

	United Kingdom—3.1%
	Compass Group plc (Hotels, restaurants & leisure)	78,923	1,471
	Experian plc (Professional services)	26,747	1,016
	Halma plc (Electronic equipment, instruments & components)	15,243	510
*	Rentokil Initial plc (Commercial services & supplies)	113,161	789
			3,786

	Emerging Latin America—2.0%
	Argentina—2.0%
*	Globant S.A. (IT services)†	5,605	1,220
*	MercadoLibre, Inc. (Internet & direct marketing retail)	729	1,221
			2,441
	Total Common Stocks—98.2% (cost $63,577)		120,020

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $2,070, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $2,111	$2,070	$2,070
Total Repurchase Agreement—1.7% (cost $2,070)		2,070
Total Investments—99.9% (cost $65,647)		122,090
Cash and other assets, less liabilities—0.1%		92
Net assets—100.0%		$122,182

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	26.8%
Industrials	20.0%
Consumer Discretionary	18.7%
Health Care	14.3%
Communication Services	7.6%
Financials	7.5%
Materials	1.8%
Consumer Staples	1.5%
Utilities	0.9%
Real Estate	0.9%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	58.8%
Euro	9.7%
Hong Kong Dollar	6.9%
Japanese Yen	6.9%
Swedish Krona	5.2%
Danish Krone	3.6%
British Pound Sterling	3.1%
Swiss Franc	3.1%
Australian Dollar	2.2%
All Other Currencies	0.5%
Total	100.0%

See accompanying Notes to Financial Statements.

38	Annual Report	December 31, 2020

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 26.45% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 11.12%.

Outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials, Energy and Health Care sectors were the most notable sources of relative return. Within Financials, Partners Group propelled relative results as the company’s share price rebounded off the COVID-19-induced lows earlier in the year. The company’s most recent financial results highlighted better than expected first half results with performance fees, EBIT and net profit all ahead of consensus. The company’s strong structural growth outlook is supported by increasing allocations to private markets given low interest rates and low growth. It continues to be a key beneficiary of this environment given its global scale in distribution, investment performance and breadth of private market investment solutions and management. The company continues to see solid demand for its range of private market programs and mandates. Neste, within the Energy sector, was an additional source of outperformance. Neste is the world’s largest producer of renewable diesel and jet fuel refined from waste and residues. It offers a superior product compared to petroleum diesel as it not only helps meet renewable/carbon reduction targets, but also burns cleaner in internal combustion engines, resulting in lower emissions and engine maintenance costs. Within Health Care, Lonza Group was the strongest contributor to relative results. Lonza is a leader in custom manufacturing of biopharmaceuticals and specialty ingredients. Business trends remain strong, particularly in its pharma biotech segment amid the COVID-19 pandemic. Lonza offers highly visible growth, and given the strong market demand for outsourced biopharma production and related services, we remain confident it can deliver on growth in the future.

Partially offsetting these effects were the underweight allocation to the Materials sector and an overweight allocation to the Developed Europe region, coupled with below average stock selection within the Information Technology sector. Within Information Technology, Temenos was the largest detractor to relative performance. Temenos is a leading software provider to the financial services industry. We believe its offering is superior to its competitors, but the key difference today vs. the past is its brand recognition. Upgrading to Temenos software is synonymous with upgrading your core technology in the right way, and this change in mindset by customers is changing its ability to sign new deals at attractive prices. At the same time, management has delivered more consistent execution. While the company continues to win new clients, some contracts were delayed. We believe this should be a positive tailwind to the company once the economy approaches normalcy (relative to history). Despite the lumpiness quarter-to-quarter, the structural drivers of digital transformation, regulation, cost pressures and the move to open banking are likely to accelerate post-crisis.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 33.

December 31, 2020	William Blair Funds	39

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	26.45%	13.22%	13.67%	11.64%
Class I(a)	26.77	13.51	13.97	11.92
MSCI ACW Ex-U.S. IMI (net)(a)	11.12	4.83	8.98	7.09
Class R6(b)	26.88	13.59	14.06	12.03
MSCI ACW Ex-U.S. IMI (net)(b)	11.12	4.83	8.98	6.79

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2020.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

40	Annual Report	December 31, 2020

International Leaders Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—45.5%
	Denmark—6.7%
*	Chr Hansen Holding A/S (Chemicals)	41,337	$4,250
	Coloplast A/S Class “B” (Health care equipment & supplies)	102,436	15,630
	DSV PANALPINA A/S (Air freight & logistics)	73,365	12,283
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	245,934	17,223
	Orsted A/S (Electric utilities)	117,571	23,997
			73,383
	Finland—2.0%
	Neste Oyj (Oil, gas & consumable fuels)	304,017	21,972
	France—10.3%
*	Airbus SE (Aerospace & defense)	174,624	19,153
	L’Oreal S.A. (Personal products)	42,714	16,218
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	56,206	35,081
*	Safran S.A. (Aerospace & defense)	160,532	22,739
	Sartorius Stedim Biotech (Life sciences tools & services)	26,958	9,590
	Teleperformance (Professional services)	31,543	10,454
			113,235
	Germany—4.7%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	763,560	29,281
	Rational AG (Machinery)	16,120	14,996
*	TeamViewer AG (Software)	150,574	8,063
			52,340
	Ireland—1.4%
*	Kingspan Group plc (Building products)	216,125	15,155
	Netherlands—4.1%
*	Adyen N.V. (IT services)	12,335	28,707
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	34,668	16,837
			45,544
	Norway—1.0%
	TOMRA Systems ASA (Commercial services & supplies)	215,681	10,630
	Spain—1.3%
	Amadeus IT Group S.A. (IT services)	191,728	13,951
	Sweden—5.6%
	Atlas Copco AB Class “A” (Machinery)	398,302	20,386
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	314,710	28,680
	Nibe Industrier AB Class “B” (Building products)	369,814	12,122
			61,188

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Switzerland—8.4%
	Lonza Group AG (Life sciences tools & services)	37,660	$24,196
	Partners Group Holding AG (Capital markets)	15,534	18,248
	Sika AG (Chemicals)	67,518	18,441
	Straumann Holding AG (Health care equipment & supplies)	16,603	19,345
	Temenos AG (Software)	91,384	12,764
			92,994

	Emerging Asia—19.2%
	China—11.5%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	943,856	28,319
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	425,287	13,041
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	57,100	17,445
	NetEase, Inc. (Entertainment)	952,175	18,129
*	TAL Education Group—ADR (Diversified consumer services)	280,563	20,063
	Tencent Holdings, Ltd. (Interactive Media & Services)	413,100	30,053
			127,050
	India—3.5%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	566,668	19,776
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	697,432	18,396
			38,172
	Taiwan—3.0%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,762,000	33,236
	Thailand—1.2%
*	Sea, Ltd.—ADR (Entertainment)	66,703	13,277

	United Kingdom—11.4%
	Ashtead Group plc (Trading companies & distributors)	451,408	21,223
	Compass Group plc (Hotels, restaurants & leisure)	659,984	12,302
	Experian plc (Professional services)	503,600	19,124
	Halma plc (Electronic equipment, instruments & components)	306,876	10,277
	London Stock Exchange Group plc (Capital markets)	153,031	18,851
*	Rentokil Initial plc (Commercial services & supplies)	1,627,203	11,340
	Segro plc (Equity REIT)	1,096,708	14,212
	Spirax-Sarco Engineering plc (Machinery)	73,925	11,418
*	Trainline plc (Internet & direct marketing retail)	1,124,179	7,133
			125,880

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	41

International Leaders Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Japan—10.8%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	224,900	$8,200
	Daikin Industries, Ltd. (Building products)	97,700	21,687
	Hoya Corporation (Health care equipment & supplies)	144,600	19,984
	Keyence Corporation (Electronic equipment, instruments & components)	55,400	31,119
	M3, Inc. (Health care technology)	66,100	6,237
	Nihon M&A Center, Inc. (Professional services)	186,900	12,490
	SMC Corporation (Machinery)	31,100	18,960
			118,677

	Asia—6.1%
	Australia—3.4%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	447,326	10,691
*	Atlassian Corporation plc Class “A” (Software)†	40,885	9,562
	CSL, Ltd. (Biotechnology)	75,006	16,375
			36,628
	Hong Kong—1.9%
	AIA Group, Ltd. (Insurance)	1,718,400	21,057
	New Zealand—0.8%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	379,176	8,995

	Canada—3.0%
	Canadian National Railway Co. (Road & rail)	187,111	20,571
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	37,557	13,071
			33,642

	Emerging Latin America—2.0%
	Argentina—2.0%
*	MercadoLibre, Inc. (Internet & direct marketing retail)	12,929	21,659
	Total Common Stocks—98.0% (cost $732,420)		1,078,665

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $27,934, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $28,493	$27,934	27,934
	Total Repurchase Agreement—2.6% (cost $27,934)		27,934
	Total Investments—100.6% (cost $760,354)		1,106,599
	Liabilities, plus cash and other assets—(0.6)%		(6,246)

Net assets—100.0%	$1,100,353

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	25.6%
Information Technology	20.6%
Consumer Discretionary	13.8%
Health Care	13.5%
Financials	7.2%
Communication Services	5.7%
Consumer Staples	4.3%
Energy	3.7%
Utilities	2.2%
Materials	2.1%
Real Estate	1.3%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.3%
British Pound Sterling	11.7%
Japanese Yen	11.0%
Hong Kong Dollar	9.1%
Swiss Franc	8.6%
U.S. Dollar	7.2%
Danish Krone	6.8%
Swedish Krona	5.7%
Indian Rupee	3.5%
New Taiwan Dollar	3.1%
Chinese Yuan Renminbi	2.8%
Australian Dollar	2.5%
Canadian Dollar	1.9%
All Other Currencies	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

42	Annual Report	December 31, 2020

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Growth Fund (Class N shares) posted a 31.64% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 11.12%.

Outperformance versus the Index was primarily driven by positive stock selection across all sectors. The Health Care, Communication Services and Industrials sectors were the most notable contributors to relative return.

Within Health Care, Lonza contributed to relative results as the company posted positive financial results throughout the year. Lonza is a leader in custom manufacturing of biopharmaceuticals and specialty ingredients. Business trends remain strong, particularly in its pharma biotech segment amid the COVID-19 pandemic. Lonza offers highly visible growth, and given the strong market demand for outsourced biopharma production and related services, we remain confident it can deliver on growth in the future. Sea Ltd, a South East Asian mobile gaming and e-commerce company within Communication Services, was an additional source of outperformance. Sea primarily operates in seven South East Asian markets, including Indonesia, Malaysia, the Philippines, Singapore, Thailand, Taiwan and Vietnam. More recently, it has expanded its gaming operations to include India, Russia and Latin America. The company is the market leader in both gaming revenues and e-commerce, and current game success coupled with a robust pipeline are driving higher revenue growth and profitability expectations, and e-commerce operating metrics continue to be strong. Within the Industrials, DSV Panalpina propelled relative performance. DSV is a leading logistics company within Industrials. Following a path of steady organic growth and regular M&A, DSV is now one of the largest air and sea freight forwarders in the world. Its asset light business model allows it to generate high levels of return on invested capital with minimal ongoing capex needs that in turn powers market share gains and rising free cash flow. The stock made new highs in the fourth quarter after its share price completely recovered from its significant first quarter decline driven by the global COVID-19 pandemic, but failed to keep pace with the overall market.

Partially offsetting these effects was the underweight allocation to the Materials sector coupled with negative effects from owning travel-related companies such as Airbus, Safran and Amadeus during the COVID-19 pandemic. We added to these positions post their sell-off to take advantage of attractive valuations and to prepare the portfolio for what we believe will be the inevitable recovery once economies begin to fully reopen. We believe that recent performance of these securities has begun to reflect increasing confidence of a strong economic snap back in 2021.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 33.

December 31, 2020	William Blair Funds	43

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	31.64%	12.03%	12.01%	7.87%	—
Class I	31.99	12.37	12.36	8.20	—
Class R6	32.16	—	—	—	26.31%
MSCI ACW Ex-U.S. IMI (net)	11.12	4.83	8.98	5.06	11.11

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

44	Annual Report	December 31, 2020

International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.1%
	Belgium—0.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	29,106	$2,841
	Warehouses De Pauw CVA (Equity REIT)	128,219	4,427
			7,268
	Denmark—4.9%
*	Chr Hansen Holding A/S (Chemicals)	72,101	7,413
	Coloplast A/S Class “B” (Health care equipment & supplies)	62,812	9,584
	DSV PANALPINA A/S (Air freight & logistics)	210,734	35,282
*	Genmab A/S (Biotechnology)	39,667	16,036
*	Netcompany Group A/S (Software)	55,048	5,625
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	223,304	15,638
	Orsted A/S (Electric utilities)	90,688	18,510
	Royal Unibrew A/S (Beverages)	41,715	4,838
			112,926
	Finland—1.2%
	Neste Oyj (Oil, gas & consumable fuels)	378,776	27,375
	France—8.7%
*	Airbus SE (Aerospace & defense)	281,209	30,843
	Dassault Systemes SE (Software)	82,940	16,835
	Hermes International (Textiles, apparel & luxury goods)	8,668	9,314
	Kering S.A. (Textiles, apparel & luxury goods)	22,296	16,190
	L’Oreal S.A. (Personal products)	58,013	22,027
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	53,390	33,323
*	Orpea SA (Health care providers & services)	37,526	4,931
*	Safran S.A. (Aerospace & defense)	203,239	28,789
	Sartorius Stedim Biotech (Life sciences tools & services)	24,300	8,645
	Teleperformance (Professional services)	50,979	16,896
*	Worldline S.A. (IT services)	146,849	14,190
			201,983
	Germany—5.9%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	40,003	5,322
	CompuGroup Medical SE & Co. KgaA (Health care technology)	62,568	6,008
*	HelloFresh SE (Internet & direct marketing retail)	88,752	6,852
*	Hypoport SE (Diversified financial services)	2,343	1,474
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	872,282	33,450
	KION Group AG (Machinery)	91,355	7,942
	MTU Aero Engines AG (Aerospace & defense)	111,587	29,091
	Nemetschek SE (Software)	53,137	3,921
*	Puma SE (Textiles, apparel & luxury goods)	159,182	17,945

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
*	TeamViewer AG (Software)	172,101	$9,215
	Vonovia SE (Real estate management & development)	199,873	14,592
			135,812
	Ireland—1.2%
*	ICON plc (Life sciences tools & services)†	70,008	13,650
*	Kingspan Group plc (Building products)	190,332	13,347
			26,997
	Israel—0.6%
*	CyberArk Software, Ltd. (Software)†	37,222	6,015
*	Wix.com, Ltd. (IT services)†	34,919	8,728
			14,743
	Italy—0.6%
*	Amplifon SpA (Health care providers & services)	135,106	5,618
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	79,436	3,464
*	Moncler SpA (Textiles, apparel & luxury goods)	72,398	4,435
			13,517
	Luxembourg—0.4%
*	Eurofins Scientific SE (Life sciences tools & services)	105,137	8,815
	Netherlands—4.0%
*	Adyen N.V. (IT services)	13,518	31,460
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	93,592	45,454
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	81,812	4,955
	Euronext N.V. (Capital markets)	42,232	4,651
	IMCD N.V. (Trading companies & distributors)	42,297	5,387
			91,907
	Norway—0.4%
	TOMRA Systems ASA (Commercial services & supplies)	190,913	9,409
	Spain—1.2%
	Amadeus IT Group S.A. (IT services)	328,243	23,883
*	Solaria Energia y Medio Ambiente S.A. (Independent power & renewable electricity producers)	149,935	4,330
			28,213
	Sweden—5.7%
	AddTech AB Class “B” (Trading companies & distributors)	238,184	3,155
	Atlas Copco AB Class “A” (Machinery)	700,714	35,864
	Beijer Ref AB (Trading companies & distributors)	117,021	5,354
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	168,546	17,101

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	45

International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	341,790	$31,148
*	Indutrade AB (Trading companies & distributors)	383,709	8,217
	Investment AB Latour Class “B” (Industrial conglomerates)	233,738	5,673
	Lifco AB Class “B” (Industrial conglomerates)	59,342	5,691
	Nibe Industrier AB Class “B” (Building products)	234,157	7,676
*	Nolato AB Class “B” (Industrial conglomerates)	52,486	5,308
	Sweco AB Class “B” (Construction & engineering)	236,954	4,349
*	Vitrolife AB (Biotechnology)	97,275	2,551
			132,087
	Switzerland—7.0%
	Belimo Holding AG (Building products)	500	4,338
	Logitech International S.A. (Technology hardware, storage & peripherals)	127,373	12,362
	Lonza Group AG (Life sciences tools & services)	43,822	28,155
	Partners Group Holding AG (Capital markets)	14,029	16,480
*	SIG Combibloc Group AG (Containers & packaging)	297,531	6,903
	Sika AG (Chemicals)	108,753	29,703
*	Softwareone Holding AG (Electronic equipment, instruments & components) .	147,059	4,352
	STMicroelectronics N.V. (Semiconductors & semiconductor equipment)	512,294	19,120
	Straumann Holding AG (Health care equipment & supplies)	13,629	15,880
	Tecan Group AG (Life sciences tools & services)	13,663	6,695
	Temenos AG (Software)	65,332	9,125
	VAT Group AG (Machinery)	25,188	6,282
*	Zur Rose Group AG (Food & staples retailing)	10,101	3,229
			162,624

	Emerging Asia—25.6%
	China—16.0%
	A-Living Smart City Services Co., Ltd. Class “H” (Commercial services & supplies)	688,500	3,055
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	967,516	11,079
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	802,000	1,393
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	1,362,884	40,891
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,159,100	9,036

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Chacha Food Co., Ltd. Class “A” (Food products)	446,842	$3,679
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,612,000	10,906
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	316,259	9,698
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	470,870	11,636
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	414,300	18,277
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	50,253	15,353
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,342,000	22,977
*	Meituan Class “B” (Internet & direct marketing retail)	463,700	17,621
	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	170,413	4,710
	NetEase, Inc. (Entertainment)	922,025	17,555
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	907,421	4,874
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,933,000	23,687
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	95,150	6,198
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	434,000	8,509
	Silergy Corporation (Semiconductors & semiconductor equipment)	142,000	12,180
*	TAL Education Group—ADR (Diversified consumer services)	289,891	20,730
	Tencent Holdings, Ltd. (Interactive Media & Services)	688,200	50,067
*	Tencent Music Entertainment Group—ADR (Entertainment)	237,657	4,573
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	195,739	8,276
*	Venus MedTech Hangzhou, Inc. Class “H” (Health care equipment & supplies)	277,000	2,825
	Will Semiconductor Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	79,177	2,798
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	278,714	5,742
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	1,658,000	21,986
			370,311
	India—2.0%
*	HDFC Bank, Ltd. (Banks)	766,791	15,095
	Ipca Laboratories, Ltd. (Pharmaceuticals)	114,663	3,445
	Pidilite Industries, Ltd. (Chemicals)	153,159	3,698

See accompanying Notes to Financial Statements.

46	Annual Report	December 31, 2020

International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	885,369	$23,473
			45,711
	Indonesia—0.9%
	Bank Central Asia Tbk PT (Banks)	8,442,600	20,340
	South Korea—1.2%
	Kakao Corporation (Interactive Media & Services)	35,163	12,608
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	28,978	16,752
			29,360
	Taiwan—4.1%
	Airtac International Group (Machinery)	135,000	4,324
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	249,000	6,274
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,123,000	29,856
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	497,573	54,255
			94,709
	Thailand—1.4%
	Airports of Thailand PCL (Transportation infrastructure)	1,355,900	2,817
	Carabao Group PCL Class “F” (Beverages)	764,500	2,922
*	Sea, Ltd.—ADR (Entertainment)	135,069	26,886
			32,625

	Japan—12.5%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	273,100	9,958
*	BASE, Inc. (IT services)	50,800	4,802
	Benefit One, Inc. (Professional services)	184,900	5,462
*	Bengo4.com, Inc. (Interactive Media & Services)	32,100	3,184
	Daikin Industries, Ltd. (Building products)	118,600	26,326
	Disco Corporation (Semiconductors & semiconductor equipment)	42,000	14,135
	GMO Payment Gateway, Inc. (IT services)	47,300	6,340
	Harmonic Drive Systems, Inc. (Machinery)	78,500	7,010
	Hoya Corporation (Health care equipment & supplies)	130,500	18,035
	Keyence Corporation (Electronic equipment, instruments & components)	80,000	44,937
	M3, Inc. (Health care technology)	146,000	13,776
	MISUMI Group, Inc. (Machinery)	201,300	6,599
	MonotaRO Co., Ltd. (Trading companies & distributors)	179,800	9,142
	Nihon M&A Center, Inc. (Professional services)	204,600	13,672
	Nomura Research Institute, Ltd. (IT services)	355,000	12,704

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Olympus Corporation (Health care equipment & supplies)	487,200	$10,647
	Omron Corporation (Electronic equipment, instruments & components)	278,600	24,823
	Rakus Co., Ltd. (Software)	209,500	4,853
*	SHIFT, Inc. (IT services)	31,400	4,352
	SMC Corporation (Machinery)	49,000	29,873
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	140,900	5,390
	TechnoPro Holdings, Inc. (Professional services)	68,800	5,697
	TIS, Inc. (IT services)	335,400	6,867
			288,584

	United Kingdom—9.7%
	3i Group plc (Capital markets)	511,054	8,093
	Abcam plc (Biotechnology)	130,155	2,759
	Ashtead Group plc (Trading companies & distributors)	431,291	20,277
	Avast plc (Software)	874,529	6,428
	AVEVA Group plc (Software)	177,850	7,788
	Big Yellow Group plc (Equity REIT)	274,616	4,120
*	boohoo Group plc (Internet & direct marketing retail)	927,267	4,349
	Compass Group plc (Hotels, restaurants & leisure)	1,038,500	19,357
	Croda International plc (Chemicals)	138,859	12,525
	Diploma plc (Trading companies & distributors)	137,177	4,112
	Experian plc (Professional services)	513,617	19,505
	Halma plc (Electronic equipment, instruments & components)	496,070	16,613
	Intermediate Capital Group plc (Capital markets)	395,470	9,334
	Intertek Group plc (Professional services) .	118,957	9,188
	London Stock Exchange Group plc (Capital markets)	169,962	20,937
*	Renishaw plc (Electronic equipment, instruments & components)	58,615	4,617
*	Rentokil Initial plc (Commercial services & supplies)	1,971,235	13,737
	Rotork plc (Machinery)	1,391,713	6,052
	Segro plc (Equity REIT)	1,001,196	12,974
	Softcat plc (IT services)	200,087	3,759
	Spirax-Sarco Engineering plc (Machinery) .	89,617	13,842
*	Trainline plc (Internet & direct marketing retail)	698,810	4,434
			224,800

	Asia—3.7%
	Australia—2.2%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	531,095	12,693

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	47

International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Australia—(continued)
*	Atlassian Corporation plc Class “A” (Software)†	61,976	$14,494
	CSL, Ltd. (Biotechnology)	60,937	13,304
	Goodman Group (Equity REIT)	629,330	9,175
			49,666
	Hong Kong—1.5%
	AIA Group, Ltd. (Insurance)	2,882,800	35,326

	Canada—2.6%
	Canadian National Railway Co. (Road & rail)	265,879	29,230
	Enghouse Systems, Ltd. (Software)	63,911	3,096
*	Kinaxis, Inc. (Software)	33,260	4,712
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	53,588	18,650
	Toromont Industries, Ltd. (Trading companies & distributors)	48,393	3,391
			59,079

	Emerging Latin America—2.4%
	Argentina—1.0%
*	Globant S.A. (IT services)†	29,956	6,519
*	MercadoLibre, Inc. (Internet & direct marketing retail)	9,625	16,124
			22,643
	Brazil—1.3%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	832,500	9,934
	Locaweb Servicos de Internet S.A. (IT services)	352,100	5,455
	Magazine Luiza S.A. (Multiline retail)	1,853,100	8,901
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	354,000	5,339
			29,629
	Mexico—0.1%
*	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	24,821	4,094

	Emerging Europe—0.8%
	Poland—0.3%
*	Allegro.eu S.A. (Internet & direct marketing retail)	281,256	6,377
	Russia—0.5%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	176,114	12,254
	Total Common Stocks—99.4% (cost $1,262,683)		2,299,184

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $11,737, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $11,972	$11,737	$11,737
Total Repurchase Agreement—0.5% (cost $11,737)		11,737
Total Investments—99.9% (cost $1,274,420)		2,310,921
Cash and other assets, less liabilities—0.1%		1,729
Net assets—100.0%		$2,312,650

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	26.4%
Industrials	22.9%
Consumer Discretionary	14.7%
Health Care	12.8%
Financials	7.2%
Communication Services	5.5%
Consumer Staples	2.7%
Materials	2.6%
Energy	2.2%
Real Estate	2.0%
Utilities	1.0%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	23.8%
Japanese Yen	12.6%
Hong Kong Dollar	12.0%
British Pound Sterling	9.8%
U.S. Dollar	9.0%
Swiss Franc	6.2%
Swedish Krona	5.7%
Danish Krone	4.9%
Chinese Yuan Renminbi	4.0%
New Taiwan Dollar	2.3%
Indian Rupee	2.0%
Canadian Dollar	1.8%
Australian Dollar	1.5%
Brazilian Real	1.3%
South Korean Won	1.3%
All Other Currencies	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2020

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair Institutional International Growth Fund posted a 32.47% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 11.12%.

Outperformance versus the Index was primarily driven by positive stock selection across all sectors. The Health Care, Communication Services and Industrials sectors were the most notable contributors to relative return.

Within Health Care, Lonza contributed to relative results as the company posted positive financial results throughout the year. Lonza is a leader in custom manufacturing of biopharmaceuticals and specialty ingredients. Business trends remain strong, particularly in its pharma biotech segment amid the COVID-19 pandemic. Lonza offers highly visible growth, and given the strong market demand for outsourced biopharma production and related services, we remain confident it can deliver on growth in the future. Sea Ltd, a South East Asian mobile gaming and e-commerce company within Communication Services, was an additional source of outperformance. Sea primarily operates in seven South East Asian markets, including Indonesia, Malaysia, the Philippines, Singapore, Thailand, Taiwan and Vietnam. More recently, it has expanded its gaming operations to include India, Russia and Latin America. The company is the market leader in both gaming revenues and e-commerce, and current game success coupled with a robust pipeline are driving higher revenue growth and profitability expectations, and e-commerce operating metrics continue to be strong. Within the Industrials, DSV Panalpina propelled relative performance. DSV is a leading logistics company within Industrials. Following a path of steady organic growth and regular M&A, DSV is now one of the largest air and sea freight forwarders in the world. Its asset light business model allows it to generate high levels of return on invested capital with minimal ongoing capex needs that in turn powers market share gains and rising free cash flow. The stock made new highs in the fourth quarter after its share price completely recovered from its significant first quarter decline driven by the global COVID-19 pandemic, but failed to keep pace with the overall market.

Partially offsetting these effects was the underweight allocation to the Materials sector coupled with negative effects from owning travel-related companies such as Airbus, Safran and Amadeus during the COVID-19 pandemic. We added to these positions post their sell-off to take advantage of attractive valuations and to prepare the portfolio for what we believe will be the inevitable recovery once economies begin to fully reopen. Recent performance of these securities has begun to reflect increasing confidence of a strong economic snap back in 2021.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 33.

December 31, 2020	William Blair Funds	49

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020

	1 Year	3 Year	5 Year	10 Year
Institutional
International Growth Fund	32.47%	12.63%	12.56%	8.41%
MSCI ACW Ex-U.S. IMI (net)	11.12	4.83	8.98	5.06

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Annual Report	December 31, 2020

Institutional International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.0%
	Belgium—0.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	16,633	$1,623
	Warehouses De Pauw CVA (Equity REIT)	73,272	2,530
			4,153
	Denmark—4.9%
*	Chr Hansen Holding A/S (Chemicals)	41,373	4,254
	Coloplast A/S Class “B” (Health care equipment & supplies)	36,042	5,499
	DSV PANALPINA A/S (Air freight & logistics)	120,922	20,245
*	Genmab A/S (Biotechnology)	22,761	9,202
*	Netcompany Group A/S (Software)	31,587	3,228
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	128,135	8,973
	Orsted A/S (Electric utilities)	52,038	10,621
	Royal Unibrew A/S (Beverages)	23,937	2,776
			64,798
	Finland—1.2%
	Neste Oyj (Oil, gas & consumable fuels)	217,347	15,708
	France—8.7%
*	Airbus SE (Aerospace & defense)	160,701	17,626
	Dassault Systemes SE (Software)	47,397	9,621
	Hermes International (Textiles, apparel & luxury goods)	4,954	5,323
	Kering S.A. (Textiles, apparel & luxury goods)	12,741	9,252
	L’Oreal S.A. (Personal products)	33,152	12,587
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	30,510	19,043
*	Orpea SA (Health care providers & services)	21,444	2,817
*	Safran S.A. (Aerospace & defense)	116,144	16,452
	Sartorius Stedim Biotech (Life sciences tools & services)	13,887	4,940
	Teleperformance (Professional services)	29,133	9,656
*	Worldline S.A. (IT services)	83,919	8,109
			115,426
	Germany—5.9%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	22,954	3,054
	CompuGroup Medical SE & Co. KgaA (Health care technology)	35,902	3,447
*	HelloFresh SE (Internet & direct marketing retail)	50,927	3,932
*	Hypoport SE (Diversified financial services)	1,363	857
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	500,527	19,194
	KION Group AG (Machinery)	52,421	4,557
	MTU Aero Engines AG (Aerospace & defense)	64,030	16,693
	Nemetschek SE (Software)	30,491	2,250

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
*	Puma SE (Textiles, apparel & luxury goods)	91,340	$10,297
*	TeamViewer AG (Software)	98,754	5,288
	Vonovia SE (Real estate management & development)	114,690	8,373
			77,942
	Ireland—1.2%
*	ICON plc (Life sciences tools & services)†	40,007	7,801
*	Kingspan Group plc (Building products)	108,767	7,627
			15,428
	Israel—0.6%
*	CyberArk Software, Ltd. (Software)†	21,271	3,437
*	Wix.com, Ltd. (IT services)†	19,955	4,988
			8,425
	Italy—0.6%
*	Amplifon SpA (Health care providers & services)	77,526	3,224
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	45,581	1,988
*	Moncler SpA (Textiles, apparel & luxury goods)	41,543	2,545
			7,757
	Luxembourg—0.4%
*	Eurofins Scientific SE (Life sciences tools & services)	60,082	5,038
	Netherlands—3.9%
*	Adyen N.V. (IT services)	7,725	17,978
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	53,484	25,975
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	46,752	2,832
	Euronext N.V. (Capital markets)	24,134	2,658
	IMCD N.V. (Trading companies & distributors)	24,171	3,078
			52,521
	Norway—0.4%
	TOMRA Systems ASA (Commercial services & supplies)	109,549	5,399
	Spain—1.2%
	Amadeus IT Group S.A. (IT services)	187,578	13,648
*	Solaria Energia y Medio Ambiente S.A. (Independent power & renewable electricity producers)	85,682	2,475
			16,123
	Sweden—5.7%
	AddTech AB Class “B” (Trading companies & distributors)	136,673	1,811
	Atlas Copco AB Class “A” (Machinery)	402,078	20,579
	Beijer Ref AB (Trading companies & distributors)	67,148	3,072

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	51

Institutional International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	96,714	$9,813
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	196,124	17,873
*	Indutrade AB (Trading companies & distributors)	218,457	4,679
	Investment AB Latour Class “B” (Industrial conglomerates)	134,122	3,255
	Lifco AB Class “B” (Industrial conglomerates)	34,051	3,265
	Nibe Industrier AB Class “B” (Building products)	134,363	4,404
*	Nolato AB Class “B” (Industrial conglomerates)	30,117	3,046
	Sweco AB Class “B” (Construction & engineering)	135,967	2,495
*	Vitrolife AB (Biotechnology)	55,818	1,464
			75,756
	Switzerland—7.0%
	Belimo Holding AG (Building products)	287	2,490
	Logitech International S.A. (Technology hardware, storage & peripherals)	73,088	7,093
	Lonza Group AG (Life sciences tools & services)	25,146	16,156
	Partners Group Holding AG (Capital markets)	8,050	9,457
*	SIG Combibloc Group AG (Containers & packaging)	170,727	3,961
	Sika AG (Chemicals)	62,404	17,044
*	Softwareone Holding AG (Electronic equipment, instruments & components)	84,384	2,497
	STMicroelectronics N.V. (Semiconductors & semiconductor equipment)	293,961	10,971
	Straumann Holding AG (Health care equipment & supplies)	7,821	9,112
	Tecan Group AG (Life sciences tools & services)	7,840	3,842
	Temenos AG (Software)	37,488	5,236
	VAT Group AG (Machinery)	14,453	3,605
*	Zur Rose Group AG (Food & staples retailing)	5,796	1,853
			93,317

	Emerging Asia—25.6%
	China—15.9%
	A-Living Smart City Services Co., Ltd. Class “H” (Commercial services & supplies)	393,500	1,746
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	552,930	6,332
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	458,000	795
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	778,900	23,370

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,233,900	$5,164
	Chacha Food Co., Ltd. Class “A” (Food products)	255,300	2,102
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	921,000	6,231
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	180,740	5,542
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	269,100	6,650
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	236,750	10,444
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	28,717	8,773
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,910,000	13,132
*	Meituan Class “B” (Internet & direct marketing retail)	265,000	10,070
	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	97,400	2,692
	NetEase, Inc. (Entertainment)	526,900	10,032
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	518,600	2,786
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,104,500	13,535
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	54,400	3,544
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	248,400	4,870
	Silergy Corporation (Semiconductors & semiconductor equipment)	81,000	6,947
*	TAL Education Group—ADR (Diversified consumer services)	165,662	11,847
	Tencent Holdings, Ltd. (Interactive Media & Services)	393,300	28,613
*	Tencent Music Entertainment Group—ADR (Entertainment)	135,812	2,613
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	111,800	4,727
*	Venus MedTech Hangzhou, Inc. Class “H” (Health care equipment & supplies)	158,500	1,616
	Will Semiconductor Co., Ltd. Shanghai Class “A” (Semiconductors & semiconductor equipment)	45,270	1,600
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	159,264	3,281
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	947,500	12,564
			211,618

See accompanying Notes to Financial Statements.

52	Annual Report	December 31, 2020

Institutional International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—2.0%
*	HDFC Bank, Ltd. (Banks)	438,192	$8,627
	Ipca Laboratories, Ltd. (Pharmaceuticals)	65,526	1,968
	Pidilite Industries, Ltd. (Chemicals)	87,525	2,113
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	505,955	13,414
			26,122
	Indonesia—0.9%
	Bank Central Asia Tbk PT (Banks)	4,844,406	11,672
	South Korea—1.3%
*	Kakao Corporation (Interactive Media & Services)	20,177	7,234
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	16,628	9,613
			16,847
	Taiwan—4.1%
	Airtac International Group (Machinery)	77,000	2,467
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	142,000	3,578
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	641,000	17,041
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	284,344	31,005
			54,091
	Thailand—1.4%
	Airports of Thailand PCL (Transportation infrastructure)	778,100	1,617
	Carabao Group PCL Class “F” (Beverages)	438,700	1,676
*	Sea, Ltd.—ADR (Entertainment)	77,187	15,364
			18,657

	Japan—12.5%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	156,700	5,714
*	BASE, Inc. (IT services)	29,200	2,760
	Benefit One, Inc. (Professional services)	106,100	3,134
*	Bengo4.com, Inc. (Interactive Media & Services)	18,400	1,825
	Daikin Industries, Ltd. (Building products)	68,000	15,094
	Disco Corporation (Semiconductors & semiconductor equipment)	24,100	8,111
	GMO Payment Gateway, Inc. (IT services)	27,100	3,632
	Harmonic Drive Systems, Inc. (Machinery)	45,000	4,018
	Hoya Corporation (Health care equipment & supplies)	74,900	10,351
	Keyence Corporation (Electronic equipment, instruments & components)	45,900	25,783
	M3, Inc. (Health care technology)	84,800	8,002
	MISUMI Group, Inc. (Machinery)	115,500	3,786
	MonotaRO Co., Ltd. (Trading companies & distributors)	103,200	5,247

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Nihon M&A Center, Inc. (Professional services)	117,400	$7,845
	Nomura Research Institute, Ltd. (IT services)	203,700	7,290
	Olympus Corporation (Health care equipment & supplies)	279,600	6,110
	Omron Corporation (Electronic equipment, instruments & components)	159,900	14,247
	Rakus Co., Ltd. (Software)	120,200	2,785
*	SHIFT, Inc. (IT services)	18,000	2,495
	SMC Corporation (Machinery)	28,100	17,131
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	80,900	3,095
	TechnoPro Holdings, Inc. (Professional services)	39,500	3,271
	TIS, Inc. (IT services)	192,500	3,941
			165,667

	United Kingdom—9.7%
	3i Group plc (Capital markets)	292,048	4,625
	Abcam plc (Biotechnology)	74,379	1,577
	Ashtead Group plc (Trading companies & distributors)	246,467	11,588
	Avast plc (Software)	499,761	3,673
	AVEVA Group plc (Software)	101,635	4,450
	Big Yellow Group plc (Equity REIT)	156,933	2,354
*	boohoo Group plc (Internet & direct marketing retail)	529,898	2,486
	Compass Group plc (Hotels, restaurants & leisure)	593,463	11,062
	Croda International plc (Chemicals)	79,353	7,158
	Diploma plc (Trading companies & distributors)	78,392	2,350
	Experian plc (Professional services)	293,513	11,146
	Halma plc (Electronic equipment, instruments & components)	283,485	9,494
	Intermediate Capital Group plc (Capital markets)	225,996	5,334
	Intertek Group plc (Professional services)	67,979	5,250
	London Stock Exchange Group plc (Capital markets)	97,127	11,965
*	Renishaw plc (Electronic equipment, instruments & components)	33,496	2,638
*	Rentokil Initial plc (Commercial services & supplies)	1,126,487	7,850
	Rotork plc (Machinery)	795,312	3,459
	Segro plc (Equity REIT)	572,146	7,414
	Softcat plc (IT services)	114,342	2,148
	Spirax-Sarco Engineering plc (Machinery)	51,213	7,910
*	Trainline plc (Internet & direct marketing retail)	405,147	2,571
			128,502

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	53

Institutional International Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—3.7%
	Australia—2.2%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	303,501	$7,254
*	Atlassian Corporation plc Class “A” (Software)†	35,417	8,283
	CSL, Ltd. (Biotechnology)	34,823	7,602
	Goodman Group (Equity REIT)	359,639	5,243
			28,382
	Hong Kong—1.5%
	AIA Group, Ltd. (Insurance)	1,647,463	20,188

	Canada—2.5%
	Canadian National Railway Co. (Road & rail)	151,940	16,704
	Enghouse Systems, Ltd. (Software)	36,523	1,769
*	Kinaxis, Inc. (Software)	19,007	2,693
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	30,623	10,658
	Toromont Industries, Ltd. (Trading companies & distributors)	27,655	1,938
			33,762

	Emerging Latin America—2.4%
	Argentina—0.9%
*	Globant S.A. (IT services)†	17,119	3,725
*	MercadoLibre, Inc. (Internet & direct marketing retail)	5,501	9,216
			12,941
	Brazil—1.3%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	477,700	5,700
	Locaweb Servicos de Internet S.A. (IT services)	202,100	3,131
	Magazine Luiza S.A. (Multiline retail)	1,063,300	5,108
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	203,100	3,063
			17,002
	Mexico—0.2%
*	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	14,184	2,339

	Emerging Europe —0.8%
	Poland—0.3%
*	Allegro.eu S.A. (Internet & direct marketing retail)	161,311	3,657
	Russia—0.5%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	100,642	7,003
	Total Common Stocks—99.2% (cost $713,438)		1,316,241

Issuer	Value

Total Investments—99.2% (cost $713,438)	$1,316,241
Cash and other assets, less liabilities—0.8%	10,241
Net assets—100.0%	$1,326,482

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	26.4%
Industrials	22.9%
Consumer Discretionary	14.7%
Health Care	12.8%
Financials	7.2%
Communication Services	5.5%
Consumer Staples	2.7%
Materials	2.6%
Energy	2.2%
Real Estate	2.0%
Utilities	1.0%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	23.8%
Japanese Yen	12.6%
Hong Kong Dollar	11.9%
British Pound Sterling	9.8%
U.S. Dollar	9.0%
Swiss Franc	6.3%
Swedish Krona	5.8%
Danish Krone	4.9%
Chinese Yuan Renminbi	4.0%
New Taiwan Dollar	2.3%
Indian Rupee	2.0%
Canadian Dollar	1.7%
Australian Dollar	1.5%
Brazilian Real	1.3%
South Korean Won	1.3%
All Other Currencies	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

54	Annual Report	December 31, 2020

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 28.68% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 14.24%.

Calendar year outperformance was driven primarily by strong selection within the Industrials sector, combined with the overweight and positive stock selection within Information Technology. Within Industrials, Nihon M&A Center and Indutrade were the top contributors to performance. Nihon M&A Center is a high-quality Japanese growth company that provides advisory services to small- and mid-sized enterprises facing succession-oriented challenges. It is led by an entrepreneurial management team that has built an attractive network of national relationships aimed at identifying buyers and sellers and sourcing transactions. Share price performance was driven by record high revenue growth in the first half of the year, as the company continued to benefit from structural tailwinds and its strong network, less volatile average deal size, and diverse industry exposure. Indutrade is a leader in the Northern European market for industrial component distribution. The company is differentiated by its high proportion of proprietary products (38% of sales), a range of product offerings from high-quality suppliers, and a technically-savvy sales team, all of which help to reinforce close relationships with customers. Indutrade experienced a relatively limited impact on its business from the pandemic, bolstered by its healthy balance sheet and diversified end markets.

Partially offsetting these positive effects were Healthcare stock selection and the underweight to Materials. Within Healthcare, China-based AK Medical Holdings was the largest performance detractor. AK Medical is the leading domestic orthopedic joints manufacturer in China. The company’s key competitive advantages are its product quality, first-mover advantage and R&D capabilities. China’s orthopedics market is growing 15%-20% per year, supported by an aging population, increased patient awareness, rising incomes and favorable government policy. The share price weakened in the second half of the year following strong first half performance, reflecting profit taking and investor concerns about price cuts associated with Chinese bulk purchases of high-value medical goods.

Please refer to the Global Markets Review and Outlook relating to the Fund on beginning page 33.

December 31, 2020	William Blair Funds	55

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020

	1 Year	3 Year	5 Year	10 Year
Class N	28.68%	9.15%	10.39%	8.19%
Class I	29.04	9.45	10.71	8.51
Class R6	29.23	9.58	10.81	8.67
MSCI ACW Ex-U.S. Small Cap Index (net)	14.24	4.59	9.37	5.95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

56	Annual Report	December 31, 2020

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—43.5%
	Belgium—1.7%
	Melexis N.V. (Semiconductors & semiconductor equipment)	33,342	$3,254
	Warehouses De Pauw CVA (Equity REIT)	76,778	2,651
			5,905
	Denmark—4.1%
*	Netcompany Group A/S (Software)	67,824	6,930
	Royal Unibrew A/S (Beverages)	35,597	4,129
	SimCorp A/S (Software)	18,609	2,766
			13,825
	Germany—4.4%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	37,014	4,924
	CompuGroup Medical SE & Co. KgaA (Health care technology)	25,679	2,466
*	Hypoport SE (Diversified financial services)	1,779	1,119
	Siltronic AG (Semiconductors & semiconductor equipment)	40,370	6,318
			14,827
	Israel—2.0%
*	CyberArk Software, Ltd. (Software)†	27,936	4,514
	Strauss Group, Ltd. (Food products)	72,658	2,179
			6,693
	Italy—2.1%
*	Amplifon SpA (Health care providers & services)	126,644	5,266
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	38,012	1,658
			6,924
	Netherlands—1.8%
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	83,846	5,079
	IMCD N.V. (Trading companies & distributors)	6,920	881
			5,960
	Norway—1.3%
	TOMRA Systems ASA (Commercial services & supplies)	89,069	4,390
	Spain—3.0%
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	212,847	5,928
*	Solaria Energia y Medio Ambiente S.A. (Independent power & renewable electricity producers)	144,933	4,186
			10,114
	Sweden—14.1%
	AddTech AB Class “B” (Trading companies & distributors)	240,407	3,185
	Arjo AB Class “B” (Health care equipment & supplies)	444,542	3,396

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Beijer Ref AB (Trading companies & distributors)	135,604	$6,204
	BioGaia AB Class “B” (Biotechnology)	24,266	1,584
*	Biotage AB (Life sciences tools & services)	115,063	1,944
*	Indutrade AB (Trading companies & distributors)	322,947	6,916
	Investment AB Latour Class “B” (Industrial conglomerates)	201,118	4,882
	Lifco AB Class “B” (Industrial conglomerates)	58,253	5,586
	MIPS AB (Leisure products)	82,268	5,149
*	Nolato AB Class “B” (Industrial conglomerates)	37,631	3,805
	Sweco AB Class “B” (Construction & engineering)	144,338	2,649
*	Vitrolife AB (Biotechnology)	79,126	2,075
			47,375
	Switzerland—9.0%
	Belimo Holding AG (Building products)	353	3,062
	Galenica AG (Health care providers & services)	22,516	1,501
	Kardex Holding AG (Machinery)	15,337	3,354
*	Siegfried Holding AG (Life sciences tools & services)	4,485	3,300
*	SIG Combibloc Group AG (Containers & packaging)	34,475	800
*	Softwareone Holding AG (Electronic equipment, instruments & components)	146,136	4,325
	Tecan Group AG (Life sciences tools & services)	6,680	3,273
	VAT Group AG (Machinery)	28,604	7,134
*	Zur Rose Group AG (Food & staples retailing)	11,392	3,642
			30,391

	United Kingdom—15.3%
	Abcam plc (Biotechnology)	81,246	1,722
	Avast plc (Software)	379,302	2,788
	AVEVA Group plc (Software)	132,704	5,811
	Beazley plc (Insurance)	528,385	2,634
	Big Yellow Group plc (Equity REIT)	207,638	3,115
*	boohoo Group plc (Internet & direct marketing retail)	857,089	4,020
	Burford Capital, Ltd. (Diversified financial services)	76,111	740
	Diploma plc (Trading companies & distributors)	186,786	5,599
	Hill & Smith Holdings plc (Metals & mining)	86,350	1,665
	Intermediate Capital Group plc (Capital markets)	265,888	6,276
*	Renishaw plc (Electronic equipment, instruments & components)	58,431	4,602
	Rotork plc (Machinery)	679,368	2,954

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	57

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Safestore Holdings plc (Equity REIT)	341,549	$3,643
	Softcat plc (IT services)	147,453	2,771
*	Trainline plc (Internet & direct marketing retail)	515,750	3,273
			51,613

	Emerging Asia—15.0%
	Cambodia—1.1%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,786,000	3,651
	China—4.2%
	A-Living Smart City Services Co., Ltd. Class “H” (Commercial services & supplies)	466,500	2,070
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	1,168,000	2,028
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	502,790	2,104
	Chacha Food Co., Ltd. Class “A” (Food products)	220,800	1,818
	Silergy Corporation (Semiconductors & semiconductor equipment)	41,000	3,517
*	Venus MedTech Hangzhou, Inc. Class “H” (Health care equipment & supplies)	268,500	2,738
			14,275
	India—4.6%
*	AU Small Finance Bank, Ltd. (Banks)	217,475	2,534
	Info Edge India, Ltd. (Interactive Media & Services)	43,049	2,822
	Ipca Laboratories, Ltd. (Pharmaceuticals)	141,424	4,248
	Motherson Sumi Systems, Ltd. (Auto components)	2,636,444	5,954
			15,558
	South Korea—0.6%
*	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	21,363	2,065
	Taiwan—4.5%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	35,000	2,136
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	481,680	3,420
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	262,000	6,602
	Voltronic Power Technology Corporation (Electrical equipment)	70,451	2,808
			14,966

	Japan—13.8%
*	BASE, Inc. (IT services)	37,500	3,545
	Benefit One, Inc. (Professional services)	179,400	5,299
*	Bengo4.com, Inc. (Interactive Media & Services)	14,600	1,448
	GMO Payment Gateway, Inc. (IT services)	31,600	4,236

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Harmonic Drive Systems, Inc. (Machinery)	57,400	$5,125
	JINS Holdings, Inc. (Specialty retail)	46,300	3,040
	MonotaRO Co., Ltd. (Trading companies & distributors)	4,300	219
	Nihon Unisys, Ltd. (IT services)	123,700	4,840
	Rakus Co., Ltd. (Software)	114,300	2,648
*	SHIFT, Inc. (IT services)	19,200	2,661
	SMS Co., Ltd. (Professional services)	70,200	2,685
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	106,800	4,086
	TechnoPro Holdings, Inc. (Professional services)	55,600	4,604
	TIS, Inc. (IT services)	93,400	1,912
			46,348

	Canada—4.6%
	Enghouse Systems, Ltd. (Software)	67,853	3,286
*	Kinaxis, Inc. (Software)	29,545	4,186
	Parkland Corporation (Oil, gas & consumable fuels)	109,726	3,482
	Toromont Industries, Ltd. (Trading companies & distributors)	66,508	4,660
			15,614

	Emerging Latin America—2.3%
	Brazil—1.0%
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	203,900	2,676
	Pet Center Comercio e Participacoes S.A. (Specialty retail)	223,500	822
			3,498
	Mexico—1.3%
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	669,800	4,321

	Asia—2.3%
	Australia—1.4%
*	Nanosonics, Ltd. (Health care equipment & supplies)	399,283	2,472
	Pro Medicus, Ltd. (Health care technology)	89,717	2,363
			4,835
	New Zealand—0.9%
	Ryman Healthcare, Ltd. (Health care providers & services)	259,479	2,836

	Emerging Mid-East, Africa—1.6%
	South Africa—0.7%
	Clicks Group, Ltd. (Food & staples retailing)	149,994	2,579
	United Arab Emirates—0.9%
*	Network International Holdings plc (IT services)	654,645	2,924
	Total Common Stocks—98.4% (cost $229,419)		331,487

See accompanying Notes to Financial Statements.

58	Annual Report	December 31, 2020

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $2,805, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $2,861	$2,805	$2,805
Total Repurchase Agreement—0.8% (cost $2,805)		2,805
Total Investments—99.2% (cost $232,224)		334,292
Cash and other assets, less liabilities—0.8%		2,589
Net assets—100.0%		$336,881

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	28.5%
Information Technology	28.3%
Health Care	14.5%
Consumer Discretionary	11.4%
Consumer Staples	4.3%
Financials	4.0%
Utilities	3.1%
Real Estate	2.8%
Communication Services	1.3%
Energy	1.1%
Materials	0.7%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	16.4%
Swedish Krona	14.3%
Japanese Yen	14.0%
Euro	13.2%
Swiss Franc	9.2%
New Taiwan Dollar	5.6%
Canadian Dollar	4.7%
Indian Rupee	4.7%
Danish Krone	4.2%
Hong Kong Dollar	3.2%
Australian Dollar	1.4%
U.S. Dollar	1.4%
Norwegian Krone	1.3%
Mexican Peso	1.3%
Chinese Yuan Renminbi	1.2%
Brazilian Real	1.0%
All Other Currencies	2.9%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	59

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 27.23% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) increased 18.31%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. Stock selection within the Communication Services and Consumer Discretionary sectors was particularly strong, bolstered by Yandex and NetEase within the former, and China Tourism Group Duty Free and MercadoLibre within the latter. Yandex, the Russian search and internet platform, continues to execute well on its growth strategy, which is predicated on the sustained growth in its portal business allowing the company to fund early stage and new growth areas like food delivery, ride-hailing, autonomous driving and entertainment. NetEase, the leading developer of self-developed PC and mobile games in China, outperformed amid increased online customer engagement in gaming and rapid growth in its online education business. China Tourism Group Duty Free rallied amid easing travel restrictions and policy support. MercadoLibre’s strong share price performance was underpinned by accelerating online sales, with the pandemic serving as a catalyst for faster e-commerce adoption, as well as the company’s best-in-class services ecosystem (wallet, merchant services, managed fulfillment, etc.).

Partially offsetting these effects was negative stock selection within the Industrials and Financials sectors. Within Industrials, Rumo SA, the largest independent railroad logistics operator in Latin America, hurt relative performance. Rumo underperformance was driven by lower corn exports and increased trucking competition in the near term. Rumo’s investment thesis remains predicated on accelerating agricultural exports, increasing market share gains from trucking and network expansion projects. Within the Financials sector, IRB Brasil Resseguros, the dominant reinsurance company in Brazil, weighed on performance as the stock fell amid a short seller report and corporate governance issues, which led us to exit the position.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 33.

60	Annual Report	December 31, 2020

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year
Class N	27.23%	10.24%	13.99%	4.91%
Class I	27.52	10.55	14.31	5.19
Class R6	27.50	10.57	14.35	5.28
MSCI Emerging Markets Index (net)	18.31	6.17	12.81	3.63

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2020	William Blair Funds	61

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—77.3%
	China—37.8%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	650,328	$19,512
	China Tourism Group Duty Free Corporation, Ltd. Class “A” (Specialty retail)	164,156	7,090
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	96,800	2,968
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	137,870	2,350
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	15,659	4,784
	Midea Group Co., Ltd. Class “A” (Household durables)	439,400	6,614
	NetEase, Inc. (Entertainment)	438,950	8,357
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	749,500	9,185
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	142,200	2,788
*	TAL Education Group—ADR (Diversified consumer services)	46,702	3,340
	Tencent Holdings, Ltd. (Interactive Media & Services)	260,100	18,923
*	Tencent Music Entertainment Group—ADR (Entertainment)	316,236	6,084
	Travelsky Technology, Ltd. Class “H” (IT services)	1,447,000	3,490
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	87,300	3,571
			99,056
	India—17.0%
	Asian Paints, Ltd. (Chemicals)	74,384	2,810
	Bajaj Finance, Ltd. (Consumer finance)	34,195	2,475
	Britannia Industries, Ltd. (Food products) .	47,820	2,338
*	HDFC Bank, Ltd. (Banks)	322,404	6,347
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	112,711	3,934
	Infosys, Ltd. (IT services)	334,369	5,736
	Maruti Suzuki India, Ltd. (Automobiles)	20,479	2,145
	Motherson Sumi Systems, Ltd. (Auto components)	2,111,059	4,767
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	364,695	9,660
	UPL, Ltd. (Chemicals)	687,746	4,393
			44,605
	Indonesia—1.8%
	PT Bank Central Asia Tbk (Banks)	1,919,400	4,624
	South Korea—6.5%
	Douzone Bizon Co., Ltd. (Software)	31,870	3,051
*	Kakao Corporation (Interactive Media & Services)	7,306	2,620
*	LG Household & Health Care, Ltd. (Personal products)	4,029	6,009
*	NAVER Corporation (Interactive Media & Services)	19,629	5,285
			16,965

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—12.7%
	E.Sun Financial Holding Co., Ltd. (Banks)	2,703,301	$2,458
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	260,000	6,912
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	189,567	20,670
	Uni-President Enterprises Corporation (Food products)	1,321,000	3,174
			33,214
	Thailand—1.5%
*	Sea, Ltd.—ADR (Entertainment)	20,261	4,033

	Emerging Latin America—14.8%
	Argentina—4.3%
*	Globant S.A. (Software)†	20,432	4,446
*	MercadoLibre, Inc. (Internet & direct marketing retail)	4,051	6,787
			11,233
	Brazil—5.5%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	417,400	4,981
	Odontoprev S.A. (Health care providers & services)	221,853	621
	Raia Drogasil S.A. (Food & staples retailing)	378,900	1,827
*	Rumo S.A. (Road & rail)	1,097,200	4,064
	TOTVS S.A. (Software)	531,200	2,937
			14,430
	Mexico—3.1%
*	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	426,600	4,759
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,154,200	3,242
			8,001
	Peru—1.9%
	Credicorp, Ltd. (Banks)†	30,644	5,026

	Emerging Europe, Mid-East, Africa—7.5%
	Poland—1.2%
*	Allegro.eu S.A. (Internet & direct marketing retail)	140,378	3,183
	Russia—2.2%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	84,659	5,891
	South Africa—3.6%
	Bid Corporation, Ltd. (Food & staples retailing)	102,062	1,827
*	Capitec Bank Holdings, Ltd. (Banks)	46,453	4,528
	Clicks Group, Ltd. (Food & staples retailing)	175,806	3,023
			9,378

See accompanying Notes to Financial Statements.

62	Annual Report	December 31, 2020

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—0.5%
*	Network International Holdings plc (IT services)	291,443	$1,302
	Total Common Stocks—99.6% (cost $163,738)		260,941

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $2,667, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $2,721	$2,667	2,667
	Total Repurchase Agreement—1.0% (cost $2,667)		2,667
	Total Investments—100.6% (cost $166,405)		263,608
	Liabilities, plus cash and other assets—(0.6)%		(1,471)
	Net assets—100.0%		$262,137

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	21.5%
Communication Services	19.6%
Information Technology	18.6%
Financials	16.7%
Consumer Staples	11.2%
Energy	3.7%
Industrials	3.4%
Materials	2.8%
Health Care	2.5%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	23.8%
U.S. Dollar	21.6%
Indian Rupee	17.1%
Chinese Yuan Renminbi	10.5%
South Korean Won	6.5%
Brazilian Real	5.5%
New Taiwan Dollar	4.8%
South African Rand	3.6%
Mexican Peso	3.1%
Indonesian Rupiah	1.8%
Polish Zloty	1.2%
All Other Currencies	0.5%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	63

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 40.43% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 18.39%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Communication Services, Health Care and Consumer Staples sectors were the most notable sources of relative return. Within Communication Services, Sea Ltd, the leading online game publisher and e-commerce platform in Southeast Asia, enhanced relative performance as the company delivered significant growth in gaming and acceleration of e-commerce penetration and market share gains. Top Glove Corp Bhd, the world’s largest rubber glove manufacturer, within Health Care was an additional source of outperformance in the first part of the year. The company’s stock price accelerated on the back of the COVID-19-induced strong volume growth, higher ASP and production efficiency. Within Consumer Staples, Wuliangye Yibin Co Ltd, the second-largest premium baijiu player in China, helped relative returns. The company continued to deliver on the investment thesis which is predicated on management’s reform efforts, including increasing the focus on high-end products, improving brand support and channel management infrastructure.

Partially offsetting these effects were the overweight allocation to Brazil and underweight allocation to the Communication Services sector in the first part of the year, coupled with below average stock selection within the Financials sector. Indian financials, especially Bajaj Finance, weighed on relative results due to investor concerns about increased funding costs and deteriorating asset quality as a result of the economic disruption in India. Brazilian financials also detracted from relative performance. Banco BTG Pactual, a leading investment bank and wealth manager in Brazil and Latin America, weakened due to deteriorated business sentiment amid COVID-19’s disruption of the economic recovery.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 33.

64	Annual Report	December 31, 2020

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020

	1 Year	3 Year	5 Year	10 Year
Class N	40.43%	12.08%	16.24%	6.52%
Class I	40.72	12.39	16.54	6.80
Class R6	40.90	12.47	16.62	6.95
MSCI Emerging Markets IMI (net)	18.39	5.77	12.22	3.47

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2020	William Blair Funds	65

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—84.4%
	China—38.4%
	A-Living Smart City Services Co., Ltd. Class “H” (Commercial services & supplies)	285,250	$1,266
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	353,209	4,045
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	2,136,832	64,112
*	Alibaba Health Information Technology, Ltd. (Health care technology)	1,430,000	4,224
	Autobio Diagnostics Co., Ltd. Class “A” (Health care equipment & supplies)	100,300	2,227
	Beijing Oriental Yuhong Waterproof Technology Co., Ltd. Class “A” (Construction materials)	595,250	3,532
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,429,900	5,984
	Chacha Food Co., Ltd. Class “A” (Food products)	386,697	3,184
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	102,800	3,152
	China Education Group Holdings, Ltd. (Diversified consumer services)	1,315,000	2,534
	China Meidong Auto Holdings, Ltd. (Specialty retail)	1,132,000	4,600
	China Merchants Bank Co., Ltd. Class “H” (Banks)	895,500	5,660
	China Tourism Group Duty Free Corporation, Ltd. Class “A” (Specialty retail)	179,858	7,768
	Chongqing Zhifei Biological Products Co., Ltd. Class “A” (Biotechnology)	142,400	3,221
	Contemporary Amperex Technology Co., Ltd. Class “A” (Electrical equipment)	96,800	5,197
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	959,000	6,488
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	325,281	9,975
	Guangdong Haid Group Co., Ltd. Class “A” (Food products)	288,233	2,887
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	224,266	5,542
	Hundsun Technologies, Inc. Class “A” (Software)	269,581	4,324
	Jafron Biomedical Co., Ltd. Class “A” (Health care equipment & supplies)	225,621	2,340
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	446,750	19,708
	Jiangsu Hengli Hydraulic Co., Ltd. Class “A” (Machinery)	920,865	15,911
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	339,151	5,780
*	Jiumaojiu International Holdings, Ltd. (Hotels, restaurants & leisure)	1,037,000	3,157
*	Kingdee International Software Group Co., Ltd. (Software)	1,448,000	5,902

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	32,542	$9,942
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,170,500	8,047
	Luxshare Precision Industry Co., Ltd. Class “A” (Electronic equipment, instruments & components)	1,032,540	8,861
*	Meituan Class “B” (Internet & direct marketing retail)	582,300	22,128
	Midea Group Co., Ltd. Class “A” (Household durables)	586,033	8,821
	NetEase, Inc. (Entertainment)	787,100	14,986
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	1,126,090	6,049
*	Ping An Healthcare and Technology Co., Ltd. (Health care technology)	99,200	1,203
	SG Micro Corporation Class “A” (Semiconductors & semiconductor equipment)	77,200	3,114
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	277,877	3,763
	Shenzhen Inovance Technology Co., Ltd. Class “A” (Machinery)	456,143	6,508
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	112,768	7,346
	Sichuan Teway Food Group Co., Ltd. Class “A” (Food products)	306,200	3,851
	Silergy Corporation (Semiconductors & semiconductor equipment)	143,000	12,265
	Tencent Holdings, Ltd. (Interactive Media & Services)	952,260	69,278
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	108,700	4,596
	Topsports International Holdings, Ltd. (Specialty retail)	1,987,000	2,973
*	Weimob, Inc. (Software)	2,065,000	3,713
	Wuliangye Yibin Co., Ltd. Class “A” (Beverages)	303,394	13,539
	WuXi AppTec Co., Ltd. Class “H” (Life sciences tools & services)	378,400	7,409
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	1,146,000	15,196
	Yifeng Pharmacy Chain Co., Ltd. Class “A” (Food & staples retailing)	199,660	2,754
*	Yihai International Holding, Ltd. (Food products)	291,000	4,317
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	152,729	6,247
	Zhongsheng Group Holdings, Ltd. (Specialty retail)	1,371,500	9,774
			459,400

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2020

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—11.8%
	Amber Enterprises India, Ltd. (Household durables)	41,567	$1,339
	Asian Paints, Ltd. (Chemicals)	177,631	6,711
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	690,961	3,593
	Dabur India, Ltd. (Personal products)	761,278	5,553
	Divi’s Laboratories, Ltd. (Life sciences tools & services)	106,361	5,587
	Dixon Technologies India, Ltd. (Household durables)	9,613	1,767
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	71,313	2,247
	Escorts, Ltd. (Machinery)	160,789	2,793
	Havells India, Ltd. (Electrical equipment)	303,006	3,801
*	HDFC Bank, Ltd. (Banks)	947,523	18,654
*	HDFC Life Insurance Co., Ltd. (Insurance)	287,610	2,661
	Hindustan Unilever, Ltd. (Household products)	155,453	5,093
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	286,214	9,988
	Info Edge India, Ltd. (Interactive Media & Services)	87,263	5,719
	Nestle India, Ltd. (Food products)	21,835	5,492
	PI Industries, Ltd. (Chemicals)	109,902	3,300
	Pidilite Industries, Ltd. (Chemicals)	226,973	5,480
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	1,173,118	30,934
	SRF, Ltd. (Chemicals)	57,662	4,386
	Tata Consultancy Services, Ltd. (IT services)	223,876	8,778
	Tata Consumer Products, Ltd. (Food products)	476,303	3,849
	Varun Beverages, Ltd. (Beverages)	229,595	2,859
			140,584
	Indonesia—0.9%
	Bank Central Asia Tbk PT (Banks)	4,392,299	10,582
	South Korea—12.9%
*	Hansol Chemical Co., Ltd. (Chemicals)	24,633	4,456
*	JYP Entertainment Corporation (Entertainment)	64,988	2,297
	s Kakao Corporation (Interactive Media & Services)	62,266	22,326
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	33,162	4,121
*	LG Household & Health Care, Ltd. (Personal products)	6,354	9,476
*	NAVER Corporation (Interactive Media & Services)	62,531	16,837
*	NCSoft Corporation (Entertainment)	7,493	6,422
*	NHN KCP Corporation (IT services)	59,752	3,768
*	NICE Information Service Co., Ltd. (Professional services)	139,926	3,195
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	794,079	59,211

	Issuer	Shares	Value

	Common Stocks—(continued)
		’
	Emerging Asia—(continued)
	South Korea—(continued)
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	11,732	$6,782
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	111,677	12,182
*	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	72,836	2,967
			154,040
	Taiwan—18.6%
	Accton Technology Corporation (Communications equipment)	381,000	4,285
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	368,766	4,594
	Airtac International Group (Machinery)	428,000	13,709
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	132,000	7,376
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	118,000	7,202
	Chailease Holding Co., Ltd. (Diversified financial services)	683,000	4,084
	E.Sun Financial Holding Co., Ltd. (Banks)	4,464,313	4,060
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	513,000	2,866
	Hiwin Technologies Corporation (Machinery)	211,000	2,887
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	220,000	3,715
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	896,000	23,821
	momo.com, Inc. (Internet & direct marketing retail)	158,000	3,582
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	147,000	5,807
	Poya International Co., Ltd. (Multiline retail)	103,000	2,111
	Realtek Semiconductor Corporation (Semiconductors & semiconductor equipment)	394,000	5,476
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	573,000	4,405
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,711,000	32,274
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	702,552	76,606
	Voltronic Power Technology Corporation (Electrical equipment)	125,586	5,006
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	417,000	5,135
	Wiwynn Corporation (Technology hardware, storage & peripherals)	135,000	3,382
			222,383

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	67

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—1.5%
*	Sea, Ltd.—ADR (Entertainment)	92,406	$18,393
	Vietnam—0.3%
	Hoa Phat Group JSC (Metals & mining)	2,117,260	3,802

	Emerging Latin America—8.3%
	Argentina—2.9%
*	Globant S.A. (IT services)†	30,702	6,681
*	MercadoLibre, Inc. (Internet & direct marketing retail)	16,812	28,164
			34,845
	Brazil—5.0%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	790,900	9,438
	Localiza Rent a Car S.A. (Road & rail)	458,000	6,080
	Locaweb Servicos de Internet S.A. (IT services)	299,200	4,635
	Magazine Luiza S.A. (Multiline retail)	3,093,900	14,861
*	StoneCo, Ltd. Class “A” (IT services)†	148,691	12,478
	TOTVS S.A. (Software)	763,800	4,223
	WEG S.A. (Electrical equipment)	529,020	7,714
			59,429
	Mexico—0.4%
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,545,200	4,341

	Emerging Europe, Africa—5.9%
	Kenya—0.2%
	Safaricom plc (Wireless telecommunication services)	9,304,554	2,910
	Poland—1.9%
*	Allegro.eu S.A. (Internet & direct marketing retail)	561,958	12,741
*	Dino Polska S.A. (Food & staples retailing)	123,035	9,532
			22,273
	Russia—2.0%
	TCS Group Holding plc—GDR (Banks)	156,224	5,140
*	Yandex N.V. Class “A” (Interactive Media & Services)†	269,412	18,745
			23,885
	South Africa—1.8%
	Clicks Group, Ltd. (Food & staples retailing)	240,548	4,136
	Naspers, Ltd. Class “N” (Internet & direct marketing retail)	83,816	17,221
			21,357
	Total Common Stocks—98.6% (cost $732,722)		1,178,224

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $15,886, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $16,204	$15,886	$15,886
Total Repurchase Agreement—1.3% (cost $15,886)		15,886
Total Investments—99.9% (cost $748,608)		1,194,110
Cash and other assets, less liabilities—0.1%		1,626
Net assets—100.0%		$1,195,736

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	29.6%
Consumer Discretionary	21.1%
Communication Services	15.1%
Consumer Staples	8.6%
Industrials	7.7%
Health Care	6.6%
Financials	6.0%
Materials	2.7%
Energy	2.6%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	23.5%
Chinese Yuan Renminbi	14.5%
U.S. Dollar	14.1%
New Taiwan Dollar	13.4%
South Korean Won	13.1%
Indian Rupee	11.9%
Brazilian Real	4.0%
Polish Zloty	1.9%
South African Rand	1.8%
All Other Currencies	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

68	Annual Report	December 31, 2020

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 32.26% increase, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 19.29%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. Stock selection within the Industrials sector was particularly positive, with Jiangsu Hengli Hydraulic Co, Country Garden Services Holding and Airtac International Group adding to relative returns. Jiangsu Hengli Hydraulic and Airtac’s stock performance accelerated in the second half of the year amid strong operating performance coupled with improved investor sentiment, reflecting the robust industry backdrop. The property management company Country Garden Services Holding boosted performance in the first half of the year. The company posted robust growth in the gross floor area under management and increased revenue from value-added services, benefiting from heightened demand for extra services and local government subsidies on the back of the COVID-19 outbreak. Consumer Staples also aided returns, bolstered by the strong performance of Dino Polska. The leading Polish proximity supermarket chain’s investment thesis is predicated on its ability to deliver strong growth and investment returns on the back of competitive pricing, strong cost control, vertical integration and an efficient logistics network.

Partially offsetting these effects was negative stock selection within the Financials and Real Estate sectors. Within Financials, Bank BTPN Syariah Tbk PT (BTPS) and AU Small Finance Bank Ltd hindered relative performance. BTPS is a highly-profitable Shariah bank in Indonesia with a leading position in the ultra-micro segment. AU Small Finance Bank Ltd is a unique Indian bank specializing in small ticket retail loans on income-generating products targeting the unserved and underserved customer segments. Both stocks were hit in the first quarter by investor concerns over the banks’ unsecure credit business coupled with deteriorated growth and credit quality outlooks. Within the Real Estate sector, China Overseas Property Holding detracted from performance amid disappointing growth despite the stability and a strong backing from third-party development companies. We exited the position due to a weaker fundamental outlook.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 33.

December 31, 2020	William Blair Funds	69

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	32.26%	6.75%	10.04%	11.08%
Class I(a)	32.60	7.03	10.34	11.39
MSCI Emerging Markets Small Cap Index (net)(a)	19.29	2.69	8.19	5.34
Class R6(b)	32.66	7.11	10.41	9.70
MSCI Emerging Markets Small Cap Index (net)(b)	19.29	2.69	8.19	4.54

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2020.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

70	Annual Report	December 31, 2020

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—79.3%
	Cambodia—0.5%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	1,234,000	$1,617
	China—16.8%
	A-Living Smart City Services Co., Ltd. Class “H” (Commercial services & supplies)	102,500	455
	Autobio Diagnostics Co., Ltd. Class “A” (Health care equipment & supplies)	31,700	704
	By-health Co., Ltd. Class “A” (Personal products)	371,400	1,371
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,521,605	6,368
	Chacha Food Co., Ltd. Class “A” (Food products)	157,473	1,297
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	111,447	3,417
	China Lesso Group Holdings, Ltd. (Building products)	549,000	860
	China Meidong Auto Holdings, Ltd. (Specialty retail)	846,000	3,437
	Ever Sunshine Lifestyle Services Group, Ltd. (Commercial services & supplies)	1,292,000	2,836
	Hefei Meiya Optoelectronic Technology, Inc. Class “A” (Machinery)	35,695	242
	Jiangsu Hengli Hydraulic Co., Ltd. Class “A” (Machinery)	413,613	7,147
	Jiangsu Hengshun Vinegar Industry Co., Ltd. Class “A” (Food products)	320,600	1,085
*	Jiumaojiu International Holdings, Ltd. (Hotels, restaurants & leisure)	869,000	2,645
*	Kingsoft Cloud Holdings, Ltd.—ADR (IT services)	77,498	3,375
	Ovctek China, Inc. Class “A” (Health care equipment & supplies)	139,377	1,746
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	31,124	847
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	125,319	1,697
	Sichuan Teway Food Group Co., Ltd. Class “A” (Food products)	232,100	2,919
	Silergy Corporation (Semiconductors & semiconductor equipment)	37,000	3,173
	Topsports International Holdings, Ltd. (Specialty retail)	493,000	738
*	Weimob, Inc. (Software)	1,585,000	2,850
	Zhejiang Dingli Machinery Co., Ltd. Class “A” (Machinery)	147,971	2,290
			51,499
	India—33.6%
	Aarti Industries, Ltd. (Chemicals)	159,937	2,699
	Amber Enterprises India, Ltd. (Household durables)	72,163	2,324
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	39,444	1,299

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Astral Poly Technik, Ltd. (Building products)	232,956	$5,420
	Atul, Ltd. (Chemicals)	47,791	4,202
*	AU Small Finance Bank Ltd. (Banks)	416,870	4,858
	Balkrishna Industries, Ltd. (Auto components)	223,662	5,048
*	Bandhan Bank, Ltd. (Banks)	265,975	1,463
	Berger Paints India, Ltd. (Chemicals)	410,721	4,261
*	Biocon, Ltd. (Biotechnology)	163,638	1,041
	Cholamandalam Investment and Finance Co., Ltd. (Consumer finance)	394,274	2,088
	City Union Bank, Ltd. (Banks)	519,378	1,284
	Coforge, Ltd. (IT services)	57,898	2,140
	Computer Age Management Services, Ltd. (IT services)	66,112	1,645
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	850,437	4,423
	Dixon Technologies India, Ltd. (Household durables)	7,221	1,327
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	54,617	1,721
	Endurance Technologies, Ltd. (Auto components)	7,529	138
	Escorts, Ltd. (Machinery)	247,296	4,296
*	Godrej Properties, Ltd. (Real estate management & development)	195,350	3,823
	Havells India, Ltd. (Electrical equipment)	122,692	1,539
	HDFC Asset Management Co., Ltd. (Capital markets)	45,232	1,810
	Info Edge India, Ltd. (Interactive Media & Services)	14,402	944
	Ipca Laboratories, Ltd. (Pharmaceuticals)	113,837	3,420
	Kansai Nerolac Paints, Ltd. (Chemicals)	152,707	1,265
	KEC International, Ltd. (Construction & engineering)	195,085	969
	Larsen & Toubro Infotech Ltd. (IT services)	63,851	3,196
*	Metropolis Healthcare, Ltd. (Health care providers & services)	53,032	1,422
	Motherson Sumi Systems, Ltd. (Auto components)	872,129	1,969
	Navin Fluorine International, Ltd. (Chemicals)	83,186	2,981
*	Oberoi Realty, Ltd. (Real estate management & development)	185,054	1,467
	PI Industries, Ltd. (Chemicals)	164,504	4,940
	Pidilite Industries, Ltd. (Chemicals)	68,162	1,646
	RBL Bank, Ltd. (Banks)	364,037	1,149
*	Relaxo Footwears, Ltd. (Textiles, apparel & luxury goods)	226,942	2,508
	SRF, Ltd. (Chemicals)	67,655	5,146
	Tata Consumer Products, Ltd. (Food products)	168,835	1,365
	Tata Elxsi, Ltd. (Software)	153,279	3,868
	Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	22,216	851

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	71

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Trent, Ltd. (Multiline retail)	219,637	$2,062
	Varun Beverages, Ltd. (Beverages)	258,628	3,221
			103,238
	Indonesia—1.2%
	PT Bank Tabungan Pensiunan Nasional Syariah Tbk (Banks)	13,752,300	3,671
	Malaysia—0.5%
	Inari Amertron Bhd (Electronic equipment, instruments & components)	2,096,300	1,438
	Philippines—0.6%
	Wilcon Depot, Inc. (Specialty retail)	5,472,600	1,926
	South Korea—6.8%
	Douzone Bizon Co., Ltd. (Software)	47,623	4,559
*	Hansol Chemical Co., Ltd. (Chemicals)	13,027	2,356
*	JYP Entertainment Corporation (Entertainment)	35,608	1,259
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	32,482	4,037
*	NHN KCP Corporation (IT services)	73,881	4,659
*	NICE Information Service Co., Ltd. (Professional services)	136,603	3,119
*	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	24,486	997
			20,986
	Taiwan—15.8%
	Accton Technology Corporation (Communications equipment)	164,000	1,844
	Airtac International Group (Machinery)	327,000	10,474
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	33,000	1,844
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	87,000	5,310
	Bizlink Holding, Inc. (Electrical equipment)	69,000	598
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	244,000	1,363
	Hiwin Technologies Corporation (Machinery)	173,106	2,369
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	266,000	4,492
	momo.com, Inc. (Internet & direct marketing retail)	28,000	635
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	79,000	3,121
	Poya International Co., Ltd. (Multiline retail)	99,000	2,030
	RichWave Technology Corporation (Semiconductors & semiconductor equipment)	225,000	3,159
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components) .	792,000	6,088
	Sporton International, Inc. (Professional services)	186,000	1,774

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan — (continued)
	Voltronic Power Technology Corporation (Electrical equipment)	83,507	$3,329
			48,430
	Thailand—1.6%
	Carabao Group PCL Class “F” (Beverages)	631,800	2,414
	Com7 PCL Class “F” (Specialty retail)	1,995,600	2,598
			5,012
	Vietnam—1.9%
	Hoa Phat Group JSC (Metals & mining)	3,236,126	5,811

	Emerging Latin America—11.3%
	Brazil—9.5%
*	B2W Cia Digital (Internet & direct marketing retail)	20,700	301
	Banco BTG Pactual S.A. (Capital markets)	90,900	1,645
	Construtora Tenda S.A. (Household durables)	199,600	1,160
	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household durables)	605,700	3,438
	Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	321,000	2,651
*	Grupo SBF S.A. (Specialty retail)	208,392	1,192
	Hapvida Participacoes e Investimentos S.A. (Health care providers & services)	707,100	2,077
	Locaweb Servicos de Internet S.A. (IT services)	410,500	6,360
	Pet Center Comercio e Participacoes S.A. (Specialty retail)	871,300	3,204
	Tegma Gestao Logistica S.A. (Road & rail)	616,200	3,200
	TOTVS S.A. (Software)	721,200	3,988
			29,216
	Mexico—1.8%
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	646,000	4,167
*	Grupo Aeroportuario del Sureste S.A.B. de C.V. (Transportation infrastructure)	72,440	1,201
			5,368

	Emerging Europe, Mid-East, Africa—6.8%
	Greece—1.6%
	JUMBO S.A. (Specialty retail)	67,425	1,171
	Terna Energy S.A. (Independent power & renewable electricity producers)	226,187	3,647
			4,818
	Kenya—0.5%
	Safaricom plc (Wireless telecommunication services)	5,205,900	1,628
	Poland—2.3%
*	Dino Polska S.A. (Food & staples retailing)	91,968	7,125

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2020

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
Russia—1.1%
HeadHunter Group plc—ADR (Professional services)	36,380	$1,101
TCS Group Holding plc—GDR (Banks)	68,252	2,245
		3,346
South Africa—1.0%
Clicks Group, Ltd. (Food & staples retailing)	49,836	857
Transaction Capital, Ltd. (Consumer finance)	1,305,145	2,210
		3,067
United Arab Emirates—0.3%
Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	1,050,508	1,072
Total Common Stocks—97.4% (cost $209,841)		299,268

Preferred Stock
Brazil—1.4%
Randon S.A. Implementos e Participacoes (Machinery)	1,400,850	4,337
Total Preferred Stock—1.4% (cost $3,197)		4,337

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $3,667, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $3,741	$3,667	3,667
Total Repurchase Agreement—1.2% (cost $3,667)		3,667
Total Investments—100.0% (cost $216,705)		307,272
Cash and other assets, less liabilities—0.0%		137
Net assets—100.0%		$307,409

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

At December 31, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	24.2%
Industrials	23.0%
Consumer Discretionary	17.5%
Materials	11.6%
Consumer Staples	7.4%
Financials	7.4%
Health Care	4.7%
Real Estate	1.7%
Communication Services	1.3%
Utilities	1.2%
Total	100.0%

At December 31, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	34.0%
New Taiwan Dollar	17.0%
Brazilian Real	11.1%
Chinese Yuan Renminbi	10.3%
South Korean Won	6.9%
Hong Kong Dollar	5.1%
Polish Zloty	2.3%
U.S. Dollar	2.2%
Vietnamese Dong	1.9%
Mexican Peso	1.8%
Thai Baht	1.7%
Euro	1.6%
Indonesian Rupiah	1.1%
South African Rand	1.0%
All Other Currencies	2.0%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	73

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Index earned a robust 7.51% rate of return for the year ended December 31, 2020. The market benefitted by the quick response of policy makers in providing monetary and fiscal stimulus in the early days of the COVID-19 pandemic.

While the year started with an extreme (relative to history) rally in U.S. Treasuries, spread sectors led the market during the remainder of the year as investors yearned for yield and policy makers continued to support market liquidity. The spread sector rally that started at the end of March continued through 2020 and was enough to offset the impact of interest rates which started increasing from the lows during the last five months of the year.

The Corporate Bond sector led the broad market with a return of 9.89% as measured by the Bloomberg Barclays Corporate Bond Index. Strong demand for corporates was met with record new issuance. For the full year, new corporate bond issuance was approximately $2.1 trillion, more than 40% higher than the previous record (2017 = $1.47 trillion).

U.S. Treasury Inflation-Protected Securities (TIPS) performed well as the economic rebound resulted in increasing inflation expectations. During the year, TIPS earned a 10.99% return as measured by the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, compared with 8.00% for the nominal Treasury Index as measured by the Bloomberg Barclays U.S. Treasury Index. At year end, the breakeven rate for inflation expectations was close to the Federal Reserve’s lower band of their target inflation range of 2.00-2.50%.

We believe that the Federal Open Market Committee (FOMC) will be patient in moving away from the Zero Lower Bound as FOMC Chairman Powell continues to reiterate no plans to raise rates. With market expectations for inflation increasing we continue to see TIPS as an attractive alternative to fixed-rate Treasuries to mitigate the effects of rising rates.

We believe that spread sectors remain attractive to Treasuries over the intermediate-to-long term.

Within corporate bonds, we believe that security selection will be critical as certain industries and business models are more adapted to successfully navigating the post-pandemic environment than others. Additionally overall valuations are back to pre-pandemic levels.

Overall liquidity for corporate issuers continues to be relatively strong as it appears that most were able to prefund financing needs with low all-in yields during 2020. Going forward we expect issuance to be less than the record levels seen in 2020. Risks remain in corporates as debt levels are high. We believe that as we emerge from the pandemic, companies will look to utilize excess cash on their balance sheets.

We believe that higher-coupon segments (30-year mortgage-backed securities (MBS) coupon rates of 5.0% and above) of the U.S. Government Agency MBS market offer compelling value. These segments of the MBS market offer a defensive duration profile with relatively stable cash flows. Prepayment protection is critical in this interest rate environment.

74	Annual Report	December 31, 2020

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Ruta Ziverte

The William Blair Bond Fund (Class N shares) returned 7.63%, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 7.51%.

The first quarter of the year was dominated by the market’s reaction to the early days of the COVID-19 pandemic. In early March the bond market experienced an extreme flight (relative to history) to quality with U.S. Treasuries outperforming all other sectors. By the end of the first quarter, however, the Federal Reserve (Fed) stepped in to support market liquidity with numerous programs that continued through year end.

Because of the flight to quality in the first quarter, the Fund underperformed due to its significant underweight to U.S. Treasuries. In the second half of the year we increased our treasury exposure within the Fund, but continued to be underweight. Additionally, we maintained exposure to Treasury Inflation Protected Securities (TIPS) which benefitted from the economic rebound and increasing inflation expectations in the second half of the year.

After the first quarter, risk premiums in the spread sectors rebounded for most of the year as investors sought out incremental yield. The Fund’s performance benefitted from our security selection strategies within spread sectors which offset the negative impact of our underweight to U.S. Treasuries in March.

Within mortgage-backed securities, we emphasize securities with higher-than-market coupons and pools with seasoned, low-loan balance mortgages. These securities historically have tended to have more stable, predictable cash flows than the current coupon mortgages that are in the index.

Our strategy in corporate bonds involved shifting away from cyclical sectors and favoring work-from-home beneficiaries such as technology, telecom, and consumer staples. This proved beneficial as the pandemic lasted longer than some initially anticipated. Performance was augmented by increasing our overall corporate bond exposure and by select holdings in below investment grade and USD-denominated emerging market corporate bonds.

With the Fed holding overnight rates at the zero lower bound, we were able to add incremental value with our active cash management strategy in the commercial paper market.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 74.

December 31, 2020	William Blair Funds	75

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020

	1 Year	3 Year	5 Year	10 Year
Class N	7.63%	5.27%	4.81%	4.29%
Class I	7.73	5.39	4.97	4.47
Class R6	7.79	5.48	5.06	4.58
Bloomberg Barclays U.S. Aggregate Index	7.51	5.34	4.44	3.84

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

76	Annual Report	December 31, 2020

Bond Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—58.9%
U.S. Treasury Inflation Indexed Notes/Bonds—4.5%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$9,899	$14,273
U.S. Treasury—10.0%
U.S. Treasury Bill, 0.107%, due 4/22/21	1,500	1,500
U.S. Treasury Bill, 0.108%, due 7/15/21(a)	1,000	1,000
U.S. Treasury Bill, 0.123%, due 10/7/21	3,000	2,998
U.S. Treasury Note, 0.395%, due 10/31/21	7,500	7,516
U.S. Treasury Note, 1.125%, due 2/28/27	2,250	2,334
U.S. Treasury Strip Principal, 0.000%, due 8/15/27	4,750	4,581
U.S. Treasury Note, 0.625%, due 5/15/30	2,100	2,053
U.S. Treasury Note, 0.625%, due 8/15/30	4,300	4,193
U.S. Treasury Bond, 1.125%, due 5/15/40	2,000	1,900
U.S. Treasury Bond, 2.375%, due 11/15/49	2,267	2,664
U.S. Treasury Note, 1.250%, due 5/15/50	1,500	1,361
Total U.S. Treasury		32,100

Federal Home Loan Mortgage Corp. (FHLMC)—10.6%
#J02986, 6.500%, due 7/1/21	1	1
#G30255, 7.000%, due 7/1/21	—	—	(b)
#G02210, 7.000%, due 12/1/28	28	31
#G02183, 6.500%, due 3/1/30	3	4
#G01400, 7.000%, due 4/1/32	333	390
#G01728, 7.500%, due 7/1/32	55	66
#C01385, 6.500%, due 8/1/32	42	48
#ZT1221, 5.500%, due 1/1/33	469	546
#C01623, 5.500%, due 9/1/33	48	56
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	1,206	1,416
#G01843, 6.000%, due 6/1/35	10	12
#A62858, 6.500%, due 7/1/37	56	64
#G03170, 6.500%, due 8/1/37	102	118
#A78138, 5.500%, due 6/1/38	140	163
#G04466, 5.500%, due 7/1/38	8,775	10,392
#G60366, 6.000%, due 10/1/39	8,420	9,923
#G61450, 6.000%, due 4/1/40	8,898	10,708
#C03665, 9.000%, due 4/1/41	172	212
Total FHLMC Mortgage Obligations		34,152

Federal National Mortgage Association (FNMA)—33.8%
#900725, 6.000%, due 8/1/21	2	2
#893325, 7.000%, due 9/1/21	1	1
#735104, 7.000%, due 5/1/22	—	—	(b)
#255956, 5.500%, due 10/1/25	5	6
#AL2853, 4.500%, due 6/1/26	2,047	2,174
Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#252925, 7.500%, due 12/1/29	$1	$1
#AD0729, 7.500%, due 12/1/30	2,280	2,672
#535977, 6.500%, due 4/1/31	4	4
#253907, 7.000%, due 7/1/31	1	1
#587849, 6.500%, due 11/1/31	4	4
#545437, 7.000%, due 2/1/32	25	29
#545759, 6.500%, due 7/1/32	212	248
#545869, 6.500%, due 7/1/32	717	835
#670385, 6.500%, due 9/1/32	319	377
#254548, 5.500%, due 12/1/32	20	24
#AD0725, 7.000%, due 12/1/32	1,076	1,273
#555340, 5.500%, due 4/1/33	163	191
#741850, 5.500%, due 9/1/33	243	284
#555800, 5.500%, due 10/1/33	23	27
#CA2754, 4.500%, due 11/1/33	619	688
#AL3455, 5.500%, due 11/1/33	3,506	4,115
#756153, 5.500%, due 11/1/33	246	287
#AL3401, 5.500%, due 2/1/34	687	805
#763798, 5.500%, due 3/1/34	45	52
#725228, 6.000%, due 3/1/34	2,258	2,703
#725611, 5.500%, due 6/1/34	51	60
#745563, 5.500%, due 8/1/34	301	352
#AL6413, 8.000%, due 8/1/34	288	330
#794474, 6.000%, due 10/1/34	26	32
#745092, 6.500%, due 7/1/35	168	196
#357944, 6.000%, due 9/1/35	7	8
#AL6412, 7.500%, due 9/1/35	471	540
#AD0979, 7.500%, due 10/1/35	33	39
#CA8368, 2.000%, due 12/1/35	5,000	5,276
#888305, 7.000%, due 3/1/36	5	6
#895637, 6.500%, due 5/1/36	32	38
#831540, 6.000%, due 6/1/36	13	15
#893318, 6.500%, due 8/1/36	7	8
#902974, 6.000%, due 12/1/36	93	110
#831926, 6.000%, due 12/1/36	370	441
#AB0265, 6.000%, due 2/1/37	6,957	8,351
#938440, 6.000%, due 7/1/37	54	64
#948689, 6.000%, due 8/1/37	65	75
#AL6411, 7.000%, due 12/1/37	1,140	1,304
#AL0904, 5.500%, due 1/1/38	62	73
#986856, 6.500%, due 9/1/38	67	79
#FM1735, 6.500%, due 10/1/38	4,020	4,872
#995076, 6.000%, due 11/1/38	3,139	3,801
#991911, 7.000%, due 11/1/38	72	83
#FM2467, 6.000%, due 1/1/39	3,865	4,598
#AD0752, 7.000%, due 1/1/39	339	428
#AC1619, 5.500%, due 8/1/39	167	192
#FM1736, 6.500%, due 10/1/39	6,551	7,863
#BM5204, 6.500%, due 6/1/40	4,073	5,033
#AD7137, 5.500%, due 7/1/40	2,352	2,771
#BM1689, 5.500%, due 8/1/40	1,937	2,267
#AL5815, 5.500%, due 4/1/41	2,311	2,720
#BM3525, 6.000%, due 4/1/41	8,382	10,085
#AL9226, 5.500%, due 12/1/41	9,899	11,697
#AL9225, 6.000%, due 1/1/42	4,396	5,286
#BM5121, 5.500%, due 12/1/48	10,289	12,411
Total FNMA Mortgage Obligations		108,307

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	77

Bond Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Asset-Backed Securities—1.3%
Tesla Auto Lease Trust—144A, 2019-A, Tranche E, 5.480%, 5/22/23	$1,000	$1,057
GM Financial Automobile Leasing Trust, 2020-1, Tranche D, 2.280%, 6/20/24	3,050	3,106
Total Asset-Backed Securities		4,163

Corporate Obligations—37.9%
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	1,000	1,054
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	2,500	2,650
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	2,750	2,925
CNH Industrial Capital LLC, 1.950%, due 7/2/23	2,500	2,575
Wells Fargo & Co., 4.480%, due 1/16/24	1,500	1,670
Lennar Corporation, 4.500%, due 4/30/24	2,450	2,712
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	2,000	2,151
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	2,000	2,191
JPMorgan Chase & Co., SOFR + 3.125%, 4.600%, due 2/1/25, VRN	3,000	3,101
Ford Motor Co., 9.000%, due 4/22/25	700	859
American Tower Corporation, 4.000%, due 6/1/25	2,500	2,825
Simon Property Group L.P., 3.300%, due 1/15/26	2,750	3,022
Republic Services, Inc., 2.900%, due 7/1/26	2,500	2,764
Xylem, Inc., 3.250%, due 11/1/26	2,225	2,505
Fibria Overseas Finance, Ltd., 5.500%, due 1/17/27	2,000	2,279
Gilead Sciences, Inc., 1.200%, due 10/1/27	1,600	1,614
Motorola Solutions, Inc., 4.600%, due 2/23/28	2,750	3,320
TreeHouse Foods, Inc., 4.000%, due 9/1/28	1,400	1,451
Roper Technologies, Inc., 4.200%, due 9/15/28	2,500	2,985
The Kroger Co., 8.000%, due 9/15/29	2,000	2,900
United Rentals North America, Inc., 5.250%, due 1/15/30	1,250	1,390
Omnicom Group, Inc., 2.450%, due 4/30/30	2,800	2,977
Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Abbott Laboratories, 1.400%, due 6/30/30	$2,000	$2,032
Intuit, Inc., 1.650%, due 7/15/30	1,200	1,234
FLIR Systems, Inc., 2.500%, due 8/1/30	2,500	2,627
Alphabet, Inc., 1.100%, due 8/15/30	2,620	2,587
Johnson Controls International plc, 1.750%, due 9/15/30	2,100	2,137
Fresenius Medical Care U.S. Finance III, Inc.—144A, 2.375%, due 2/16/31	1,800	1,832
Costco Wholesale Corporation, 1.750%, due 4/20/32	2,500	2,602
Owens Corning, 7.000%, due 12/1/36	2,250	3,215
Yum! Brands, Inc., 6.875%, due 11/15/37	1,250	1,612
ConocoPhillips, 6.500%, due 2/1/39	2,000	3,097
Citigroup, Inc., 5.875%, due 1/30/42	2,000	3,046
Bank of America Corporation, 5.875%, due 2/7/42	2,000	3,047
Orbia Advance Corp S.A.B. de C.V. —144A, 5.875%, due 9/17/44	2,250	2,795
AbbVie, Inc., 4.700%, due 5/14/45	2,250	2,948
ERP Operating L.P., 4.500%, due 6/1/45	2,500	3,312
Apple, Inc., 4.650%, due 2/23/46	2,250	3,204
PepsiCo, Inc., 4.450%, due 4/14/46	2,250	3,147
Activision Blizzard, Inc., 2.500%, due 9/15/50	2,600	2,547
Microsoft Corporation, 4.750%, due 11/3/55	2,000	3,049
AT&T, Inc., 5.700%, due 3/1/57	2,000	2,799
Comcast Corporation, 4.950%, due 10/15/58	2,000	3,043
Altria Group, Inc., 6.200%, due 2/14/59	2,250	3,170
Amazon.com, Inc., 2.700%, due 6/3/60	2,500	2,683
Verizon Communications, Inc., 3.000%, due 11/20/60	3,000	3,037
Corning, Inc., 5.850%, due 11/15/68	2,150	3,175
Petrobras Global Finance BV, 6.850%, due 6/5/15	1,250	1,553
Total Corporate Obligations		121,450
Total Long-Term Investments—98.1% (cost $291,611)		314,445

See accompanying Notes to Financial Statements.

78	Annual Report	December 31, 2020

Bond Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $4,615, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $4,707	$4,615	$4,615
Total Repurchase Agreement—1.4% (cost $4,615)		4,615
Total Investments—99.5% (cost $296,226)		319,060

Securities Sold, Not Yet Purchased

U.S. Government Agency—(3.3)%
Federal National Mortgage Association (FNMA)—(3.3)%
TBA, 4.000%, due 1/1/51	(10,000)	(10,680)
Total Securities Sold, Not Yet Purchased—(3.3)% (proceeds $10,680)		(10,680)
Cash and other assets, less liabilities—3.8%		12,340
Net assets—100.0%		$320,720

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2020. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swaps, aggregating a total of $870.

(b) Amount is less than the minimum amount disclosed.

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY- 34	Buy	5.000%	3M	June 2025	ICE	$9,200	$(221)	$(867)	$(646)
CDX.NA.HY- 35	Buy	5.000%	3M	December 2025	ICE	5,000	(241)	(473)	(232)
Total net unrealized appreciation (depreciation) on swaps									$(878)

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	79

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Ruta Ziverte

The William Blair Income Fund (Class N shares) returned 4.34%, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 6.43%.

Because of the flight to quality in the first quarter, the Fund underperformed due to its significant underweight to U.S. Treasuries. In the second half of the year we increased our treasury exposure within the Fund, but continued to be underweight.

The Fund’s emphasis of shorter-maturity corporates as well as its structural underweight to BBB-rated names detracted from performance as corporate spreads rallied during most of the year, with BBB-rated and longer-maturity corporates leading the sector.

Our emphasis of mortgage-backed securities, in which we focus on securities with higher-than-market coupons and pools with seasoned, low-loan balance mortgages benefitted the Fund’s return and helped to offset some of the Fund’s underperformance. These securities historically have tended to have more stable, predictable cash flows than the current coupon mortgages that are in the index.

Exposure to Treasury Inflation Protected Securities (TIPS) which comprised slightly less than half of our treasury exposure at year end was beneficial as TIPS outperformed with inflation expectations increasing in the second half of the year.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 74.

80	Annual Report	December 31, 2020

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	4.34%	3.09%	2.63%	2.60%	—
Class I	4.39	3.27	2.85	2.83	—
Class R6	4.44	—	—	—	4.58%
Bloomberg Barclays Intermediate Government/Credit Bond Index	6.43	4.67	3.64	3.11	6.41

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2020	William Blair Funds	81

Income Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—59.5%
U.S. Treasury Inflation Indexed Notes/Bonds—2.5%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$1,188	$1,713
U.S. Treasury—6.9%
U.S. Treasury Note, 0.315%, due 7/31/21	175	175
U.S. Treasury Note, 0.395%, due 10/31/21	1,000	1,002
U.S. Treasury Note, 2.500%, due 2/15/22(a)	470	483
U.S. Treasury Note, 0.250%, due 7/31/25	1,000	997
U.S. Treasury Note, 1.125%, due 2/28/27	600	622
U.S. Treasury Note, 0.625%, due 8/15/30	700	683
U.S. Treasury Strip Principal, 0.000%, due 8/15/27	775	747
Total U.S. Treasury Obligations		4,709
Federal Home Loan Mortgage Corp. (FHLMC)—6.4%
#E02490, 6.000%, due 4/1/23	13	14
#J13022, 4.000%, due 9/1/25	159	169
#G14150, 4.500%, due 4/1/26	49	53
#J16051, 4.500%, due 7/1/26	376	410
#G15030, 4.000%, due 3/1/29	273	299
#A17603, 5.500%, due 1/1/34	349	410
#G01705, 5.500%, due 6/1/34	635	747
#A45790, 7.500%, due 5/1/35	62	71
#G04126, 6.000%, due 6/1/37	147	176
#G04564, 6.000%, due 12/1/37	113	134
#G05566, 5.500%, due 12/1/38	83	97
#G05875, 5.500%, due 2/1/40	59	69
#G61450, 6.000%, due 4/1/40	1,334	1,605
#C03665, 9.000%, due 4/1/41	83	103
Total FHLMC Mortgage Obligations		4,357
Federal National Mortgage Association (FNMA)—43.7%
#735574, 8.000%, due 3/1/22	1	1
FNR G93-19 SH, 1M USD LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	6	7
#982885, 5.000%, due 5/1/23	78	82
#933985, 5.500%, due 8/1/23	42	44
#255956, 5.500%, due 10/1/25	16	18
#AH0971, 4.000%, due 12/1/25	180	191
#AL2853, 4.500%, due 6/1/26	265	281
#AJ6954, 4.000%, due 11/1/26	84	90
#256639, 5.000%, due 2/1/27	4	4
#AL9730, 4.500%, due 2/1/27	551	592
#806458, 8.000%, due 6/1/28	57	64
#AL9857, 4.000%, due 2/1/29	3,377	3,594
#880155, 8.500%, due 7/1/29	89	102
#797846, 7.000%, due 3/1/32	12	12
#745519, 8.500%, due 5/1/32	39	43
#654674, 6.500%, due 9/1/32	26	30
#AD0725, 7.000%, due 12/1/32	459	543

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#254693, 5.500%, due 4/1/33	$4	$4
#555531, 5.500%, due 6/1/33	33	39
#711736, 5.500%, due 6/1/33	53	62
#555591, 5.500%, due 7/1/33	6	6
#CA2754, 4.500%, due 11/1/33	339	376
#AL3455, 5.500%, due 11/1/33	1,030	1,209
#725424, 5.500%, due 4/1/34	36	41
#AL6413, 8.000%, due 8/1/34	140	161
#CA5931, 4.000%, due 5/1/35	4,195	4,684
#AL6412, 7.500%, due 9/1/35	353	405
#888884, 5.500%, due 12/1/35	83	97
#CA8368, 2.000%, due 12/1/35	1,000	1,055
#928658, 6.500%, due 9/1/37	13	14
#889371, 6.000%, due 1/1/38	1,538	1,828
#FM1735, 6.500%, due 10/1/38	1,137	1,378
#991911, 7.000%, due 11/1/38	46	53
#995076, 6.000%, due 11/1/38	419	507
#FM2467, 6.000%, due 1/1/39	429	511
#FM1736, 6.500%, due 10/1/39	1,084	1,301
#BM5204, 6.500%, due 6/1/40	119	147
#BM1689, 5.500%, due 8/1/40	262	306
#AL5815, 5.500%, due 4/1/41	330	389
#BM3525, 6.000%, due 4/1/41	744	895
#AL9226, 5.500%, due 12/1/41	3,129	3,697
#BM1328, 6.000%, due 1/1/42	1,284	1,535
#AL9225, 6.000%, due 1/1/42	1,209	1,454
#BM5121, 5.500%, due 12/1/48	1,692	2,041
Total FNMA Mortgage Obligations		29,893

Asset-Backed Securities—4.9%
Verizon Owner Trust 2018-1—144A, 2018-1A, Tranche A1A, 2.820%, 9/20/22	117	118
GMF Floorplan Owner Revolving Trust—144A, 2018-2, Tranche A2, 1M USD LIBOR + 0.380%, 0.539%, 3/15/23, VRN	1,000	1,001
Citibank Credit Card Issuance Trust, 2016-A3, Tranche A3, 1M LIBOR + 0.490%, 0.643%, 12/7/23, VRN	800	803
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	950	967
Verizon Owner Trust, 2020-A, Tranche C, 2.060%, 7/22/24	425	439
Total Asset-Backed Securities		3,328

See accompanying Notes to Financial Statements.

82	Annual Report	December 31, 2020

Income Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Corporate Obligations—34.7%
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 2.466%, due 3/8/21, VRN	$500	$502
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand—144A, 4.125%, due 11/9/22	475	501
Canadian Imperial Bank of Commerce, SOFR + 0.800%, 0.889%, due 3/17/23, VRN	750	756
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	500	532
CNH Industrial Capital LLC, 1.950%, due 7/2/23	350	360
Shell International Finance BV, 0.375%, due 9/15/23	500	501
GlaxoSmithKline Capital plc, 0.534%, due 10/1/23	300	301
Ally Financial, Inc., 1.450%, due 10/2/23	525	536
Royal Bank of Canada, SOFR + 0.450%, 0.535%, due 10/26/23, VRN	350	351
KeyBank NA, SOFR + 0.340%, 0.430%, due 1/3/24, VRN	700	700
Wells Fargo & Co., 4.480%, due 1/16/24	650	724
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	550	608
Mitsubishi UFJ Financial Group, Inc., 3.407%, due 3/7/24	550	597
Citigroup, Inc., SOFR + 1.667%, 1.678%, due 5/15/24, VRN	500	515
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	500	548
JPMorgan Chase & Co., 3.875%, due 9/10/24	625	700
United Parcel Service, Inc., 3.900%, due 4/1/25	500	565
The Hershey Co., 0.900%, due 6/1/25	525	533
American Honda Finance Corporation, 1.200%, due 7/8/25	450	461
Intuit, Inc., 0.950%, due 7/15/25	450	456
Skandinaviska Enskilda Banken AB—144A, 0.850%, due 9/2/25	500	501
Bank of America Corporation, SOFR + 0.910%, 0.981%, due 9/25/25, VRN	700	708
Comcast Corporation, 3.950%, due 10/15/25	600	690
Morgan Stanley, SOFR + 0.745%, 0.864%, due 10/21/25, VRN	550	555

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Capital One Financial Corporation, 4.200%, due 10/29/25	$500	$571
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	450	511
Simon Property Group L.P., 3.300%, due 1/15/26	550	604
Tencent Holdings Ltd.—144A, 1.810%, due 1/26/26	700	716
AT&T, Inc., 4.125%, due 2/17/26	600	695
Merck & Co., Inc., 0.750%, due 2/24/26	700	708
ConocoPhillips Co., 4.950%, due 3/15/26	600	721
Brookfield Finance, Inc., 4.250%, due 6/2/26	550	643
Fibria Overseas Finance, Ltd., 5.500%, due 1/17/27	500	570
Costco Wholesale Corporation, 1.375%, due 6/20/27	500	516
Gilead Sciences, Inc., 1.200%, due 10/1/27	400	403
Abbott Laboratories, 1.150%, due 1/30/28	700	711
Motorola Solutions, Inc., 4.600%, due 2/23/28	600	724
Roper Technologies, Inc., 4.200%, due 9/15/28	375	448
The Kroger Co., 8.000%, due 9/15/29	450	653
Omnicom Group, Inc., 2.450%, due 4/30/30	500	532
Amazon.com, Inc., 1.500%, due 6/3/30	450	458
Johnson Controls International plc, 1.750%, due 9/15/30	350	356
Total Corporate Obligations		23,741
Total Investments—99.1% (cost $65,727)		67,741

Securities Sold, Not Yet Purchased

U.S. Government Agency—(3.1)%
Federal National Mortgage Association (FNMA)—(3.1)%
TBA, 4.000%, due 1/1/51	(2,000)	(2,136)
Total Securities Sold, Not Yet Purchased—(3.1)% (proceeds $2,136)		(2,136)
Cash and other assets, less liabilities—4.0%		2,717
Net assets—100.0%		$68,322

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	83

Income Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced — TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2020. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swaps, aggregating a total of $359.

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY-34	Buy	5.000%	3M	June 2025	ICE	$4,600	$(110)	$(434)	$(324)

See accompanying Notes to Financial Statements.

84	Annual Report	December 31, 2020

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kathleen M. Lynch Paul J. Sularz

The William Blair Low Duration Fund (Class N shares) returned 2.56%, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark, the ICE BofAML 1-Year US Treasury Note Index (the “Index”), returned 1.82%.

The Fund’s mortgage-backed securities drove overall performance with relatively high levels of monthly income and stable cash flows. We focused on investment in agency mortgage-backed securities with higher-than-market coupons and pools with seasoned, low-loan balance mortgages.

Our holdings in the asset-backed securities (ABS) sector augmented the Fund’s return throughout the year. We tend to favor high quality and liquid ABS backed by credit card and auto loan receivables.

Corporate bond exposure was a mix of fixed- and floating-rate securities which also added incremental income to the Fund’s return.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 74.

December 31, 2020	William Blair Funds	85

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020

	1 Year	3 Year	5 Year	10 Year
Class N	2.56%	2.28%	1.77%	1.39%
Class I	2.72	2.45	1.93	1.56
Class R6	2.65	2.49	1.97	1.64
ICE BofAML 1-Year US Treasury Note Index	1.82	2.20	1.58	0.93

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML 1-Year US Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

86	Annual Report	December 31, 2020

Low Duration Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—61.3%
U.S. Treasury—14.0%
U.S. Treasury Note, 0.395%, due 10/31/21	$5,000	$5,011
U.S. Treasury Note, 0.249%, due 1/31/22	5,000	5,005
U.S. Treasury Note, 2.500%, due 1/15/22	4,000	4,098
U.S. Treasury Note, 0.209%, due 4/30/22	5,000	5,004
U.S. Treasury Strip Principal, 0.000%, due 8/15/21	3,000	2,998
Total U.S. Treasury Obligations		22,116
Federal Home Loan Mortgage Corp. (FHLMC)—11.0%
#E02322, 5.500%, due 5/1/22	3	3
#G12725, 6.000%, due 6/1/22	17	17
#G13225, 5.000%, due 6/1/23	369	388
#J08450, 5.500%, due 7/1/23	6	6
#J08703, 5.500%, due 9/1/23	4	4
#C00351, 8.000%, due 7/1/24	16	17
#J11208, 5.000%, due 11/1/24	17	18
#G00363, 8.000%, due 6/1/25	29	31
#C80329, 8.000%, due 8/1/25	6	6
#G14643, 4.000%, due 8/1/26	74	79
#G14550, 4.500%, due 9/1/26	476	504
#G15360, 4.500%, due 11/1/26	170	181
#G14402, 4.000%, due 2/1/27	121	129
#G04821, 8.500%, due 7/1/31	1,131	1,367
#G02454, 6.500%, due 7/1/32	519	583
#ZT1221, 5.500%, due 1/1/33	466	542
#A81372, 6.000%, due 8/1/38	126	146
#G04687, 6.000%, due 9/1/38	38	45
#G04745, 6.000%, due 9/1/38	126	145
#G06085, 6.500%, due 9/1/38	36	41
#G60681, 7.000%, due 2/1/39	4,703	5,910
#G07480, 6.000%, due 5/1/39	600	712
#G60680, 6.500%, due 9/1/39	573	687
#G07058, 6.000%, due 9/1/39	588	718
#G61450, 6.000%, due 4/1/40	4,001	4,815
#G61050, 5.500%, due 3/1/41	284	336
Total FHLMC Mortgage Obligations		17,430
Federal National Mortgage Association (FNMA)—36.3%
#879607, 5.500%, due 4/1/21	1	—	(a)
#831497, 6.000%, due 4/1/21	4	4
#831525, 5.500%, due 6/1/21	1	1
#880993, 6.000%, due 1/1/22	1	1
#888982, 6.000%, due 12/1/22	20	21
#972934, 5.500%, due 2/1/23	26	27
#889670, 5.500%, due 6/1/23	5	5
#AE0011, 5.500%, due 9/1/23	3	4
#995253, 5.500%, due 12/1/23	225	230
#995395, 6.000%, due 12/1/23	11	11
#190988, 9.000%, due 6/1/24	2	2
#AL8529, 6.000%, due 11/1/24	2,341	2,439
#AL2853, 4.500%, due 6/1/26	839	891

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AI4748, 4.000%, due 7/1/26	$172	$183
#AL9730, 4.500%, due 2/1/27	1,378	1,479
#BM3382, 5.000%, due 3/1/27	902	947
#AL3388, 4.000%, due 9/1/27	290	309
#AL9870, 6.500%, due 2/1/28	730	819
#AL4502, 4.000%, due 11/1/28	360	395
#AL9857, 4.000%, due 2/1/29	3,450	3,672
#323933, 7.000%, due 9/1/29	219	259
#555933, 7.000%, due 6/1/32	293	339
#555866, 7.500%, due 3/1/33	168	199
#745409, 7.000%, due 4/1/33	420	485
#CA2408, 4.000%, due 10/1/33	165	183
#CA2754, 4.500%, due 11/1/33	102	113
#725228, 6.000%, due 3/1/34	724	866
#AL6413, 8.000%, due 8/1/34	163	187
#AD0720, 5.500%, due 12/1/34	203	237
#CA5298, 4.000%, due 2/1/35	4,386	4,898
#AL6412, 7.500%, due 9/1/35	588	675
#CA8368, 2.000%, due 12/1/35	1,500	1,583
#886762, 7.000%, due 9/1/36	178	217
#888530, 7.500%, due 8/1/37	1,501	1,899
#AD0731, 7.500%, due 8/1/37	4,073	4,984
#AL6411, 7.000%, due 12/1/37	1,140	1,304
#889219, 6.000%, due 3/1/38	1,069	1,313
#FM1735, 6.500%, due 10/1/38	2,031	2,461
#995076, 6.000%, due 11/1/38	1,910	2,313
#AD0100, 7.000%, due 12/1/38	416	502
#FM2467, 6.000%, due 1/1/39	1,718	2,044
#FM1736, 6.500%, due 10/1/39	2,617	3,141
#BM5204, 6.500%, due 6/1/40	2,308	2,852
#AL0515, 6.000%, due 7/1/40	495	606
#BM3525, 6.000%, due 4/1/41	2,380	2,864
#AL9226, 5.500%, due 12/1/41	2,195	2,593
#AL9225, 6.000%, due 1/1/42	1,978	2,379
#BM1328, 6.000%, due 1/1/42	1,235	1,476
#AL6276, 5.500%, due 10/1/43	160	187
#BM5121, 5.500%, due 12/1/48	1,116	1,346
#CA5837, 6.000%, due 7/1/49	1,358	1,633
Total FNMA Mortgage Obligations		57,578

Asset-Backed Securities—10.4%
Tesla Auto Lease Trust 2018-B—144A, 2018-B, Tranche A, 3.710%, 8/20/21	355	357
Honda Auto Receivables Owner Trust, 2019-3, Tranche A2, 1.900%, 4/15/22	397	398
Ford Credit Auto Lease Trust 2019-B, 2019-B, Tranche A4, 2.270%, 11/15/22	329	335
Toyota Auto Receivables 2020-B Owner Trust, 2020-B, Tranche A2, 1.380%, 12/15/22	1,027	1,032

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	87

Low Duration Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Asset-Backed Securities—(continued)
Tesla Auto Lease Trust—144A, 2019-A, Tranche C, 2.680%, 1/20/23	$675	$695
Mercedes-Benz Auto Lease Trust 2020-B, 2020-B, Tranche A2, 0.310%, 2/15/23	500	500
GM Financial Automobile Leasing Trust, 2019-2, Tranche C, 3.120%, 3/20/23	425	434
Verizon Owner Trust 2018-A, 2018-A, Tranche A1A, 3.230%, 4/20/23	781	791
Kubota Credit Owner Trust—144A, 2020-2A, Tranche A2, 0.410%, 6/15/23	1,500	1,502
BA Credit Card Trust, 2018-A1, Tranche A1, 2.700%, 7/17/23	450	451
BA Credit Card Trust, 2018-A2, Tranche A2, 3.000%, 9/15/23	1,000	1,008
GM Financial Consumer Automobile Receivables Trust, 2018-4, Tranche A3, 3.210%, 10/16/23	568	579
Nissan Auto Lease Trust 2020-B, 2020-B, Tranche A3, 0.430%, 10/16/23	550	551
Citibank Credit Card Issuance Trust, 2016-A3, Tranche A3, 1M LIBOR + 0.490%, 0.643%, 12/7/23, VRN	1,150	1,155
Discover Card Execution Note Trust, 2019-A2, Tranche A, 1M USD LIBOR + 0.270%, 0.429%, 12/15/23, VRN	647	649
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	1,400	1,425
Verizon Owner Trust 2019-C, 2019-C, Tranche C, 2.160%, 4/22/24	60	62
Canadian Pacer Auto Receivables Trust—144A, 2020-1A, Tranche A3, 1.830%, 7/19/24	500	509
Verizon Owner Trust, 2020-A, Tranche C, 2.060%, 7/22/24	1,250	1,290
Nissan Auto Receivables 2020-A Owner Trust, 2020-A, Tranche A3, 1.380%, 12/16/24	1,126	1,147
CNH Equipment Trust 2020-A, 2020-A, Tranche A3, 1.160%, 6/16/25	300	305
Canadian Pacer Auto Receivables Trust—144A, 2020-1A, Tranche B, 2.000%, 7/21/25	500	510

Issuer	Principal Amount	Value

Asset-Backed Securities—(continued)
CarMax Auto Owner Trust, 2020-1, Tranche C, 2.340%, 11/17/25	$600	$622
Navient Private Education Refi Loan Trust 2020-F—144A, 2020-FA, Tranche A, 1.220%, 7/15/69	225	228
Total Asset-Backed Securities		16,535

Corporate Obligations—27.2%
Apple, Inc., 3M USD LIBOR + 1.130%, 1.343%, due 2/23/21, VRN	550	551
Philip Morris International, Inc., 1.875%, due 2/25/21	119	119
JPMorgan Chase & Co., 3M USD LIBOR + 1.480%, 1.705%, due 3/1/21, VRN	1,500	1,502
Wells Fargo & Co., 3M USD LIBOR + 1.340%, 1.571%, due 3/4/21, VRN	2,000	2,004
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 2.466%, due 3/8/21, VRN	2,000	2,007
The Toronto-Dominion Bank, 3M USD LIBOR + 0.270%, 0.499%, due 3/17/21, VRN	2,150	2,151
Citigroup, Inc., 3M USD LIBOR + 1.380%, 1.620%, due 3/30/21, VRN	1,500	1,505
Bank of America Corporation, 3M USD LIBOR + 1.420%, 1.638%, due 4/19/21, VRN	1,200	1,205
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.360%, 1.575%, due 4/23/21, VRN	1,150	1,153
American Express Credit Corporation, 2.250%, due 5/5/21	1,500	1,508
Chevron Corporation, 3M USD LIBOR + 0.950%, 1.171%, due 5/16/21, VRN	500	502
American Express Co., 3M USD LIBOR + 0.525%, 0.747%, due 5/17/21, VRN	1,225	1,227
Citibank NA, 3.400%, due 7/23/21	525	533
The Goldman Sachs Group, Inc., 5.250%, due 7/27/21	1,000	1,028
Gilead Sciences, Inc., 3M USD LIBOR + 0.150%, 0.379%, due 9/17/21, VRN	1,000	1,001
Credit Suisse AG, 3.000%, due 10/29/21	1,000	1,022
Bristol-Myers Squibb Co., 2.600%, due 5/16/22	1,000	1,032
Toyota Motor Credit Corporation, 1.150%, due 5/26/22	2,225	2,254
AT&T, Inc., 3.000%, due 6/30/22	1,500	1,553

See accompanying Notes to Financial Statements.

88	Annual Report	December 31, 2020

Low Duration Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
John Deere Capital Corporation, 0.550%, due 7/5/22	$1,200	$1,206
Mitsubishi UFJ Financial Group, Inc., 2.623%, due 7/18/22	2,000	2,067
Philip Morris International, Inc., 2.375%, due 8/17/22	1,500	1,548
Toyota Motor Credit Corporation, SOFR + 0.340%, 0.425%, due 10/14/22, VRN	200	200
Morgan Stanley, SOFR + 0.700%, 0.785%, due 1/20/23, VRN	400	402
Capital One Bank USA NA, SOFR + 0.616%, 2.014%, due 1/27/23, VRN	1,400	1,424
Morgan Stanley, 3.750%, due 2/25/23	2,003	2,148
Caterpillar Financial Services Corporation, 2.625%, due 3/1/23	1,579	1,657
Bank of Montreal, SOFR + 0.680%, 0.768%, due 3/10/23, VRN	1,250	1,261
Canadian Imperial Bank of Commerce, SOFR + 0.800%, 0.889%, due 3/17/23, VRN	1,000	1,009
Intuit, Inc., 0.650%, due 7/15/23	1,300	1,312
GlaxoSmithKline Capital plc, 0.534%, due 10/1/23	1,000	1,005
Royal Bank of Canada, SOFR + 0.450%, 0.535%, due 10/26/23, VRN	1,500	1,505
KeyBank NA, SOFR + 0.340%, 0.430%, due 1/3/24, VRN	2,500	2,501
Total Corporate Obligations		43,102
Total Long-Term Investments—98.9% (cost $155,547)		156,761

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $880, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $898	880	880
Total Repurchase Agreement—0.6% (cost $880)		880
Total Investments—99.5% (cost $156,427)		157,641

Issuer	Principal Amount	Value

Securities Sold, Not Yet Purchased U.S. Government Agency—(3.3)%
Federal National Mortgage Association (FNMA)—(3.3)%
TBA, 4.000%, due 1/1/51	$(5,000)	$(5,340)
Total Securities Sold, Not Yet Purchased—(3.3)% (proceeds $5,340)		(5,340)
Cash and other assets, less liabilities—3.8%		6,079
Net assets—100.0%		$158,380

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2020. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a)	Amount is less than the minimum amount disclosed.

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	89

Macro Allocation Fund

The Macro Allocation Fund seeks to maximize long-term risk-adjusted total return.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS
Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 3.49% decrease, net of fees, for the year ended December 31, 2020. By comparison, the Fund’s benchmark index, the ICE BofAML US 3-Month Treasury Bill Index (the “Index”), increased 0.67%.

The Fund had negative performance from both the market segment (i.e., equity and fixed income) and the currency segment. The largest detractors within the Fund’s market-oriented exposures included long exposures to U.K., Greece, Brazil, Spain, and India equities. Contributors within the market segment included long exposure to U.S. Treasuries, as well as to U.S. and Vietnam equities. Within the Fund’s currency segment, the largest detractors were short exposures to the Swiss franc, Australian dollar, and Chinese yuan. Contributing positive performance within currencies were long exposures to the South African rand, Turkish lira, and Swedish krona.

We believe that calendar year 2020 was an unprecedented year for macro investing and navigating its challenges involved dynamic shifts in our portfolio exposures that were more sizable than in any prior year since inception. At the start of the fourth quarter of 2020, however, we concluded that the prevailing medium-term valuation opportunities across the macro space mostly required patience—and that there were reasons for optimism in respect of these opportunities being rewarded. We therefore did not make significant navigational alterations to our strategy during that quarter. We eliminated two Macro Themes that were integrated into our investment process and had previously contributed to a higher risk assessment and valuation headwinds; these Themes dealt with global protectionism and Chinese growth. In addition, we believe that the macro influence of European populism (which we retain as a Theme) is no longer a significant headwind to valuation opportunities. With fewer headwinds, there may be a less obstructed path for price to gravitate toward value, which we believe justifies retaining positions—or even increasing them—as we have done. As of year-end, we have an aggregate equity exposure that is close to the anticipated long-term average level in our strategies, and this aligns with fundamental opportunities to a greater extent than earlier in the year.

The Fund is net long of equities, with long exposures primarily within the U.S., U.K., and emerging markets. The Fund is also slightly net long of fixed income securities, mostly in U.S. and China government bonds.

Within currencies, as of the end of the period, the Fund maintained long exposure to emerging currencies such as the Turkish lira, Mexican peso, and Brazilian real, with the largest short exposures in the U.S. dollar and New Zealand dollar.

90	Annual Report	December 31, 2020

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2020
				Since
	1 Year	3 Year	5 Year	Inception
Class N(a)	(3.49)%	(0.32)%	1.20%	3.39%
Class I(a)	(3.15)	(0.08)	1.48	3.66
ICE BofAML US 3-Month Treasury Bill Index(a)	0.67	1.61	1.20	0.69
Class R6(b)	(3.13)	0.02	1.58	0.91
ICE BofAML US 3-Month Treasury Bill Index(b)	0.67	1.61	1.20	0.85

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to December 31, 2020.
(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to December 31, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML US 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2020.

% of net
Category	assets
Equity Exchange-Traded Funds	61.6
Fixed Income Exchange-Traded Funds	9.3
Common Stocks	3.4
Foreign Government Bonds	5.4
Preferred Stocks	0.4
Repurchase Agreement	3.9
U.S. Government	16.2
Liabilities, plus cash and other assets	(0.2)
Total	100.0%

December 31, 2020	William Blair Funds	91

Macro Allocation Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Issuer	Shares	Value

Exchange-Traded Funds—70.9%
Equity Exchange-Traded Funds—61.6%
iShares MSCI Brazil ETF	17,400	$645
iShares MSCI Chile ETF	82,000	2,477
iShares MSCI China ETF	45,300	3,668
SPDR S&P 500 ETF Trust	542,300	202,755
Utilities Select Sector SPDR Fund	14,100	884
Vietnam Enterprise Investments, Ltd. Class “C”	1,015,765	7,571
Total Equity Exchange-Traded Funds		218,000
Fixed Income Exchange-Traded Funds—9.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	82,100	11,340
iShares MBS ETF	159,600	17,577
SPDR Bloomberg Barclays High Yield Bond ETF	35,100	3,824
Total Fixed Income Exchange-Traded Funds		32,741
Total Exchange-Traded Funds—70.9% (cost $196,114)		250,741

Common Stocks—3.4%

Emerging Asia—1.4%
Philippines—1.4%
Aboitiz Equity Ventures, Inc. (Industrial conglomerates)	185,163	182
Aboitiz Power Corporation (Independent power & renewable electricity producers)	132,126	73
Ayala Corporation (Industrial conglomerates)	24,300	419
Ayala Land, Inc. (Real estate management & development)	666,910	568
Bank of the Philippine Islands (Banks)	73,549	125
BDO Unibank, Inc. (Banks)	165,123	367
Globe Telecom, Inc. (Wireless telecommunication services)	3,163	134
GT Capital Holdings, Inc. (Diversified financial services)	7,975	97
International Container Terminal Services, Inc. (Transportation infrastructure)	88,154	227
JG Summit Holdings, Inc. (Industrial conglomerates)	260,594	389
Jollibee Foods Corporation (Hotels, restaurants & leisure)	35,005	142
Manila Electric Co. (Electric utilities)	19,247	117
Megaworld Corporation (Real estate management & development)	1,002,038	85
Metro Pacific Investments Corporation (Diversified financial services)	1,146,973	102
Metropolitan Bank & Trust Co. (Banks)	152,967	156
PLDT, Inc. (Wireless telecommunication services)	8,056	225
Puregold Price Club, Inc. (Food & staples retailing)	107,530	92
Robinsons Land Corporation (Real estate management & development)	169,669	75
SM Investments Corporation (Industrial conglomerates)	20,851	455
	Shares or
	Principal
Issuer	Amount		Value

Common Stocks—(continued)

Emerging Asia—(continued)
Philippines—(continued)
SM Prime Holdings, Inc. (Real estate management & development)		824,474	$661
Universal Robina Corporation (Food products)		78,434	249
			4,940

Emerging Latin America—2.0%
Chile—2.0%
Aguas Andinas S.A. Class “A” (Water utilities)		571,244	184
Banco de Chile (Banks)		8,648,503	883
Banco de Credito e Inversiones S.A. (Banks)		10,111	397
Banco Santander Chile (Banks)		12,392,049	595
Cencosud S.A. (Food & staples retailing)		313,755	559
Cencosud Shopping S.A.		102,518	164
Cia Cervecerias Unidas S.A. (Beverages)		32,976	244
Colbun S.A. (Independent power & renewable electricity producers)		1,677,888	296
Empresas CMPC S.A. (Paper & forest products)		225,122	592
Empresas COPEC S.A. (Oil, gas & consumable fuels)		73,462	745
Enel Americas S.A. (Electric utilities)		6,760,566	1,104
Enel Chile S.A. (Electric utilities)		5,867,452	456
ENTEL Chile S.A. (Wireless telecommunication services)		31,161	193
Falabella S.A. (Multiline retail)		158,200	586
			6,998
Total Common Stocks—3.4% (cost $10,144)			11,938

Foreign Government Bonds—5.4%
Malaysia—3.9%
Malaysia Government Bond, 4.160%, due 7/15/21	MYR	54,850	13,798
South Africa—1.5%
Republic of South Africa Government Bond, 8.000%, due 1/31/30	ZAR	83,895	5,443
Total Foreign Government Bonds—5.4% (cost $17,961)			19,241

Preferred Stocks—0.4%

Emerging Latin America —0.4%
Chile—0.4%
Embotelladora Andina S.A.		79,237	204
Sociedad Quimica y Minera de Chile S.A.		21,441	1,044
			1,248
Total Preferred Stocks—0.4% (cost $936)			1,248

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2020

Macro Allocation Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement—3.9%
Fixed Income Clearing Corporation, 0.000% dated 12/31/20, due 1/4/21, repurchase price $13,901, collateralized by U.S. Treasury Note, 0.500%, due 6/30/27, valued at $14,179	$13,901	$13,901
Total Repurchase Agreement—3.9% (cost $13,901)		13,901

U.S. Government—16.2%
U.S. Treasury Bill, 1.248%, due 1/28/21	2,500	2,500
U.S. Treasury Bill, 1.255%, due 2/25/21 (a)	2,500	2,500
U.S. Treasury Bill, 0.211%, due 3/25/21 (a)	2,500	2,500
U.S. Treasury Bill, 0.161%, due 4/22/21 (a)(b)	7,500	7,498
U.S. Treasury Bill, 0.156%, due 5/20/21 (a)	7,500	7,498
U.S. Treasury Bill, 0.192%, due 6/17/21 (a)	7,500	7,498
U.S. Treasury Bill, 0.154%, due 7/15/21 (a)(b)	7,500	7,497
U.S. Treasury Bill, 0.141%, due 8/12/21 (a)(b)	5,000	4,998
U.S. Treasury Bill, 0.137%, due 9/9/21	5,000	4,997
U.S. Treasury Bill, 0.132%, due 10/7/21	2,500	2,498
U.S. Treasury Bill, 0.119%, due 11/4/21	2,500	2,498
U.S. Treasury Bill, 0.109%, due 12/2/21	2,500	2,498
U.S. Treasury Bill, 0.109%, due 12/30/21	2,500	2,498
Total U.S. Government—16.2% (cost $57,451)		57,478
Total Investments in Securities—100.2% (cost $296,507)		354,547
Liabilities, plus cash and other assets—(0.2)%		(832)
Net assets—100.0%		$353,715

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $23,424 (in thousands).

(b) Security, or portion of security, is pledged as collateral for OTC swap contracts aggregating a total value of $1,146 (in thousands).

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	93

Macro Allocation Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

				USD (Base)		Net Unrealized
Settlement			Local Currency	Purchased	Current	Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	or Sold	Value	(Depreciation)
Purchased
1/13/21	New Turkish Lira	Citibank N.A. London	382,754	$48,354	$51,359	$3,005
1/20/21	Australian Dollar	Citibank N.A. London	17,277	13,044	13,322	278
1/20/21	Brazilian Real	Citibank N.A. London	157,098	30,529	30,244	(285)
1/20/21	British Pound Sterling	Citibank N.A. London	11,622	15,574	15,896	322
1/20/21	Canadian Dollar	Citibank N.A. London	465	363	365	2
1/20/21	Chilean Peso	Citibank N.A. London	300,746	422	423	1
1/20/21	Chinese Yuan Renminbi	Citibank N.A. London	7,599	1,164	1,168	4
1/20/21	Colombian Peso	Citibank N.A. London	77,168,911	22,243	22,594	351
1/20/21	Czech Koruna	Citibank N.A. London	13,238	617	616	(1)
1/20/21	Euro	Citibank N.A. London	678	831	829	(2)
1/20/21	Hong Kong Dollar	Citibank N.A. London	7,016	905	905	—
1/20/21	Indian Rupee	Citibank N.A. London	696,177	9,412	9,518	106
1/20/21	Indonesian Rupiah	Citibank N.A. London	8,208,119	580	589	9
1/20/21	Israeli Shekel	Citibank N.A. London	3,470	1,079	1,080	1
1/20/21	Japanese Yen	Citibank N.A. London	2,283,732	21,931	22,122	191
1/20/21	Mexican Peso	Citibank N.A. London	608,817	30,529	30,541	12
1/20/21	New Zealand Dollar	Citibank N.A. London	2,033	1,456	1,463	7
1/20/21	Philippine Peso	Citibank N.A. London	1,008,365	20,907	20,978	71
1/20/21	Russian Ruble	Citibank N.A. London	1,974,466	26,768	26,671	(97)
1/20/21	Singapore Dollar	Citibank N.A. London	47,322	35,397	35,807	410
1/20/21	South African Rand	Citibank N.A. London	118,050	7,873	8,015	142
1/20/21	Swedish Krona	Citibank N.A. London	74,518	8,797	9,059	262
1/20/21	Swiss Franc	Citibank N.A. London	951	1,076	1,075	(1)
1/20/21	Taiwan Dollar	Citibank N.A. London	30,713	1,099	1,095	(4)
1/20/21	Thai Baht	Citibank N.A. London	22,644	755	756	1
						$4,785
Sold
1/13/21	New Turkish Lira	Citibank N.A. London	30,474	4,118	4,089	29
1/20/21	Australian Dollar	Citibank N.A. London	54,353	40,617	41,911	(1,294)
1/20/21	Brazilian Real	Citibank N.A. London	4,985	960	960	—
1/20/21	British Pound Sterling	Citibank N.A. London	388	524	531	(7)
1/20/21	Canadian Dollar	Citibank N.A. London	13,407	10,478	10,533	(55)
1/20/21	Chilean Peso	Citibank N.A. London	8,404,054	11,336	11,827	(491)
1/20/21	Chinese Yuan Renminbi	Citibank N.A. London	174,598	26,710	26,823	(113)
1/20/21	Colombian Peso	Citibank N.A. London	2,662,242	765	779	(14)
1/20/21	Czech Koruna	Citibank N.A. London	384,421	17,715	17,900	(185)
1/20/21	Euro	Citibank N.A. London	19,491	23,589	23,821	(232)
1/20/21	Hong Kong Dollar	Citibank N.A. London	140,514	18,125	18,126	(1)
1/20/21	Indonesian Rupiah	Citibank N.A. London	222,528,449	15,732	15,978	(246)
1/20/21	Israeli Shekel	Citibank N.A. London	100,723	31,000	31,352	(352)
1/20/21	Japanese Yen	Citibank N.A. London	78,806	761	763	(2)
1/20/21	Mexican Peso	Citibank N.A. London	21,658	1,086	1,086	—
1/20/21	New Zealand Dollar	Citibank N.A. London	62,025	43,812	44,632	(820)
1/20/21	Philippine Peso	Citibank N.A. London	35,229	733	733	—
1/20/21	Russian Ruble	Citibank N.A. London	66,002	893	892	1
1/20/21	Singapore Dollar	Citibank N.A. London	1,619	1,219	1,225	(6)
1/20/21	South Korean Won	Citibank N.A. London	8,572,512	7,886	7,879	7
1/20/21	Swiss Franc	Citibank N.A. London	27,517	30,975	31,096	(121)
1/20/21	Thai Baht	Citibank N.A. London	658,827	21,919	21,990	(71)
						$(3,973)
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$812

See accompanying Notes to Financial Statements.

94	Annual Report	December 31, 2020

Macro Allocation Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Futures Contracts

				Notional Value	Notional	Notional	Net Unrealized
Number of				(Local,	Amount	Value	Appreciation
Contracts	Description	Expiration Date	Local Currency	in Thousands)	(USD)	(USD)	(Depreciation)
Long
79	CAC 40 Index	January 2021	Euro	4,378	$5,341	$5,349	$8
77	IBEX 35 Index	January 2021	Euro	6,214	7,672	7,592	(80)
21	FTSE Taiwan Index	January 2021	U.S. Dollar	1,072	1,045	1,072	27
431	MSCI Singapore ETS Index	January 2021	Singapore Dollar	13,934	10,575	10,543	(32)
22	KOSPI 200 Index	March 2021	South Korean Won	2,140,325	1,850	1,970	120
3	NIKKEI 225 Index	March 2021	Japanese Yen	41,235	387	399	12
87	SPI 200 Index	March 2021	Australian Dollar	14,218	11,062	10,961	(101)
13	DAX Index	March 2021	Euro	4,467	5,262	5,458	196
354	FTSE 100 Index	March 2021	British Pound Sterling	22,727	31,508	31,079	(429)
26	FTSE MIB Index	March 2021	Euro	2,877	3,437	3,514	77
2	MSCI China Index	March 2021	U.S. Dollar	118	117	118	1
437	MSCI Indonesia Index	March 2021	U.S. Dollar	7,071	7,063	7,071	8
27	MSCI Philippines Index	March 2021	U.S. Dollar	678	683	678	(5)
489	MSCI World Energy Index	March 2021	U.S. Dollar	10,802	11,255	10,802	(453)
							$(651)
Short
6	Amsterdam Index	January 2021	Euro	749	$903	$916	$(13)
27	OMXS 30 Index	January 2021	Swedish Krona	5,071	622	616	6
58	FTSE 40 Index	March 2021	South African Rand	31,681	2,165	2,156	9
1	S&P TSE 60 Index	March 2021	Canadian Dollar	206	164	162	2
421	EURO STOXX 50 Index	March 2021	Euro	14,946	18,038	18,258	(220)
115	MSCI Emerging Markets Index	March 2021	U.S. Dollar	7,407	7,190	7,407	(217)
170	MSCI Mexico Index	March 2021	U.S. Dollar	4,078	3,889	4,078	(189)
41	SWISS Markets Index March 2021		Swiss Franc	4,364	4,743	4,930	(187)
921	S&P 500 E Mini Index March 2021		U.S. Dollar	172,632	168,268	172,632	(4,364)
21	S&P E Mini Com Ser Index	March 2021	U.S. Dollar	1,855	1,840	1,855	(15)
13	XAK Technology	March 2021	U.S. Dollar	1,704	1,622	1,704	(82)
22	XAY Cons Discret	March 2021	U.S. Dollar	3,575	3,474	3,575	(101)
51	10YR Can Bond	March 2021	Canadian Dollar	7,604	5,957	5,974	(17)
							$(5,388)
Total net unrealized appreciation (depreciation) on futures contracts							$(6,039)

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	95

Macro Allocation Fund

Portfolio of Investments, December 31, 2020 (all dollar amounts in thousands)

Centrally Cleared Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Pay/Receive Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
China 1-Week Repo Rate	Pay	2.800%	3M	December 2025	LCH	CNY 180,090	$1	$194	$193

Total Return Swaps

Reference Entity	Pay/Receive Floating/ Fixed Rate	Floating/ Fixed Rates	Maturity Dates	Counterparty	Notional Amount (in thousands)	Market Value	Unrealized Appreciation (Depreciation)
10YR T-Note Future	Pay	0 bp	Mar 2021	Credit Suisse International	$30,198	$41	$41
5YR T-Note Future	Pay	0 bp	Mar 2021	Credit Suisse International	13,093	28	28
CSI 500 Net Total Return Index	Pay	(1,305) bp	Sep 2021	Credit Suisse International	9,055	340	340
Euro-Bund Future	Receive	0 bp	Mar 2021	Credit Suisse International	EUR 1,419	(2)	(2)
RTS Index Future	Pay	0 bp	Mar 2021	Credit Suisse International	$4,128	(71)	(71)
							$336

Centrally Cleared Credit Default Swap

							Upfront
						Notional	Payment		Unrealized
Reference	Buy/Sell	Fixed Deal	Payment	Maturity	Cleared	Amount	Paid		Appreciation
Entity	Protection	Pay Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
iTRAXX Europe S34	Sell	1.000%	3M	December 2025	ICE	EUR 6,167	$155	$198	$43
Total net unrealized appreciation (depreciation) on swaps									$572

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2020

Statements of Assets and Liabilities

As of December 31, 2020 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund
Assets
Investments in securities, at cost	$157,168	$479,731	$55,797	$22,518
Investments in securities, at value	$297,625	$711,377	$83,978	$30,151
Receivable for fund shares sold	107	1,939	95	—
Receivable from Adviser	1	160	21	30
Dividend and interest receivable	22	101	11	15
Total assets	297,755	713,577	84,105	30,196
Liabilities
Payable for fund shares redeemed	208	167	2	41
Management fee payable	186	351	62	22
Distribution fee payable	7	29	1	—
Other payables and accrued expenses	103	161	70	88
Total liabilities	504	708	135	151
Net assets	$297,251	$712,869	$83,970	$30,045
Capital
Composition of net assets
Paid in capital	$147,602	$478,108	$54,356	$35,956
Total distributable earnings (loss)	149,649	234,761	29,614	(5,911)
Net assets	$297,251	$712,869	$83,970	$30,045

Class N shares
Net assets	$35,494	$138,152	$6,074	—
Shares outstanding	3,182,417	6,898,011	471,133	—
Net asset value per share	$11.15	$20.03	$12.89	—
Class I shares
Net assets	$249,716	$397,370	$77,273	$22,958
Shares outstanding	18,302,003	18,662,917	5,469,001	1,782,845
Net asset value per share	$13.64	$21.29	$14.13	$12.88
Class R6 shares
Net assets	$12,041	$177,347	$623	$7,087
Shares outstanding	880,517	8,338,144	44,075	550,189
Net asset value per share	$13.67	$21.27	$14.14	$12.88

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	97

Statements of Operations

For the Year Ended December 31, 2020 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund
Investment income
Dividends	$1,784	$4,835	$349	$1,336
Less foreign tax withheld	(2)	—	(1)	(9)
Interest	1	1	—	1
Total income	1,783	4,836	348	1,328
Expenses
Investment advisory fees	1,901	3,082	642	1,255
Distribution fees	79	289	13	—
Custodian fees	86	92	85	112
Transfer agent fees	63	91	12	10
Sub-transfer agent fees
Class N	45	168	6	—
Class I	124	384	83	202
Professional fees	49	115	33	41
Registration fees	65	67	42	41
Shareholder reporting fees	18	89	3	2
Trustee fees	19	33	5	11
Other expenses	15	22	11	14
Total expenses before expense limitation	2,464	4,432	935	1,688
Expenses waived or reimbursed by the Adviser
Class N	(21)	(224)	(17)	—
Class I	—	(567)	(227)	(357)
Class R6	—	(23)	(1)	(9)
Total expenses waived or reimbursed by the Adviser	(21)	(814)	(245)	(366)
Net expenses	2,443	3,618	690	1,322
Net investment income (loss)	(660)	1,218	(342)	6
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	42,176	34,530	6,414	(13,038)
Futures contracts	—	—	—	(640)
Total net realized gain (loss)	42,176	34,530	6,414	(13,678)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	40,608	144,802	12,060	7,247
Change in net unrealized appreciation (depreciation)	40,608	144,802	12,060	7,247
Net increase (decrease) in net assets resulting from operations	$82,124	$180,550	$18,132	$(6,425)

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2020

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund		Small-Mid Cap Core Fund
	2020	2019	2020	2019	2020	2019	2020	2019 (a)
Operations
Net investment income (loss)	$(660)	$(175)	$1,218	$475	$(342)	$(171)	$6	$4
Net realized gain (loss) on investments, and other assets and liabilities	42,176	24,088	34,530	17,324	6,414	7,108	(13,678)	(16)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	40,608	45,368	144,802	49,902	12,060	13,055	7,247	386
Net increase (decrease) in net assets resulting from operations	82,124	69,281	180,550	67,701	18,132	19,992	(6,425)	374
Distributions to shareholders from
Class N	(4,769)	(3,190)	(5,187)	(3,981)	(466)	(480)	—	—
Class I	(27,747)	(17,880)	(14,681)	(12,030)	(5,249)	(5,507)	—	(1)
Class R6	(1,332)	(17)	(6,012)	(97)	(42)	(12)	—	(3)
Total distributions	(33,848)	(21,087)	(25,880)	(16,108)	(5,757)	(5,999)	—	(4)
Capital stock transactions
Proceeds from sale of shares	28,188	21,672	494,318	122,974	11,489	10,314	266,207	6,238
Shares issued in reinvestment of income dividends and capital gain distributions	32,736	20,274	22,621	13,134	5,537	5,817	—	4
Less cost of shares redeemed	(65,536)	(62,229)	(262,574)	(62,827)	(18,977)	(12,695)	(236,325)	(24)
Net increase (decrease) in net assets resulting from capital share transactions	(4,612)	(20,283)	254,365	73,281	(1,951)	3,436	29,882	6,218
Increase (decrease) in net assets	43,664	27,911	409,035	124,874	10,424	17,429	23,457	6,588
Net assets
Beginning of period	253,587	225,676	303,834	178,960	73,546	56,117	6,588	—
End of period	$297,251	$253,587	$712,869	$303,834	$83,970	$73,546	$30,045	$6,588

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	99

Statements of Assets and Liabilities

As of December 31, 2020 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$2,378,647	$1,092	$461,378	$44,212
Investments in securities, at value	$3,574,243	$1,494	$675,336	$60,063
Receivable for securities sold	—	—	551	16
Receivable for fund shares sold	9,646	—	605	49
Receivable from Adviser	179	7	2	15
Dividend and interest receivable	498	1	97	45
Total assets	3,584,566	1,502	676,591	60,188
Liabilities
Payable for securities purchased	1,048	—	818	172
Payable for fund shares redeemed	2,792	2	339	6
Management fee payable	2,971	1	620	48
Distribution fee payable	67	—	38	2
Other payables and accrued expenses	606	62	168	59
Total liabilities	7,484	65	1,983	287
Net assets	$3,577,082	$1,437	$674,608	$59,901
Capital
Composition of net assets
Paid in capital	$2,308,087	$4,206	$450,191	$58,426
Total distributable earnings (loss)	1,268,995	(2,769)	224,417	1,475
Net assets	$3,577,082	$1,437	$674,608	$59,901

Class N shares
Net assets	$314,572	$77	$180,635	$7,402
Shares outstanding	9,545,077	7,359	5,237,598	567,624
Net asset value per share	$32.96	$10.43	$34.49	$13.04
Class I shares
Net assets	$3,139,290	$1,067	$390,511	$42,311
Shares outstanding	89,353,269	103,075	9,921,262	3,117,896
Net asset value per share	$35.13	$10.35	$39.36	$13.57
Class R6 shares
Net assets	$123,220	$293	$103,462	$10,188
Shares outstanding	3,502,759	28,425	2,625,845	751,392
Net asset value per share	$35.18	$10.31	$39.40	$13.56

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2020

Statements of Operations

For the Year Ended December 31, 2020 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$13,035	$62	$2,731	$1,900
Less foreign tax withheld	(171)	—	(47)	—
Interest	18	—	3	1
Total income	12,882	62	2,687	1,901
Expenses
Investment advisory fees	29,523	26	6,171	964
Distribution fees	724	—	381	20
Custodian fees	102	109	111	102
Transfer agent fees	361	1	102	32
Sub-transfer agent fees
Class N	440	—	219	13
Class I	3,053	2	372	150
Professional fees	302	30	81	47
Registration fees	86	48	63	80
Shareholder reporting fees	228	2	67	11
Trustee fees	223	—	55	20
Other expenses	92	9	12	—
Total expenses before expense limitation	35,134	227	7,634	1,439
Expenses waived or reimbursed by the Adviser
Class N	(288)	(10)	(124)	(30)
Class I	(1,688)	(174)	(159)	(334)
Class R6	—	(15)	—	(12)
Total expenses waived or reimbursed by the Adviser	(1,976)	(199)	(283)	(376)
Net expenses	33,158	28	7,351	1,063
Net investment income (loss)	(20,276)	34	(4,664)	838
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	135,859	(3,109)	88,363	(12,303)
Redemptions in-kind	36,409	—	—	7,459
Foreign currency transactions	3	—	1	—
Total net realized gain (loss)	172,271	(3,109)	88,364	(4,844)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	703,070	(26)	88,533	(26,660)
Change in net unrealized appreciation (depreciation)	703,070	(26)	88,533	(26,660)
Net increase (decrease) in net assets resulting from operations	$855,065	$(3,101)	$172,233	$(30,666)

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	101

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$(20,276)	$(15,808)	$34	$40	$(4,664)	$(4,727)	$838	$3,710
Net realized gain (loss) on investments, and other assets and liabilities	172,271	293,543	(3,109)	109	88,364	10,576	(4,844)	73,420
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	703,070	439,745	(26)	446	88,533	125,876	(26,660)	15,381
Net increase (decrease) in net assets resulting from operations	855,065	717,480	(3,101)	595	172,233	131,725	(30,666)	92,511
Distributions to shareholders from
Class N	(5,612)	(24,075)	(1)	(6)	(18,482)	(4,188)	(2,130)	(498)
Class I	(51,667)	(172,835)	(27)	(131)	(35,006)	(8,605)	(26,640)	(14,700)
Class R6	(1,737)	(2,668)	(8)	(3)	(9,448)	(1,345)	(202)	(16)
Total distributions	(59,016)	(199,578)	(36)	(140)	(62,936)	(14,138)	(28,972)	(15,214)
Capital stock transactions
Proceeds from sale of shares	829,348	835,740	3,271	7,068	113,709	265,349	22,998	49,983
Shares issued in reinvestment of income dividends and capital gain distributions	58,002	193,454	37	139	62,018	14,035	27,878	14,998
Less cost of shares redeemed	(1,012,131)	(1,045,252)	(6,262)	(1,813)	(280,953)	(305,741)	(106,615)	(458,515)
Net increase (decrease) in net assets resulting from capital share transactions	(124,781)	(16,058)	(2,954)	5,394	(105,226)	(26,357)	(55,739)	(393,534)
Increase (decrease) in net assets	671,268	501,844	(6,091)	5,849	4,071	91,230	(115,377)	(316,237)
Net assets
Beginning of period	2,905,814	2,403,970	7,528	1,679	670,537	579,307	175,278	491,515
End of period	$3,577,082	$2,905,814	$1,437	$7,528	$674,608	$670,537	$59,901	$175,278

See accompanying Notes to Financial Statements.

102	Annual Report	December 31, 2020

Statements of Assets and Liabilities

As of December 31, 2020 (dollar amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$65,647	$760,354	$1,274,420	$713,438
Investments in securities, at value	$122,090	$1,106,599	$2,310,921	$1,316,241
Foreign currency, at value (cost $— ; $703; $74; $43)	—	703	74	42
Receivable for securities sold	—	—	—	10,374
Receivable for fund shares sold	152	17,378	1,260	142
Receivable from Adviser	18	70	—	—
Dividend and interest receivable	109	751	4,649	2,730
Total assets	122,369	1,125,501	2,316,904	1,329,529
Liabilities
Payable for securities purchased	—	8,015	32	15
Payable for fund shares redeemed	—	15,217	1,112	371
Payable to custodian	—	—	—	843
Management fee payable	87	760	1,940	1,063
Distribution fee payable	2	4	59	—
Foreign capital gains tax liability	—	962	443	426
Other payables and accrued expenses	98	190	668	329
Total liabilities	187	25,148	4,254	3,047
Net assets	$122,182	$1,100,353	$2,312,650	$1,326,482
Capital
Composition of net assets
Paid in capital	$65,060	$757,814	$1,246,702	$703,037
Total distributable earnings (loss)	57,122	342,539	1,065,948	623,445
Net assets	$122,182	$1,100,353	$2,312,650	$1,326,482

Class N shares
Net assets	$11,861	$19,586	$288,976	—
Shares outstanding	681,176	863,136	7,456,585	—
Net asset value per share	$17.41	$22.69	$38.75	—
Class I shares
Net assets	$107,375	$393,596	$1,914,460	—
Shares outstanding	6,146,661	17,266,278	48,278,055	—
Net asset value per share	$17.47	$22.80	$39.65	—
Institutional/Class R6 shares
Net assets	$2,946	$687,171	$109,214	$1,326,482
Shares outstanding	168,576	30,143,712	2,754,058	65,108,589
Net asset value per share	$17.47	$22.80	$39.66	$20.37

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	103

Statements of Operations

For the Year Ended December 31, 2020 (all amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$1,138	$7,804	$19,961	$16,772
Less foreign tax withheld	(70)	(892)	(1,984)	(1,632)
Interest	1	3	4	10
Total income	1,069	6,915	17,981	15,150
Expenses
Investment advisory fees	1,091	6,317	19,982	14,820
Distribution fees	24	29	751	—
Custodian fees	111	167	402	375
Transfer agent fees	9	56	138	57
Sub-transfer agent fees
Class N	13	16	443	—
Class I	69	200	1,410	—
Professional fees	51	113	247	226
Registration fees	62	61	78	28
Shareholder reporting fees	6	23	97	16
Trustee fees	13	49	154	135
Other expenses	13	33	46	46
Total expenses before expense limitation	1,462	7,064	23,748	15,703
Expenses waived or reimbursed by the Adviser
Class N	(28)	(18)	(55)	—
Class I	(227)	(239)	—	—
Institutional/Class R6	(37)	(341)	—	—
Total expenses waived or reimbursed by the Adviser	(292)	(598)	(55)	—
Net expenses	1,170	6,466	23,693	15,703
Net investment income (loss)	(101)	449	(5,712)	(553)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $4; $2; $121)	16,304	9,168	75,319	251,393
Redemptions in-kind	7,974	—	—	7,699
Foreign currency transactions	(19)	(256)	(409)	(316)
Total net realized gain (loss)	24,259	8,912	74,910	258,776
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $—; $725; $443; $417)	7,598	192,651	491,988	131,212
Foreign currency translations	7	(1,408)	(699)	(666)
Change in net unrealized appreciation (depreciation)	7,605	191,243	491,289	130,546
Net increase (decrease) in net assets resulting from operations	$31,763	$200,604	$560,487	$388,769

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2020

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$(101)	$690	$449	$4,360	$(5,712)	$12,129	$(553)	$14,030
Net realized gain (loss) on investments, and other assets and liabilities	24,259	21,561	8,912	138	74,910	31,125	258,776	4,333
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	7,605	27,856	191,243	139,075	491,289	530,581	130,546	472,155
Net increase (decrease) in net assets resulting from operations	31,763	50,107	200,604	143,573	560,487	573,835	388,769	490,518
Distributions to shareholders from
Class N	(1,323)	(99)	(140)	(37)	(2,350)	(5,328)	—	—
Class I	(12,213)	(1,500)	(2,856)	(981)	(21,253)	(19,998)	—	—
Institutional/Class R6	(323)	(656)	(5,774)	(2,772)	(1,273)	(819)	(151,353)	(17,917)
Total distributions	(13,859)	(2,255)	(8,770)	(3,790)	(24,876)	(26,145)	(151,353)	(17,917)
Capital stock transactions
Proceeds from sale of shares	17,101	16,564	390,602	150,318	345,376	290,402	148,064	192,878
Shares issued in reinvestment of income dividends and capital gain distributions	13,852	2,241	8,654	3,249	23,253	24,177	150,369	17,852
Less cost of shares redeemed	(98,384)	(65,648)	(144,641)	(49,445)	(700,649)	(856,554)	(1,102,278)	(574,855)
Net increase (decrease) in net assets resulting from capital share transactions	(67,431)	(46,843)	254,615	104,122	(332,020)	(541,975)	(803,845)	(364,125)
Increase (decrease) in net assets	(49,527)	1,009	446,449	243,905	203,591	5,715	(566,429)	108,476
Net assets
Beginning of period	171,709	170,700	653,904	409,999	2,109,059	2,103,344	1,892,911	1,784,435
End of period	$122,182	$171,709	$1,100,353	$653,904	$2,312,650	$2,109,059	$1,326,482	$1,892,911

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	105

Statements of Assets and Liabilities

As of December 31, 2020 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$232,224	$166,405	$748,608	$216,705
Investments in securities, at value	$334,292	$263,608	$1,194,110	$307,272
Foreign currency, at value (cost $917; $135; $861; $1,101)	939	135	862	1,101
Receivable for securities sold	3,674	—	—	625
Receivable for fund shares sold	190	335	4,651	572
Receivable from Adviser	—	26	—	1
Dividend and interest receivable	1,134	109	1,065	333
Total assets	340,229	264,213	1,200,688	309,904
Liabilities
Payable for securities purchased	2,342	—	29	1,178
Payable for fund shares redeemed	92	177	526	54
Payable to custodian	448	—	30	89
Management fee payable	275	258	1,049	279
Distribution fee payable	1	—	3	1
Foreign capital gains tax liability	—	1,468	2,890	522
Other payables and accrued expenses	190	173	425	372
Total liabilities	3,348	2,076	4,952	2,495
Net assets	$336,881	$262,137	$1,195,736	$307,409
Capital
Composition of net assets
Paid in capital	$229,280	$161,390	$730,191	$219,444
Total distributable earnings (loss)	107,601	100,747	465,545	87,965
Net assets	$336,881	$262,137	$1,195,736	$307,409

Class N shares
Net assets	$3,101	$1,803	$18,606	$3,947
Shares outstanding	177,765	136,058	1,010,121	177,645
Net asset value per share	$17.45	$13.26	$18.42	$22.22
Class I shares
Net assets	$145,283	$62,319	$113,697	$151,302
Shares outstanding	8,227,492	4,694,399	6,092,968	6,754,897
Net asset value per share	$17.66	$13.28	$18.66	$22.40
Class R6 shares
Net assets	$188,497	$198,015	$1,063,433	$152,160
Shares outstanding	10,615,857	14,932,846	56,453,349	6,782,061
Net asset value per share	$17.76	$13.26	$18.84	$22.44

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2020

Statements of Operations

For the Year Ended December 31, 2020 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$3,651	$3,042	$9,938	$3,658
Less foreign tax withheld	(413)	(411)	(1,399)	(410)
Interest	7	2	56	6
Total income	3,245	2,633	8,595	3,254
Expenses
Investment advisory fees	2,747	2,528	9,681	2,963
Distribution fees	7	4	23	9
Custodian fees	168	178	481	375
Transfer agent fees	19	13	40	62
Sub-transfer agent fees
Class N	3	2	9	6
Class I	139	36	82	124
Professional fees	84	81	181	144
Registration fees	56	50	57	46
Shareholder reporting fees	32	13	7	26
Trustee fees	24	18	61	21
Other expenses	12	15	30	15
Total expenses before expense limitation	3,291	2,938	10,652	3,791
Expenses waived or reimbursed by the Adviser
Class N	—	(4)	—	(8)
Class I	—	(89)	—	(195)
Class R6	—	(287)	—	(146)
Total expenses waived or reimbursed by the Adviser	—	(380)	—	(349)
Net expenses	3,291	2,558	10,652	3,442
Net investment income (loss)	(46)	75	(2,057)	(188)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $1; $257; $—)	32,909	8,069	75,991	46,960
Foreign currency transactions	(90)	(66)	(1,344)	(448)
Total net realized gain (loss)	32,819	8,003	74,647	46,512
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $—; $584; $924; $522)	41,543	50,279	267,470	30,611
Foreign currency translations	58	(1,174)	(1,799)	(1,040)
Change in net unrealized appreciation (depreciation)	41,601	49,105	265,671	29,571
Net increase (decrease) in net assets resulting from operations	$74,374	$57,183	$338,261	$75,895

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	107

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$(46)	$2,537	$75	$1,416	$(2,057)	$9,209	$(188)	$848
Net realized gain (loss) on investments, and other assets and liabilities	32,819	(185)	8,003	5,825	74,647	42,250	46,512	(596)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	41,601	92,376	49,105	48,207	265,671	143,459	29,571	51,198
Net increase (decrease) in net assets resulting from operations	74,374	94,728	57,183	55,448	338,261	194,918	75,895	51,450
Distributions to shareholders from
Class N	(63)	(3)	(15)	(11)	(531)	(311)	—	—
Class I	(3,008)	(460)	(621)	(393)	(4,443)	(3,046)	(65)	(236)
Class R6	(4,066)	(597)	(2,293)	(1,820)	(42,354)	(28,573)	(129)	(286)
Total distributions	(7,137)	(1,060)	(2,929)	(2,224)	(47,328)	(31,930)	(194)	(522)
Capital stock transactions
Proceeds from sale of shares	42,647	45,917	61,028	38,679	318,162	171,633	71,699	60,868
Shares issued in reinvestment of income dividends and capital gain distributions	6,416	969	2,899	2,206	44,146	26,669	191	465
Less cost of shares redeemed	(88,485)	(172,212)	(94,327)	(54,740)	(247,697)	(312,069)	(117,803)	(111,575)
Net increase (decrease) in net assets resulting from capital share transactions	(39,422)	(125,326)	(30,400)	(13,855)	114,611	(113,767)	(45,913)	(50,242)
Increase (decrease) in net assets	27,815	(31,658)	23,854	39,369	405,544	49,221	29,788	686
Net assets
Beginning of period	309,066	340,724	238,283	198,914	790,192	740,971	277,621	276,935
End of period	$336,881	$309,066	$262,137	$238,283	$1,195,736	$790,192	$307,409	$277,621

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2020

Statements of Assets and Liabilities

As of December 31, 2020 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$296,226	$65,727	$156,427	$296,507
Investments in securities, at value	$319,060	$67,741	$157,641	$354,547
Cash	—	—	—	4
Foreign currency, at value (cost $—; $—; $—; $2)	—	—	—	2
Receivable for securities sold	10,680	2,656	5,340	325
Receivable for fund shares sold	465	84	11,407	269
Receivable for variation margin on centrally cleared swaps	—	—	—	7
Receivable from Adviser	42	2	37	—
Dividend and interest receivable	1,814	312	547	1,384
Unrealized appreciation on swap contracts	—	—	—	409
Unrealized appreciation on forward foreign currency contracts	—	—	—	5,212
Total assets	332,061	70,795	174,972	362,159
Liabilities
Security sold, not yet purchased, at value (proceeds $10,680; $2,136; $5,340; $—)	10,680	2,136	5,340	—
Payable for futures variation margin	—	—	—	1,948
Payable for variation margin on centrally cleared swaps	19	6	—	—
Payable for securities purchased	—	—	10,920	—
Payable for fund shares redeemed	391	89	205	551
Payable to custodian	—	149	—	—
Cash received as collateral, due to broker	—	—	—	1,020
Unrealized depreciation on swap contracts	—	—	—	73
Unrealized depreciation on forward foreign currency contracts	—	—	—	4,400
Management fee payable	81	19	39	251
Distribution fee payable	5	3	2	2
Distributions payable to shareholders	46	—	3	—
Other payables and accrued expenses	119	71	83	199
Total liabilities	11,341	2,473	16,592	8,444
Net assets	$320,720	$68,322	$158,380	$353,715
Capital
Composition of net assets
Paid in capital	$318,549	$73,462	$186,938	$535,084
Total distributable earnings (loss)	2,171	(5,140)	(28,558)	(181,369)
Net assets	$320,720	$68,322	$158,380	$353,715

Class N shares
Net assets	$39,522	$22,610	$13,736	$7,674
Shares outstanding	3,650,466	2,597,222	1,588,592	701,924
Net asset value per share	$10.83	$8.71	$8.65	$10.93
Class I shares
Net assets	$232,716	$45,641	$104,093	$171,153
Shares outstanding	21,723,983	5,278,731	12,048,229	15,779,964
Net asset value per share	$10.71	$8.65	$8.64	$10.85
Class R6 shares
Net assets	$48,482	$71	$40,551	$174,888
Shares outstanding	4,528,032	8,168	4,692,094	16,117,670
Net asset value per share	$10.71	$8.65	$8.64	$10.85

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	109

Statements of Operations

For the Year Ended December 31, 2020 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$6,156
Less foreign tax withheld	—	—	—	(15)
Interest	8,262	1,275	1,774	2,511
Total income	8,262	1,275	1,774	8,652
Expenses
Investment advisory fees	870	210	329	4,269
Distribution fees	48	32	11	23
Custodian fees	137	98	104	159
Transfer agent fees	74	10	12	202
Sub-transfer agent fees
Class N	56	31	11	16
Class I	181	18	36	252
Professional fees	161	43	71	103
Registration fees	56	49	54	59
Shareholder reporting fees	15	7	4	23
Trustee fees	23	5	7	77
Other expenses	11	10	10	110
Total expenses before expense limitation	1,632	513	649	5,293
Expenses waived or reimbursed by the Adviser
Class N	(60)	(37)	(21)	(9)
Class I	(209)	(30)	(126)	(58)
Class R6	(29)	—	(71)	—
Total expenses waived or reimbursed by the Adviser	(298)	(67)	(218)	(67)
Net expenses	1,334	446	431	5,226
Net investment income (loss)	6,928	829	1,343	3,426
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	3,454	187	(353)	20,575
Options	—	—	—	(6,041)
Futures contracts	—	—	—	(34,740)
Swaps	370	(26)	(56)	3,449
Forward foreign currency contracts	—	—	—	(12,975)
Foreign currency transactions	—	—	—	(1,282)
Total net realized gain (loss)	3,824	161	(409)	(31,014)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	10,135	1,605	1,479	(9,386)
Futures contracts	—	—	—	(1,059)
Swaps	(252)	(324)	—	(439)
Forward foreign currency contracts	—	—	—	3,624
Foreign currency translations	—	—	—	55
Change in net unrealized appreciation (depreciation)	9,883	1,281	1,479	(7,205)
Net increase (decrease) in net assets resulting from operations	$20,635	$2,271	$2,413	$(34,793)

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2020

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$6,928	$11,304	$829	$1,286	$1,343	$2,273	$3,426	$10,006
Net realized gain (loss) on investments, and other assets and liabilities	3,824	5,641	161	98	(409)	(575)	(31,014)	(33,187)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	9,883	25,603	1,281	2,291	1,479	1,875	(7,205)	58,793
Net increase (decrease) in net assets resulting from operations	20,635	42,548	2,271	3,675	2,413	3,573	(34,793)	35,612
Distributions to shareholders from
Class N	(1,089)	(2,191)	(546)	(699)	(189)	(60)	(79)	(503)
Class I	(7,496)	(10,482)	(1,009)	(1,385)	(1,833)	(1,999)	(2,289)	(15,861)
Class R6	(1,641)	(2,442)	(2)	(1)	(1,168)	(1,674)	(2,567)	(16,522)
Total distributions	(10,226)	(15,115)	(1,557)	(2,085)	(3,190)	(3,733)	(4,935)	(32,886)
Capital stock transactions
Proceeds from sale of shares	95,911	80,419	33,540	17,977	166,102	14,009	75,968	222,795
Shares issued in reinvestment of income dividends and capital gain distributions	8,711	13,243	1,470	1,968	2,649	2,946	4,686	27,731
Less cost of shares redeemed	(76,446)	(261,506)	(18,745)	(27,407)	(86,109)	(45,646)	(438,011)	(424,270)
Net increase (decrease) in net assets resulting from capital share transactions	28,176	(167,844)	16,265	(7,462)	82,642	(28,691)	(357,357)	(173,744)
Increase (decrease) in net assets	38,585	(140,411)	16,979	(5,872)	81,865	(28,851)	(397,085)	(171,018)
Net assets
Beginning of period	282,135	422,546	51,343	57,215	76,515	105,366	750,800	921,818
End of period	$320,720	$282,135	$68,322	$51,343	$158,380	$76,515	$353,715	$750,800

See accompanying Notes to Financial Statements.

December 31, 2020	William Blair Funds	111

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following twenty funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	Global Equity Fund	Fixed Income Funds
Growth	Global Leaders	Bond
Large Cap Growth		Income
Mid Cap Growth	International Equity Funds	Low Duration
Small-Mid Cap Core	International Leaders
Small-Mid Cap Growth	International Growth	Multi-Asset and Alternative Fund
Small-Mid Cap Value	Institutional International Growth	Macro Allocation
Small Cap Growth	International Small Cap Growth
Small Cap Value	Emerging Markets Leaders
Emerging Markets Growth
Emerging Markets Small Cap Growth

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except Small-Mid Cap Core Fund, which is comprised of Class I and Class R6 shares, and Institutional International Growth Fund, which does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the U.S. Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Shares of the Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agents fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts

112	Annual Report	December 31, 2020

Notes to Financial Statements

traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on December 31, 2020. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2020, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $3,674, $821 and $1,844, respectively (in thousands). This reclassification had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

December 31, 2020	William Blair Funds	113

Notes to Financial Statements

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. The Small Cap Value Fund paid an additional distribution from capital gains in March 2020. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

114	Annual Report	December 31, 2020

Notes to Financial Statements

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2020, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$157,894	$139,968	$237	$139,731
Large Cap Growth	481,768	229,770	161	229,609
Mid Cap Growth	56,009	28,191	222	27,969
Small-Mid Cap Core	23,256	7,272	377	6,895
Small-Mid Cap Growth	2,394,499	1,189,614	9,870	1,179,744
Small-Mid Cap Value	1,363	131	—	131
Small Cap Growth	475,136	202,690	2,490	200,200
Small Cap Value	45,529	15,604	1,070	14,534
Global Leaders	66,339	55,822	71	55,751
International Leaders	764,825	342,316	542	341,774
International Growth	1,291,027	1,022,326	2,432	1,019,894
Institutional International Growth	728,004	589,548	1,301	588,247
International Small Cap Growth	236,063	101,563	3,332	98,231
Emerging Markets Leaders	170,276	94,410	1,078	93,332
Emerging Markets Growth	758,881	436,334	1,105	435,229
Emerging Markets Small Cap Growth	219,231	88,793	748	88,045
Bond	296,276	23,477	715	22,762
Income	65,736	2,387	390	1,997
Low Duration	156,427	1,554	340	1,214
Macro Allocation	300,007	61,299	6,046	55,253

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values or the net assets of the Funds. Accordingly, at December 31, 2020, the following reclassifications were recorded (in thousands):

December 31, 2020	William Blair Funds	115

Notes to Financial Statements

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Growth	$4,621	$(4,621)
Large Cap Growth	8,484	(8,484)
Mid Cap Growth	914	(914)
Small-Mid Cap Core	(144)	144
Small-Mid Cap Growth	37,133	(37,133)
Small-Mid Cap Value	9	(9)
Small Cap Growth	5,048	(5,048)
Small Cap Value	6,656	(6,656)
Global Leaders	9,296	(9,296)
International Leaders	159	(159)
International Growth	(2,606)	2,606
Institutional International Growth	38,628	(38,628)
International Small Cap Growth	207	(207)
Emerging Markets Leaders	(5)	5
Emerging Markets Growth	2,826	(2,826)
Emerging Markets Small Cap Growth	(534)	534
Bond	(38)	38
Income	(83)	83
Low Duration	(5)	5
Macro Allocation	(7,986)	7,986

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 was as follows (in thousands):

	Distributions Paid in 2020
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Institutional/ Class R6	Class N	Class I	Institutional/ Class R6
Growth	$15	$89	$4	$4,754	$27,658	$1,328
Large Cap Growth	258	1,349	612	4,929	13,332	5,400
Mid Cap Growth	86	967	8	380	4,282	34
Small-Mid Cap Core	N/A	—	—	N/A	—	—
Small-Mid Cap Growth	—	—	—	5,612	51,667	1,737
Small-Mid Cap Value	1	21	6	—	6	2
Small Cap Growth	4,713	8,926	2,409	13,769	26,080	7,039
Small Cap Value	30	273	70	2,100	26,367	132
Global Leaders	—	25	2	1,323	12,188	321
International Leaders	—	178	558	140	2,678	5,216
International Growth	431	8,798	572	1,919	12,455	701
Institutional International Growth	N/A	N/A	962	N/A	N/A	150,391
International Small Cap Growth	—	55	253	63	2,953	3,813
Emerging Markets Leaders	—	105	456	15	516	1,837
Emerging Markets Growth	—	61	1,303	531	4,382	41,051
Emerging Markets Small Cap Growth	—	65	129	—	—	—
Bond	1,089	7,496	1,641	—	—	—
Income	546	1,009	2	—	—	—
Low Duration	189	1,833	1,168	—	—	—
Macro Allocation	79	2,289	2,567	—	—	—

116	Annual Report	December 31, 2020

Notes to Financial Statements

	Distributions Paid in 2019
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Institutional/ Class R6	Class N	Class I	Institutional/ Class R6
Growth	$133	$742	$1	$3,057	$17,138	$16
Large Cap Growth	44	512	6	3,937	11,518	91
Mid Cap Growth	4	46	—	476	5,461	12
Small-Mid Cap Core	N/A	1	3	N/A	—	—
Small-Mid Cap Growth	—	—	—	24,075	172,835	2,668
Small-Mid Cap Value	1	34	1	5	97	2
Small Cap Growth	—	—	—	4,188	8,605	1,345
Small Cap Value	79	3,251	4	419	11,449	12
Global Leaders	17	470	220	82	1,030	436
International Leaders	37	981	2,772	—	—	—
International Growth	5,328	19,998	819	—	—	—
Institutional International Growth	N/A	N/A	17,917	N/A	N/A	—
International Small Cap Growth	3	460	597	—	—	—
Emerging Markets Leaders	8	323	1,511	3	70	309
Emerging Markets Growth	89	994	9,560	222	2,052	19,013
Emerging Markets Small Cap Growth	—	236	286	—	—	—
Bond	2,191	10,482	2,442	—	—	—
Income	699	1,385	1	—	—	—
Low Duration	60	1,999	1,674	—	—	—
Macro Allocation	503	15,861	16,522	—	—	—

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Total
Growth	$3,387	$—	$6,531	$139,731	$149,649
Large Cap Growth	6	—	5,146	229,609	234,761
Mid Cap Growth	535	—	1,110	27,969	29,614
Small-Mid Cap Core	—	(12,806)	—	6,895	(5,911)
Small-Mid Cap Growth	—	—	89,251	1,179,744	1,268,995
Small-Mid Cap Value	—	(2,900)	—	131	(2,769)
Small Cap Growth	13,733	—	10,484	200,200	224,417
Small Cap Value	309	(13,368)	—	14,534	1,475
Global Leaders	—	—	1,364	55,758	57,122
International Leaders	194	—	1,490	340,855	342,539
International Growth	—	—	46,402	1,019,546	1,065,948
Institutional International Growth	—	—	35,490	587,955	623,445
International Small Cap Growth	1,093	—	8,230	98,278	107,601
Emerging Markets Leaders	306	—	8,577	91,864	100,747
Emerging Markets Growth	855	—	32,335	432,355	465,545
Emerging Markets Small Cap Growth	—	(102)	543	87,524	87,965
Bond	—	(20,545)	—	22,762	2,217
Income	—	(7,137)	—	1,997	(5,140)
Low Duration	14	(29,783)	—	1,214	(28,555)
Macro Allocation	—	(236,646)	—	55,277	(181,369)

As of December 31, 2020, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2020, and the capital loss carryforwards utilized by the Funds in 2020:

December 31, 2020	William Blair Funds	117

Notes to Financial Statements

	Available Capital Loss Carryforwards			Capital Loss Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2020
Small-Mid Cap Core	$12,755	$51	$12,806	$—
Small-Mid Cap Value	2,627	273	2,900	—
Small Cap Value	13,368	—	13,368	—
International Growth	—	—	—	8,604
Institutional International Growth	—	—	—	33,252
International Small Cap Growth	—	—	—	15,355
Emerging Markets Small Cap Growth	—	—	—	46,476
Bond	9,761	10,043	19,804	523
Income	2,596	4,313	6,909	—
Low Duration	13,806	15,977	29,783	—
Macro Allocation	224,668	11,978	236,646	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2020. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2020.

As of December 31, 2020, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Emerging Markets Small Cap Growth	$102	$—
Bond	741	—
Income	228	—

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning

118	Annual Report	December 31, 2020

Notes to Financial Statements

or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2020, the Small-Mid Cap Growth, Small Cap Value, Global Leaders and Institutional International Growth Funds redeemed $109,894, $37,335, $19,073 and $37,257 (in thousands), respectively, of Fund shares in-kind rather than with cash and recognized net realized gains of $36,409, $7,459, $7,974 and $7,699 (in thousands), respectively, on the securities distributed to shareholders.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2020, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at

December 31, 2020	William Blair Funds	119

Notes to Financial Statements

the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities, non-U.S. bonds and commercial paper are generally valued using evaluated prices provided by an independent pricing service. The evaluated

120	Annual Report	December 31, 2020

Notes to Financial Statements

prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

December 31, 2020	William Blair Funds	121

Notes to Financial Statements

As of December 31, 2020, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities	Growth	Large Cap Growth	Mid Cap Growth	Small-Mid Cap Core
Level 1—Quoted prices
Common Stocks	$296,558	$706,222	$81,175	$29,404
Level 2—Other significant observable inputs
Repurchase Agreements	1,067	5,155	2,803	747
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$297,625	$711,377	$83,978	$30,151

Investments in securities	Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks	$3,544,888	$1,387	$664,580	$58,997
Level 2—Other significant observable inputs
Repurchase Agreements	29,355	107	10,756	1,066
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$3,574,243	$1,494	$675,336	$60,063

Investments in securities	Global Leaders	International Leaders	International Growth	Institutional International Growth
Level 1—Quoted prices
Common Stocks	$120,020	$1,078,665	$2,293,445	$1,312,948
Level 2—Other significant observable inputs
Common Stocks	—	—	5,739	3,293
Repurchase Agreements	2,070	27,934	11,737	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$122,090	$1,106,599	$2,310,921	$1,316,241

Investments in securities	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$331,487	$260,941	$1,178,224	$294,256
Preferred Stocks	—	—	—	4,337
Level 2—Other significant observable inputs
Common Stocks	—	—	—	5,012
Repurchase Agreements	2,805	2,667	15,886	3,667
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$334,292	$263,608	$1,194,110	$307,272

122	Annual Report	December 31, 2020

Notes to Financial Statements

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Level 1—Quoted prices
Exchange-Traded Funds	$—	$—	$—	$250,741
Common Stocks	—	—	—	11,938
Preferred Stocks	—	—	—	1,248
Level 2—Other significant observable inputs
Asset-Backed Securities	4,163	3,328	16,535	—
Corporate Obligations	121,450	23,741	43,102	—
Foreign Government Bonds	—	—	—	19,241
Repurchase Agreements	4,615	—	880	13,901
U.S. Government and U.S. Government Agency	188,832	40,672	97,124	57,478
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$319,060	$67,741	$157,641	$354,547
Other financial instruments
Assets
Level 1—Quoted prices
Futures Contracts	$—	$—	$—	$466
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	5,212
Swaps	—	—	—	645
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted prices
Futures Contracts	—	—	—	(6,505)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(4,400)
Swaps	(878)	(324)	—	(73)
U.S. Government Agency	(10,680)	(2,136)	(5,340)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total other financial instruments	$(11,558)	$(2,460)	$(5,340)	$(4,655)

See Portfolio of Investments for Sector Classification.

December 31, 2020	William Blair Funds	123

Notes to Financial Statements

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth	0.60%
Mid Cap Growth	0.90%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value[2]	0.85%
Small Cap Growth	1.10%
Small Cap Value[3]	0.95%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	0.85%
International Equity Funds
International Leaders	0.85%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.
2	Prior to May 1, 2020, the Small-Mid Cap Value Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2020, the management fee paid to the Adviser was reduced to 0.85%.
3	Prior to May 1, 2020, the Small Cap Value Fund paid a management fee at a rate of 1.10% of the Fund’s average daily net assets. Effective May 1, 2020, the management fee paid to the Adviser was reduced to 0.95%.

124	Annual Report	December 31, 2020

Notes to Financial Statements

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2021. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
Fund	Effective May 1, 2020 through April 30, 2021	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2020 through April 30, 2021	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2020 through April 30, 2021	Effective May 1, 2019 through April 30, 2020
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Core	N/A	N/A	0.95%	0.95%[1]	0.90%	0.90%[1]
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	1.05%	1.05%
Small-Mid Cap Value	1.15%	1.25%	0.90%	1.00%	0.85%	0.95%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	1.20%	1.20%
Small Cap Value	1.25%	1.50%	1.00%	1.25%	0.95%	1.20%
Global Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth	1.45%	1.45%	1.20%	1.20%	1.15%	1.15%
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Emerging Markets Leaders	1.40%	1.40%	1.15%	1.15%	1.10%	1.10%
Emerging Markets Growth	1.60%	1.60%	1.35%	1.35%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Bond	0.60%	0.60%	0.45%	0.45%	0.40%	0.40%
Income	0.85%	0.85%	0.70%	0.70%	0.65%	0.65%
Low Duration	0.55%	0.55%	0.40%	0.40%	0.35%	0.35%
Macro Allocation	1.25%	1.25%	1.00%	1.00%	0.95%	0.95%

1	Effective October 1, 2019 (Commencement of Operations).

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

With respect to the Small-Mid Cap Core Fund, the Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to October 1, 2019 (Commencement of Operations) to the extent that such recoupment does not cause the fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the fund’s current expense limitation. The total amount available for recoupment as of December 31, 2020 is $407 (in thousands).

(b) Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Small-Mid Cap Core and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to

December 31, 2020	William Blair Funds	125

Notes to Financial Statements

the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the year ended December 31, 2020, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$116,745	$155,562
Large Cap Growth	401,176	176,225
Mid Cap Growth	31,545	40,611
Small-Mid Cap Core	324,633	295,925
Small-Mid Cap Growth	1,600,068	1,691,732
Small-Mid Cap Value	7,100	9,975
Small Cap Growth	391,189	560,740
Small Cap Value	61,588	102,136
Global Leaders	34,793	97,095
International Leaders	492,663	247,422
International Growth	536,264	889,405
Institutional International Growth	479,595	1,381,725
International Small Cap Growth	171,661	221,305
Emerging Markets Leaders	106,152	136,668
Emerging Markets Growth	724,514	668,389
Emerging Markets Small Cap Growth	317,810	365,681
Bond	231,469	202,890
Income	46,420	31,168
Low Duration	129,498	71,539
Macro Allocation	112,601	378,164

Investment transactions in U.S. government securities, excluding short-term securities, for the year ended December 31, 2020, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$30,788	$6,465
Income	7,177	2,725
Low Duration	25,340	3,210
Macro Allocation	—	—

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of December 31, 2020, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2020.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

126	Annual Report	December 31, 2020

Notes to Financial Statements

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also

December 31, 2020	William Blair Funds	127

Notes to Financial Statements

involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Under current regulatory requirements, a Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

128	Annual Report	December 31, 2020

Notes to Financial Statements

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of December 31, 2020, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps(1)	$—	Payable for variation margin on centrally cleared swaps(1)	$878
Income
Credit	Receivable for variation margin on centrally cleared swaps(1)	—	Payable for variation margin on centrally cleared swaps(1)	324
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps(1)	43	Payable for variation margin on centrally cleared swaps(1)	—
Currency	Unrealized appreciation on forward foreign currency contracts	5,212	Unrealized depreciation on forward foreign currency contracts	4,400
Equity	Receivable for futures variation margin(1)	466	Payable for futures variation margin(1)	6,488
Equity	Unrealized appreciation on swap contracts	340	Unrealized depreciation on swap contracts	71
Interest rate	Unrealized appreciation on swap contracts	69	Unrealized depreciation on swap contracts	2
Interest rate	Receivable for futures variation margin(1)	—	Payable for futures variation margin(1)	17
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	193	Payable for variation margin on centrally cleared swaps(1)	—

(1)	The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Receivable/payable for variation margin on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

December 31, 2020	William Blair Funds	129

Notes to Financial Statements

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended December 31, 2020 (in thousands):

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Small-Mid Cap Core
Equity	Futures contracts	$(640)	Futures contracts	$—
Bond
Credit	Swaps	370	Swaps	(252)
Income
Credit	Swaps	(26)	Swaps	(324)
Low Duration
Credit	Swaps	(56)	Swaps	—
Macro Allocation
Credit	Swaps	37	Swaps	(67)
Currency	Forward foreign currency contracts	(12,975)	Forward foreign currency contracts	3,624
Equity	Futures contracts	(35,796)	Futures contracts	(1,834)
Equity	Options	(6,041)	Options	—
Equity	Swaps	631	Swaps	(712)
Interest rate	Futures contracts	1,056	Futures contracts	775
Interest rate	Swaps	2,781	Swaps	340

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at December 31, 2020 (in thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Citibank N.A.	$5,212	$—	$5,212	$(4,400)	$ —	$(4,400)	$812	$(812)	$ —
Credit Suisse	—	409	409	—	(73)	(73)	336	—	336
	$5,212	$409	$5,621	$(4,400)	$ (73)	$(4,473)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day. For Citibank N.A., the table does not include additional collateral received in the amount of $208 (in thousands). For Credit Suisse, the table does not include collateral pledged in the amount of $1,146 (in thousands) that is necessary to cover initial margin requirements on OTC swap contracts.

130	Annual Report	December 31, 2020

Notes to Financial Statements

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2020 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,054	$ 4,719	$ 9,133	$(2,360)	199	428	907	(280)
Large Cap Growth	103,916	5,098	72,994	36,020	6,564	257	4,199	2,622
Mid Cap Growth	580	436	1,290	(274)	58	34	118	(26)
Small-Mid Cap Growth	52,389	5,571	146,798	(88,838)	2,096	172	5,868	(3,600)
Small-Mid Cap Value	34	2	222	(186)	5	—	26	(21)
Small Cap Growth	33,285	18,183	79,823	(28,355)	1,253	536	3,063	(1,274)
Small Cap Value	1,442	2,112	5,248	(1,694)	132	176	465	(157)
Global Leaders	1,294	1,318	1,082	1,530	79	76	71	84
International Leaders	13,189	140	7,585	5,744	660	6	420	246
International Growth	35,689	2,302	270,854	(232,863)	1,431	60	10,703	(9,212)
International Small Cap Growth	156	57	1,156	(943)	12	3	101	(86)
Emerging Markets Leaders	4,442	16	4,880	(422)	432	1	474	(41)
Emerging Markets Growth	11,134	382	3,715	7,801	677	21	259	439
Emerging Markets Small Cap Growth	97	—	1,036	(939)	5	—	67	(62)
Bond	17,987	1,085	12,752	6,320	1,685	102	1,228	559
Income	9,681	538	7,582	2,637	1,117	62	875	304
Low Duration	21,451	185	9,322	12,314	2,468	21	1,074	1,415
Macro Allocation	1,054	78	6,566	(5,434)	97	7	602	(498)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$14,750	$26,685	$ 54,977	$(13,542)	1,235	1,980	4,530	(1,315)
Large Cap Growth	219,016	11,860	185,086	45,790	12,682	563	9,216	4,029
Mid Cap Growth	10,548	5,059	17,687	(2,080)	885	363	1,472	(224)
Small-Mid Cap Core	265,306	—	236,282	29,024	24,899	—	23,271	1,628
Small-Mid Cap Growth	704,716	50,709	850,114	(94,689)	25,299	1,466	31,213	(4,448)
Small-Mid Cap Value	3,110	27	6,035	(2,898)	300	3	833	(530)
Small Cap Growth	53,293	34,928	185,988	(97,767)	1,750	902	6,319	(3,667)
Small Cap Value	13,215	25,566	100,768	(61,987)	1,144	2,043	9,063	(5,876)
Global Leaders	12,040	12,211	46,586	(22,335)	853	705	3,092	(1,534)
International Leaders	216,096	2,810	68,924	149,982	10,917	125	3,796	7,246
International Growth	272,612	19,944	417,516	(124,960)	10,406	512	13,740	(2,822)
International Small Cap Growth	23,282	2,718	51,685	(25,685)	1,680	158	3,837	(1,999)
Emerging Markets Leaders	15,739	590	10,915	5,414	1,480	45	1,115	410
Emerging Markets Growth	28,566	4,194	18,435	14,325	1,793	230	1,249	774
Emerging Markets Small Cap Growth	17,451	62	44,837	(27,324)	1,057	3	2,759	(1,699)
Bond	71,936	5,973	59,078	18,831	6,799	567	5,669	1,697
Income	23,843	930	11,163	13,610	2,754	108	1,297	1,565
Low Duration	111,572	1,820	46,902	66,490	12,854	210	5,414	7,650
Macro Allocation	46,704	2,087	218,856	(170,065)	4,300	192	20,335	(15,843)

December 31, 2020	William Blair Funds	131

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,384	$ 1,332	$ 1,426	$11,290	868	99	105	862
Large Cap Growth	171,386	5,663	4,494	172,555	8,196	269	225	8,240
Mid Cap Growth	361	42	—	403	29	3	—	32
Small-Mid Cap Core	901	—	43	858	93	—	5	88
Small-Mid Cap Growth	72,243	1,722	15,219	58,746	2,470	50	497	2,023
Small-Mid Cap Value	127	8	5	130	12	1	—	13
Small Cap Growth	27,131	8,907	15,142	20,896	748	230	466	512
Small Cap Value	8,341	200	599	7,942	758	16	51	723
Global Leaders	3,767	323	50,716	(46,626)	263	19	3,336	(3,054)
International Leaders	161,317	5,704	68,132	98,889	8,186	253	3,738	4,701
International Growth	37,075	1,007	12,279	25,803	1,104	26	414	716
Institutional International Growth	148,064	150,369	1,102,278	(803,845)	8,792	7,511	60,324	(44,021)
International Small Cap Growth	19,209	3,641	35,644	(12,794)	1,297	210	2,453	(946)
Emerging Markets Leaders	40,847	2,293	78,532	(35,392)	3,598	175	7,041	(3,268)
Emerging Markets Growth	278,462	39,570	225,547	92,485	18,092	2,152	14,653	5,591
Emerging Markets Small Cap Growth	54,151	129	71,930	(17,650)	3,232	6	4,178	(940)
Bond	5,988	1,653	4,616	3,025	568	157	437	288
Income	16	2	—	18	2	—	—	2
Low Duration	33,079	644	29,885	3,838	3,815	74	3,442	447
Macro Allocation	28,210	2,521	212,589	(181,858)	2,528	232	19,934	(17,174)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$28,188	$ 32,736	$ 65,536	$(4,612)	2,302	2,507	5,542	(733)
Large Cap Growth	494,318	22,621	262,574	254,365	27,442	1,089	13,640	14,891
Mid Cap Growth	11,489	5,537	18,977	(1,951)	972	400	1,590	(218)
Small-Mid Cap Core	266,207	—	236,325	29,882	24,992	—	23,276	1,716
Small-Mid Cap Growth	829,348	58,002	1,012,131	(124,781)	29,865	1,688	37,578	(6,025)
Small-Mid Cap Value	3,271	37	6,262	(2,954)	317	4	859	(538)
Small Cap Growth	113,709	62,018	280,953	(105,226)	3,751	1,668	9,848	(4,429)
Small Cap Value	22,998	27,878	106,615	(55,739)	2,034	2,235	9,579	(5,310)
Global Leaders	17,101	13,852	98,384	(67,431)	1,195	800	6,499	(4,504)
International Leaders	390,602	8,654	144,641	254,615	19,763	384	7,954	12,193
International Growth	345,376	23,253	700,649	(332,020)	12,941	598	24,857	(11,318)
Institutional International Growth	148,064	150,369	1,102,278	(803,845)	8,792	7,511	60,324	(44,021)
International Small Cap Growth	42,647	6,416	88,485	(39,422)	2,989	371	6,391	(3,031)
Emerging Markets Leaders	61,028	2,899	94,327	(30,400)	5,510	221	8,630	(2,899)
Emerging Markets Growth	318,162	44,146	247,697	114,611	20,562	2,403	16,161	6,804
Emerging Markets Small Cap Growth	71,699	191	117,803	(45,913)	4,294	9	7,004	(2,701)
Bond	95,911	8,711	76,446	28,176	9,052	826	7,334	2,544
Income	33,540	1,470	18,745	16,265	3,873	170	2,172	1,871
Low Duration	166,102	2,649	86,109	82,642	19,137	305	9,930	9,512
Macro Allocation	75,968	4,686	438,011	(357,357)	6,925	431	40,871	(33,515)

132	Annual Report	December 31, 2020

Notes to Financial Statements

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2019 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$4,699	$ 3,142	$ 21,051	$(13,210)	512	339	2,242	(1,391)
Large Cap Growth	33,843	3,913	25,920	11,836	2,320	263	1,756	827
Mid Cap Growth	476	431	1,578	(671)	43	40	143	(60)
Small-Mid Cap Growth	74,019	23,898	268,742	(170,825)	2,970	946	11,034	(7,118)
Small-Mid Cap Value	102	6	76	32	10	—	7	3
Small Cap Growth	57,125	4,113	83,288	(22,050)	2,151	150	3,066	(765)
Small Cap Value	2,377	495	9,131	(6,259)	138	29	531	(364)
Global Leaders	953	98	1,463	(412)	72	7	112	(33)
International Leaders	2,342	37	2,610	(231)	145	2	161	(14)
International Growth	44,662	5,263	133,868	(83,943)	1,723	183	5,050	(3,144)
International Small Cap Growth	76	3	908	(829)	7	—	75	(68)
Emerging Markets Leaders	3,645	11	4,555	(899)	388	1	483	(94)
Emerging Markets Growth	1,739	300	2,909	(870)	142	23	231	(66)
Emerging Markets Small Cap Growth	561	—	6,536	(5,975)	37	—	440	(403)
Bond	13,853	2,166	58,587	(42,568)	1,355	212	5,682	(4,115)
Income	2,090	686	6,085	(3,309)	245	80	714	(389)
Low Duration	613	53	809	(143)	70	6	93	(17)
Macro Allocation	6,932	489	37,706	(30,285)	607	43	3,261	(2,611)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$16,720	$ 17,115	$ 41,128	$(7,293)	1,519	1,552	3,712	(641)
Large Cap Growth	87,517	9,125	36,804	59,838	5,611	578	2,424	3,765
Mid Cap Growth	9,653	5,374	11,067	3,960	818	460	945	333
Small-Mid Cap Core (a)	1,600	1	1	1,600	155	—	—	155
Small-Mid Cap Growth	722,356	166,901	775,495	113,762	27,182	6,225	29,057	4,350
Small-Mid Cap Value	6,397	130	1,342	5,185	589	12	125	476
Small Cap Growth	137,860	8,577	216,223	(69,786)	4,617	278	7,091	(2,196)
Small Cap Value	47,012	14,487	449,289	(387,790)	2,655	811	25,120	(21,654)
Global Leaders	13,378	1,486	9,732	5,132	983	102	710	375
International Leaders	93,939	938	21,157	73,720	5,758	53	1,312	4,499
International Growth	187,914	18,095	720,429	(514,420)	7,104	614	26,516	(18,798)
International Small Cap Growth	37,548	370	104,497	(66,579)	3,181	27	8,815	(5,607)
Emerging Markets Leaders	11,138	376	10,689	825	1,144	37	1,102	79
Emerging Markets Growth	6,749	2,839	31,465	(21,877)	529	211	2,480	(1,740)
Emerging Markets Small Cap Growth	34,235	217	89,550	(55,098)	2,330	13	5,987	(3,644)
Bond	63,530	8,645	165,844	(93,669)	6,285	855	16,289	(9,149)
Income	15,837	1,281	21,322	(4,204)	1,889	151	2,517	(477)
Low Duration	5,864	1,972	25,726	(17,890)	673	226	2,953	(2,054)
Macro Allocation	95,661	13,901	238,819	(129,257)	8,287	1,233	20,648	(11,128)

December 31, 2020	William Blair Funds	133

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth (b)	$253	$ 17	$ 50	$220	21	2	4	19
Large Cap Growth (b)	1,614	96	103	1,607	98	6	6	98
Mid Cap Growth (b)	185	12	50	147	15	1	4	12
Small-Mid Cap Core (a)	4,638	3	23	4,618	464	—	2	462
Small-Mid Cap Growth (b)	39,365	2,655	1,015	41,005	1,417	99	36	1,480
Small-Mid Cap Value (b)	569	3	395	177	52	—	37	15
Small Cap Growth (b)	70,364	1,345	6,230	65,479	2,272	44	202	2,114
Small Cap Value (b)	594	16	95	515	32	1	5	28
Global Leaders	2,233	657	54,453	(51,563)	167	45	3,935	(3,723)
International Leaders	54,037	2,274	25,678	30,633	3,363	129	1,540	1,952
International Growth (b)	57,826	819	2,257	56,388	2,087	28	77	2,038
Institutional International Growth	192,878	17,852	574,855	(364,125)	12,482	1,060	37,590	(24,048)
International Small Cap Growth	8,293	596	66,807	(57,918)	690	44	5,534	(4,800)
Emerging Markets Leaders	23,896	1,819	39,496	(13,781)	2,519	179	4,094	(1,396)
Emerging Markets Growth	163,145	23,530	277,695	(91,020)	12,739	1,737	21,289	(6,813)
Emerging Markets Small Cap Growth	26,072	248	15,489	10,831	1,756	15	1,035	736
Bond	3,036	2,432	37,075	(31,607)	304	241	3,654	(3,109)
Income (b)	50	1	—	51	6	—	—	6
Low Duration	7,532	921	19,111	(10,658)	863	106	2,191	(1,222)
Macro Allocation	120,202	13,341	147,745	(14,202)	10,415	1,183	12,734	(1,136)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$21,672	$ 20,274	$ 62,229	$(20,283)	2,052	1,893	5,958	(2,013)
Large Cap Growth	122,974	13,134	62,827	73,281	8,029	847	4,186	4,690
Mid Cap Growth	10,314	5,817	12,695	3,436	876	501	1,092	285
Small-Mid Cap Core (a)	6,238	4	24	6,218	619	—	2	617
Small-Mid Cap Growth	835,740	193,454	1,045,252	(16,058)	31,569	7,270	40,127	(1,288)
Small-Mid Cap Value	7,068	139	1,813	5,394	651	12	169	494
Small Cap Growth	265,349	14,035	305,741	(26,357)	9,040	472	10,359	(847)
Small Cap Value	49,983	14,998	458,515	(393,534)	2,825	841	25,656	(21,990)
Global Leaders	16,564	2,241	65,648	(46,843)	1,222	154	4,757	(3,381)
International Leaders	150,318	3,249	49,445	104,122	9,266	184	3,013	6,437
International Growth	290,402	24,177	856,554	(541,975)	10,914	825	31,643	(19,904)
Institutional International Growth	192,878	17,852	574,855	(364,125)	12,482	1,060	37,590	(24,048)
International Small Cap Growth	45,917	969	172,212	(125,326)	3,878	71	14,424	(10,475)
Emerging Markets Leaders	38,679	2,206	54,740	(13,855)	4,051	217	5,679	(1,411)
Emerging Markets Growth	171,633	26,669	312,069	(113,767)	13,410	1,971	24,000	(8,619)
Emerging Markets Small Cap Growth	60,868	465	111,575	(50,242)	4,123	28	7,462	(3,311)
Bond	80,419	13,243	261,506	(167,844)	7,944	1,308	25,625	(16,373)
Income	17,977	1,968	27,407	(7,462)	2,140	231	3,231	(860)
Low Duration	14,009	2,946	45,646	(28,691)	1,606	338	5,237	(3,293)
Macro Allocation	222,795	27,731	424,270	(173,744)	19,309	2,459	36,643	(14,875)

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
(b)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

134	Annual Report	December 31, 2020

Notes to Financial Statements

(8) Subsequent Events

On February 23, 2021, upon the recommendation of the Adviser, the Funds’ Board of Trustees determined that it was in the best interest of Small-Mid Cap Value Fund to redeem all shares of Small-Mid Cap Value Fund outstanding on or before April 15, 2021, and then to terminate Small-Mid Cap Value Fund.

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there are no other impacts to the Funds’ financial statements.

December 31, 2020	William Blair Funds	135

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.45	$7.91	$10.27	$11.41	$12.52
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	3.43	2.54	0.75	2.78	(0.08)
Total from investment operations	3.38	2.51	0.71	2.76	(0.10)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.68	0.97	3.07	3.90	1.01
Total distributions	1.68	0.97	3.07	3.90	1.01
Net asset value, end of year	$11.15	$9.45	$7.91	$10.27	$11.41
Total return (%)	35.97	31.97	5.10	24.35	(0.98)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.26	1.24	1.22	1.20	1.21
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.21
Net investment income (loss), before waivers and reimbursements	(0.55)	(0.35)	(0.36)	(0.14)	(0.15)
Net investment income (loss), net of waivers and reimbursements	(0.49)	(0.31)	(0.34)	(0.14)	(0.15)
Class N net assets at the end of the year (in thousands)	$35,494	$32,710	$38,370	$34,886	$62,936
Portfolio turnover rate (%)	46	39	46	38	79

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.25	$9.25	$11.51	$12.39	$13.50
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.00)^	(0.01)	0.02	0.03
Net realized and unrealized gain (loss) on investments	4.10	2.97	0.82	3.02	(0.10)
Total from investment operations	4.07	2.97	0.81	3.04	(0.07)
Less distributions from:
Net investment income	—	—	0.00 ^	0.02	0.03
Net realized gain	1.68	0.97	3.07	3.90	1.01
Total distributions	1.68	0.97	3.07	3.92	1.04
Net asset value, end of year	$13.64	$11.25	$9.25	$11.51	$12.39
Total return (%)	36.35	32.32	5.42	24.64	(0.69)
Ratios to average daily net assets (%):
Expenses	0.93	0.92	0.91	0.92	0.90
Net investment income (loss)	(0.23)	(0.03)	(0.06)	0.12	0.20
Class I net assets at the end of the year (in thousands)	$249,716	$220,660	$187,306	$318,848	$514,870
Portfolio turnover rate (%)	46	39	46	38	79

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

136	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$11.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	4.12	1.17
Total from investment operations	4.09	1.17
Less distributions from:
Net investment income	—	—
Net realized gain	1.68	0.97
Total distributions	1.68	0.97
Net asset value, end of year	$13.67	$11.26
Total return (%)*	36.50	10.75
Ratios to average daily net assets (%)**:
Expenses	0.87	0.88
Net investment income (loss)	(0.23)	(0.06)
Class R6 net assets at the end of the year (in thousands)	$12,041	$217
Portfolio turnover rate (%)*	46	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	137

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$15.27		$11.99	$13.35	$10.26	$10.15
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.00^	(0.02)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	5.52		4.29	0.81	3.19	0.18
Total from investment operations	5.53		4.29	0.79	3.17	0.20
Less distributions from:
Net investment income	0.00	^	0.01	—	—	0.01
Net realized gain	0.77		1.00	2.15	0.08	0.08
Total distributions	0.77		1.01	2.15	0.08	0.09
Net asset value, end of year	$20.03		$15.27	$11.99	$13.35	$10.26
Total return (%)	36.30		36.00	4.96	30.88	1.97
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.09		1.12	1.21	1.19	1.23
Expenses, net of waivers and reimbursements	0.90		0.95	1.05	1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.15)		(0.14)	(0.33)	(0.27)	(0.01)
Net investment income (loss), net of waivers and reimbursements	0.04		0.03	(0.17)	(0.13)	0.17
Class N net assets at the end of the year (in thousands)	$138,152		$65,314	$41,361	$25,604	$11,860
Portfolio turnover rate (%)	35		37	47	29	44

	Class I
	Years Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$16.19		$12.66	$13.97	$10.70	$10.58
Income (loss) from investment operations:
Net investment income (loss)	0.06		0.04	0.01	0.02	0.04
Net realized and unrealized gain (loss) on investments	5.85		4.54	0.85	3.33	0.19
Total from investment operations	5.91		4.58	0.86	3.35	0.23
Less distributions from:
Net investment income	0.04		0.05	0.02	—	0.03
Net realized gain	0.77		1.00	2.15	0.08	0.08
Total distributions	0.81		1.05	2.17	0.08	0.11
Net asset value, end of year	$21.29		$16.19	$12.66	$13.97	$10.70
Total return (%)	36.59		36.35	5.21	31.29	2.22
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.80		0.81	0.90	0.90	0.91
Expenses, net of waivers and reimbursements	0.65		0.70	0.80	0.80	0.80
Net investment income (loss), before waivers and reimbursements	0.16		0.16	(0.01)	0.03	0.30
Net investment income (loss), net of waivers and reimbursements	0.31		0.27	0.09	0.13	0.41
Class I net assets at the end of the year (in thousands)	$397,370		$236,930	$137,599	$177,959	$110,475
Portfolio turnover rate (%)	35		37	47	29	44

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

138	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.04
Net realized and unrealized gain (loss) on investments	5.91	2.07
Total from investment operations	5.92	2.11
Less distributions from:
Net investment income	0.05	0.06
Net realized gain	0.77	1.00
Total distributions	0.82	1.06
Net asset value, end of year	$21.27	$16.17
Total return (%)*	36.70	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.70	0.71
Expenses, net of waivers and reimbursements	0.60	0.60
Net investment income (loss), before waivers and reimbursements	(0.03)	0.22
Net investment income (loss), net of waivers and reimbursements	0.07	0.33
Class R6 net assets at the end of the year (in thousands)	$177,347	$1,590
Portfolio turnover rate (%)*	35	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	139

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.99	$8.87	$10.92	$10.69	$11.28
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	3.01	3.22	0.03	2.29	0.09
Total from investment operations	2.93	3.17	(0.03)	2.21	0.03
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.03	1.05	2.02	1.98	0.62
Total distributions	1.03	1.05	2.02	1.98	0.62
Net asset value, end of year	$12.89	$10.99	$8.87	$10.92	$10.69
Total return (%)	26.80	36.02	(1.20)	20.88	0.23
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.54	1.51	1.57	1.49	1.45
Expenses, net of waivers and reimbursements	1.20	1.20	1.23	1.30	1.30
Net investment income (loss), before waivers and reimbursements	(1.06)	(0.79)	(0.85)	(0.84)	(0.68)
Net investment income (loss), net of waivers and reimbursements	(0.72)	(0.48)	(0.51)	(0.65)	(0.53)
Class N net assets at the end of the year (in thousands)	$6,074	$5,465	$4,944	$6,166	$16,234
Portfolio turnover rate (%)	45	43	58	59	60
	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.93	$9.55	$11.57	$11.20	$11.76
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.03)	(0.03)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	3.29	3.46	0.03	2.40	0.09
Total from investment operations	3.23	3.43	—	2.35	0.06
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.03	1.05	2.02	1.98	0.62
Total distributions	1.03	1.05	2.02	1.98	0.62
Net asset value, end of year	$14.13	$11.93	$9.55	$11.57	$11.20
Total return (%)	27.21	36.17	(0.86)	21.18	0.48
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.29	1.28	1.31	1.23	1.18
Expenses, net of waivers and reimbursements	0.95	0.95	0.98	1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.80)	(0.56)	(0.58)	(0.58)	(0.39)
Net investment income (loss), net of waivers and reimbursements	(0.46)	(0.23)	(0.25)	(0.40)	(0.26)
Class I net assets at the end of the year (in thousands)	$77,273	$67,936	$51,173	$71,369	$119,424
Portfolio turnover rate (%)	45	43	58	59	60

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$11.94	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	3.29	1.07
Total from investment operations	3.23	1.06
Less distributions from:
Net investment income	—	—
Net realized gain	1.03	1.05
Total distributions	1.03	1.05
Net asset value, end of year	$14.14	$11.94
Total return (%)*	27.18	9.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.16	1.14
Expenses, net of waivers and reimbursements	0.90	0.90
Net investment income (loss), before waivers and reimbursements	(0.70)	(0.41)
Net investment income (loss), net of waivers and reimbursements	(0.44)	(0.17)
Class R6 net assets at the end of the year (in thousands)	$623	$145
Portfolio turnover rate (%)*	45	43

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	141

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I
	Years Ended December 31,
	2020		2019(a)
Net asset value, beginning of year	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	2.20		0.67
Total from investment operations	2.20		0.69
Less distributions from:
Net investment income	—		0.01
Net realized gain	—		—
Total distributions	—		0.01
Net asset value, end of year	$12.88		$10.68
Total return (%)*	20.60		6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.22		3.92
Expenses, net of waivers and reimbursements	0.95		0.95
Net investment income (loss), before waivers and reimbursements	(0.27)		(2.23)
Net investment income (loss), net of waivers and reimbursements	0.00		0.74
Class N net assets at the end of the year (in thousands)	$22,958		$1,655
Portfolio turnover rate (%)*	244		12

	Class R6
	Years Ended December 31,
	2020		2019(a)
Net asset value, beginning of year	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.01
Net realized and unrealized gain (loss) on investments	2.19		0.68
Total from investment operations	2.20		0.69
Less distributions from:
Net investment income	0.00	^	0.01
Net realized gain	—		—
Total distributions	0.00	^	0.01
Net asset value, end of year	$12.88		$10.68
Total return (%)*	20.60		6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.07		3.92
Expenses, net of waivers and reimbursements	0.90		0.90
Net investment income (loss), before waivers and reimbursements	(0.11)		(2.71)
Net investment income (loss), net of waivers and reimbursements	0.06		0.31
Class I net assets at the end of the year (in thousands)	$7,087		$4,933
Portfolio turnover rate (%)*	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.41	$20.97	$23.36	$19.20	$18.53
Income (loss) from investment operations:
Net investment income (loss)	(0.24)	(0.20)	(0.18)	(0.16)	(0.09)
Net realized and unrealized gain (loss) on investments	8.37	6.56	(0.25)	5.62	1.29
Total from investment operations	8.13	6.36	(0.43)	5.46	1.20
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.58	1.92	1.96	1.30	0.53
Total distributions	0.58	1.92	1.96	1.30	0.53
Net asset value, end of year	$32.96	$25.41	$20.97	$23.36	$19.20
Total return (%)	32.04	30.41	(2.29)	28.57	6.45
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.45	1.43	1.44	1.43	1.43
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(1.01)	(0.88)	(0.81)	(0.82)	(0.59)
Net investment income (loss), net of waivers and reimbursements	(0.91)	(0.80)	(0.72)	(0.74)	(0.51)
Class N net assets at the end of the year (in thousands)	$314,572	$334,017	$424,865	$228,828	$171,638
Portfolio turnover rate (%)	55	56	46	64	66

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$26.99	$22.12	$24.48	$20.02	$19.25
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.14)	(0.12)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	8.91	6.93	(0.28)	5.87	1.35
Total from investment operations	8.72	6.79	(0.40)	5.76	1.30
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.58	1.92	1.96	1.30	0.53
Total distributions	0.58	1.92	1.96	1.30	0.53
Net asset value, end of year	$35.13	$26.99	$22.12	$24.48	$20.02
Total return (%)	32.35	30.77	(2.06)	28.90	6.72
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.17	1.16	1.16	1.16	1.16
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.73)	(0.59)	(0.53)	(0.55)	(0.34)
Net investment income (loss), net of waivers and reimbursements	(0.66)	(0.53)	(0.47)	(0.49)	(0.28)
Class I net assets at the end of the year (in thousands)	$3,139,290	$2,531,823	$1,979,105	$1,576,180	$1,090,939
Portfolio turnover rate (%)	55	56	46	64	66

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	143

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	8.92	2.26
Total from investment operations	8.75	2.17
Less distributions from:
Net investment income	—	—
Net realized gain	0.58	1.92
Total distributions	0.58	1.92
Net asset value, end of year	$35.18	$27.01
Total return (%)*	32.44	8.17
Ratios to average daily net assets (%)**:
Expenses	1.05	1.05
Net investment income (loss)	(0.61)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$123,220	$39,974
Portfolio turnover rate (%)*	55	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.22	$9.31	$14.31	$14.53	$12.54
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.10	0.09	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.66)	2.00	(2.08)	1.33	2.55
Total from investment operations	(0.57)	2.10	(1.99)	1.37	2.59
Less distributions from:
Net investment income	0.16	0.03	0.03	0.02	0.01
Net realized gain	0.06	0.16	2.98	1.57	0.59
Total distributions	0.22	0.19	3.01	1.59	0.60
Net asset value, end of year	$10.43	$11.22	$9.31	$14.31	$14.53
Total return (%)	(5.09)	22.77	(15.32)	9.59	20.69
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	7.94	6.76	6.88	4.83	4.15
Expenses, net of waivers and reimbursements	1.18	1.25	1.28	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(5.84)	(4.59)	(4.97)	(3.21)	(2.51)
Net investment income (loss), net of waivers and reimbursements	0.92	0.92	0.63	0.27	0.29
Class N net assets at the end of the year (in thousands)	$77	$315	$234	$284	$267
Portfolio turnover rate (%)	225	107	104	70	45

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.13	$9.23	$14.24	$14.47	$12.54
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.11	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.62)	1.98	(2.06)	1.33	2.55
Total from investment operations	(0.51)	2.12	(1.95)	1.40	2.63
Less distributions from:
Net investment income	0.21	0.06	0.08	0.06	0.11
Net realized gain	0.06	0.16	2.98	1.57	0.59
Total distributions	0.27	0.22	3.06	1.63	0.70
Net asset value, end of year	$10.35	$11.13	$9.23	$14.24	$14.47
Total return (%)	(4.53)	23.00	(15.03)	9.84	21.00
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	7.62	6.45	6.54	4.55	3.92
Expenses, net of waivers and reimbursements	0.93	1.00	1.03	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(5.55)	(4.13)	(4.69)	(2.94)	(2.20)
Net investment income (loss), net of waivers and reimbursements	1.14	1.32	0.82	0.51	0.62
Class I net assets at the end of the year (in thousands)	$1,067	$7,042	$1,445	$3,359	$3,186
Portfolio turnover rate (%)	225	107	104	70	45

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	145

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$11.13	$10.93
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.11
Net realized and unrealized gain (loss) on investments	(0.63)	0.31
Total from investment operations	(0.53)	0.42
Less distributions from:
Net investment income	0.23	0.06
Net realized gain	0.06	0.16
Total distributions	0.29	0.22
Net asset value, end of year	$10.31	$11.13
Total Return (%)*	(4.77)	3.89
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	7.54	4.85
Expenses, net of waivers and reimbursements	0.88	0.95
Net investment income (loss), before waivers and reimbursements	(5.57)	(2.41)
Net investment income (loss), net of waivers and reimbursements	1.09	1.49
Class R6 net assets at the end of the year (in thousands)	$293	$171
Portfolio turnover rate (%)*	225	107

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$27.75	$23.23	$26.87	$25.24	$22.47
Income (loss) from investment operations:
Net investment income (loss)	(0.29)	(0.24)	(0.27)	(0.25)	(0.18)
Net realized and unrealized gain (loss) on investments	10.86	5.40	(0.10)	6.88	4.43
Total from investment operations	10.57	5.16	(0.37)	6.63	4.25
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.83	0.64	3.27	5.00	1.48
Total distributions	3.83	0.64	3.27	5.00	1.48
Net asset value, end of year	$34.49	$27.75	$23.23	$26.87	$25.24
Total return (%)	38.32	22.26	(2.14)	26.70	18.89
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.58	1.54	1.55	1.54	1.55
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(1.10)	(0.92)	(0.94)	(0.93)	(0.84)
Net investment income (loss), net of waivers and reimbursements	(1.02)	(0.88)	(0.89)	(0.89)	(0.79)
Class N net assets at the end of the year (in thousands)	$180,635	$180,706	$169,074	$146,291	$117,068
Portfolio turnover rate (%)	71	51	74	81	90

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$31.19	$25.99	$29.61	$27.34	$24.17
Income (loss) from investment operations:
Net investment income (loss)	(0.24)	(0.19)	(0.21)	(0.20)	(0.13)
Net realized and unrealized gain (loss) on investments	12.24	6.03	(0.14)	7.47	4.78
Total from investment operations	12.00	5.84	(0.35)	7.27	4.65
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.83	0.64	3.27	5.00	1.48
Total distributions	3.83	0.64	3.27	5.00	1.48
Net asset value, end of year	$39.36	$31.19	$25.99	$29.61	$27.34
Total return (%)	38.68	22.51	(1.88)	26.99	19.22
Ratios to average daily net assets (%)
Expenses, before waivers and reimbursements	1.30	1.27	1.25	1.25	1.27
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.82)	(0.65)	(0.65)	(0.64)	(0.56)
Net investment income (loss), net of waivers and reimbursements	(0.77)	(0.63)	(0.65)	(0.64)	(0.54)
Class I net assets at the end of the year (in thousands)	$390,511	$423,881	$410,233	$343,119	$271,830
Portfolio turnover rate (%)	71	51	74	81	90

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.11)
Net realized and unrealized gain (loss) on investments	12.26	0.95
Total from investment operations	12.03	0.84
Less distributions from:
Net investment income	—	—
Net realized gain	3.83	0.64
Total distributions	3.83	0.64
Net asset value, end of year	$39.40	$31.20
Total Return (%)*	38.76	2.75
Ratios to average daily net assets (%)**:
Expenses	1.19	1.18
Net investment income (loss)	(0.71)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$103,462	$65,950
Portfolio turnover rate (%)*	71	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.47	$15.04	$20.15	$20.18	$16.68
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09	0.03	0.01	0.04
Net realized and unrealized gain (loss) on investments	(1.38)	2.92	(3.12)	1.50	4.34
Total from investment operations	(1.30)	3.01	(3.09)	1.51	4.38
Less distributions from:
Net investment income	0.05	0.09	—	—	0.04
Net realized gain	3.08	0.49	2.02	1.54	0.84
Total distributions	3.13	0.58	2.02	1.54	0.88
Net asset value, end of year	$13.04	$17.47	$15.04	$20.15	$20.18
Total return (%)	(5.76)	20.09	(15.93)	7.57	26.19
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.71	1.55	1.56	1.55	1.53
Expenses, net of waivers and reimbursements	1.33	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	0.26	0.49	0.08	(0.01)	0.19
Net investment income (loss), net of waivers and reimbursements	0.64	0.54	0.14	0.04	0.22
Class N net assets at the end of the year (in thousands)	$7,402	$12,672	$16,381	$29,271	$33,359
Portfolio turnover rate (%)	64	116	56	38	33

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.02	$15.50	$20.70	$20.68	$17.08
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.08	0.06	0.09
Net realized and unrealized gain (loss) on investments	(1.40)	3.01	(3.21)	1.54	4.44
Total from investment operations	(1.29)	3.15	(3.13)	1.60	4.53
Less distributions from:
Net investment income	0.08	0.14	0.05	0.04	0.09
Net realized gain	3.08	0.49	2.02	1.54	0.84
Total distributions	3.16	0.63	2.07	1.58	0.93
Net asset value, end of year	$13.57	$18.02	$15.50	$20.70	$20.68
Total return (%)	(5.57)	20.45	(15.74)	7.85	26.46
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.48	1.31	1.30	1.29	1.29
Expenses, net of waivers and reimbursements	1.08	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.48	0.74	0.36	0.25	0.43
Net investment income (loss), net of waivers and reimbursements	0.88	0.80	0.41	0.29	0.47
Class I net assets at the end of the year (in thousands)	$42,311	$162,093	$475,134	$644,749	$675,272
Portfolio turnover rate (%)	64	116	56	38	33

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$18.03	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.16
Net realized and unrealized gain (loss) on investments	(1.41)	0.32
Total from investment operations	(1.29)	0.48
Less distributions from:
Net investment income	0.10	0.15
Net realized gain	3.08	0.49
Total distributions	3.18	0.64
Net asset value, end of year	$13.56	$18.03
Total Return (%)*	(5.55)	2.69
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.30	1.17
Expenses, net of waivers and reimbursements	1.03	1.17
Net investment income (loss), before waivers and reimbursements	0.75	1.28
Net investment income (loss), net of waivers and reimbursements	1.02	1.28
Class R6 net assets at the end of the year (in thousands)	$10,188	$513
Portfolio turnover rate (%)*	64	116

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.92	$11.47	$14.53	$11.60	$11.58
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.01	0.02	0.05	0.03
Net realized and unrealized gain (loss) on investments	4.74	3.61	(1.12)	3.46	0.04
Total from investment operations	4.68	3.62	(1.10)	3.51	0.07
Less distributions from:
Net investment income	—	0.03	—	0.10	—
Net realized gain	2.19	0.14	1.96	0.48	0.05
Total distributions	2.19	0.17	1.96	0.58	0.05
Net asset value, end of year	$17.41	$14.92	$11.47	$14.53	$11.60
Total return (%)	31.50	31.57	(8.23)	30.31	0.62
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.45	1.39	1.47	1.63	1.62
Expenses, net of waivers and reimbursements	1.15	1.20	1.33	1.37	1.36
Net investment income (loss), before waivers and reimbursements	(0.67)	(0.10)	(0.01)	0.09	(0.03)
Net investment income (loss), net of waivers and reimbursements	(0.37)	0.09	0.13	0.35	0.23
Class N net assets at the end of the year (in thousands)	$11,861	$8,910	$7,225	$7,761	$5,760
Portfolio turnover rate (%)	27	27	49	41	75

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.93	$11.47	$14.56	$11.62	$11.59
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.05	0.06	0.09	0.06
Net realized and unrealized gain (loss) on investments	4.74	3.61	(1.13)	3.47	0.05
Total from investment operations	4.73	3.66	(1.07)	3.56	0.11
Less distributions from:
Net investment income	0.00 ^	0.06	0.06	0.14	0.03
Net realized gain	2.19	0.14	1.96	0.48	0.05
Total distributions	2.19	0.20	2.02	0.62	0.08
Net asset value, end of year	$17.47	$14.93	$11.47	$14.56	$11.62
Total return (%)	31.86	31.96	(8.06)	30.69	0.98
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.12	1.07	1.15	1.33	1.31
Expenses, net of waivers and reimbursements	0.90	0.95	1.07	1.07	1.05
Net investment income (loss), before waivers and reimbursements	(0.31)	0.22	0.31	0.39	0.28
Net investment income (loss), net of waivers and reimbursements	(0.09)	0.34	0.39	0.65	0.54
Class I net assets at the end of the year (in thousands)	$107,375	$114,666	$83,790	$60,067	$45,772
Portfolio turnover rate (%)	27	27	49	41	75

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class R6
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.93	$11.47	$14.56	$11.62	$11.59
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.06	0.07	0.10	0.07
Net realized and unrealized gain (loss) on investments	4.72	3.61	(1.13)	3.47	0.05
Total from investment operations	4.74	3.67	(1.06)	3.57	0.12
Less distributions from:
Net investment income	0.01	0.07	0.07	0.15	0.04
Net realized gain	2.19	0.14	1.96	0.48	0.05
Total distributions	2.20	0.21	2.03	0.63	0.09
Net asset value, end of year	$17.47	$14.93	$11.47	$14.56	$11.62
Total return (%)	31.91	32.02	(7.99)	30.78	1.03
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.06	1.01	1.08	1.10	1.11
Expenses, net of waivers and reimbursements	0.85	0.90	1.00	1.00	1.00
Net investment income (loss), before waivers and reimbursements	(0.10)	0.32	0.39	0.65	0.48
Net investment income (loss), net of waivers and reimbursements	0.11	0.43	0.47	0.75	0.59
Class R6 net assets at the end of the year (in thousands)	$2,946	$48,133	$79,685	$143,521	$125,199
Portfolio turnover rate (%)	27	27	49	41	75

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.08	$13.80	$16.37	$12.88	$12.89
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.09	0.13	0.11	0.03
Net realized and unrealized gain (loss) on investments	4.82	4.25	(2.19)	3.70	0.08
Total from investment operations	4.78	4.34	(2.06)	3.81	0.11
Less distributions from:
Net investment income	—	0.06	0.06	0.20	0.12
Net realized gain	0.17	—	0.45	0.12	—
Total distributions	0.17	0.06	0.51	0.32	0.12
Net asset value, end of year	$22.69	$18.08	$13.80	$16.37	$12.88
Total return (%)	26.45	31.46	(12.70)	29.65	0.88
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.31	1.32	1.39	1.59	1.56
Expenses, net of waivers and reimbursements	1.15	1.18	1.28	1.35	1.30
Net investment income (loss), before waivers and reimbursements	(0.39)	0.44	0.70	0.48	(0.02)
Net investment income (loss), net of waivers and reimbursements	(0.23)	0.58	0.81	0.72	0.24
Class N net assets at the end of the year (in thousands)	$19,586	$11,163	$8,715	$9,651	$2,922
Portfolio turnover rate (%)	34	20	33	41	59

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.13	$13.84	$16.44	$12.92	$12.91
Income (loss) from investment operations:
Net investment income (loss)	(0.00) ^	0.12	0.17	0.16	0.10
Net realized and unrealized gain (loss) on investments	4.85	4.27	(2.19)	3.71	0.04
Total from investment operations	4.85	4.39	(2.02)	3.87	0.14
Less distributions from:
Net investment income	0.01	0.10	0.13	0.23	0.13
Net realized gain	0.17	—	0.45	0.12	—
Total distributions	0.18	0.10	0.58	0.35	0.13
Net asset value, end of year	$22.80	$18.13	$13.84	$16.44	$12.92
Total return (%)	26.77	31.76	(12.45)	30.05	1.10
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.01	1.01	1.07	1.28	1.30
Expenses, net of waivers and reimbursements	0.90	0.93	1.03	1.05	1.04
Net investment income (loss), before waivers and reimbursements	(0.11)	0.64	1.02	0.86	0.48
Net investment income (loss), net of waivers and reimbursements	(0.00)	0.72	1.06	1.09	0.74
Class I net assets at the end of the year (in thousands)	$393,596	$181,617	$76,382	$60,279	$30,944
Portfolio turnover rate (%)	34	20	33	41	59

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class R6
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.12	$13.83	$16.43	$12.92	$12.90
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.14	0.18	0.18	0.12
Net realized and unrealized gain (loss) on investments	4.85	4.26	(2.19)	3.70	0.04
Total from investment operations	4.87	4.40	(2.01)	3.88	0.16
Less distributions from:
Net investment income	0.02	0.11	0.14	0.25	0.14
Net realized gain	0.17	—	0.45	0.12	—
Total distributions	0.19	0.11	0.59	0.37	0.14
Net asset value, end of year	$22.80	$18.12	$13.83	$16.43	$12.92
Total return (%)	26.88	31.83	(12.38)	30.08	1.25
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.92	0.93	0.99	1.03	1.06
Expenses, net of waivers and reimbursements	0.85	0.88	0.95	0.95	0.95
Net investment income (loss), before waivers and reimbursements	0.03	0.80	1.07	1.10	0.81
Net investment income (loss), net of waivers and reimbursements	0.10	0.85	1.11	1.18	0.92
Class R6 net assets at the end of the year (in thousands)	$687,171	$461,124	$324,902	$308,898	$221,356
Portfolio turnover rate (%)	34	20	33	41	59

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$29.68	$23.04	$30.41	$23.86	$24.94
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	0.09	0.16	0.21	0.20
Net realized and unrealized gain (loss) on investments	9.55	6.87	(5.56)	6.73	(0.92)
Total from investment operations	9.39	6.96	(5.40)	6.94	(0.72)
Less distributions from:
Net investment income	0.06	0.32	0.12	0.39	0.36
Net realized gain	0.26	—	1.85	—	—
Total distributions	0.32	0.32	1.97	0.39	0.36
Net asset value, end of year	$38.75	$29.68	$23.04	$30.41	$23.86
Total return (%)	31.64	30.24	(18.00)	29.11	(2.88)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.47	1.45	1.46	1.47	1.43
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.43
Net investment income (loss), before waivers and reimbursements	(0.56)	0.34	0.54	0.76	0.84
Net investment income (loss), net of waivers and reimbursements	(0.54)	0.34	0.55	0.78	0.84
Class N net assets at the end of the year (in thousands)	$288,976	$494,788	$456,533	$763,740	$729,544
Portfolio turnover rate (%)	27	34	78	82	101

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$30.38	$23.56	$31.13	$24.42	$25.51
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.18	0.26	0.30	0.29
Net realized and unrealized gain (loss) on investments	9.79	7.03	(5.70)	6.89	(0.94)
Total from investment operations	9.71	7.21	(5.44)	7.19	(0.65)
Less distributions from:
Net investment income	0.18	0.39	0.28	0.48	0.44
Net realized gain	0.26	—	1.85	—	—
Total distributions	0.44	0.39	2.13	0.48	0.44
Net asset value, end of year	$39.65	$30.38	$23.56	$31.13	$24.42
Total return (%)	31.99	30.66	(17.73)	29.49	(2.54)
Ratios to average daily net assets (%):
Expenses	1.16	1.14	1.13	1.14	1.13
Net investment income (loss)	(0.24)	0.65	0.86	1.08	1.16
Class I net assets at the end of the year (in thousands)	$1,914,460	$1,552,355	$1,646,811	$2,375,326	$2,251,701
Portfolio turnover rate (%)	27	34	78	82	101

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	9.83	3.27
Total from investment operations	9.76	3.22
Less distributions from:
Net investment income	0.21	0.41
Net realized gain	0.26	—
Total distributions	0.47	0.41
Net asset value, end of year	$39.66	$30.37
Total Return (%)*	32.16	11.71
Ratios to average daily net assets (%)**:
Expenses	1.07	1.06
Net investment income (loss)	(0.23)	(0.26)
Class R6 net assets at end of year (in thousands)	$109,214	$61,916
Portfolio turnover rate (%)*	27	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.35	$13.40	$18.08	$14.55	$15.08
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.12	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	5.60	4.00	(3.29)	4.07	(0.54)
Total from investment operations	5.59	4.12	(3.11)	4.28	(0.36)
Less distributions from:
Net investment income	0.02	0.17	0.17	0.44	0.17
Net realized gain	2.55	—	1.40	0.31	—
Total distributions	2.57	0.17	1.57	0.75	0.17
Net asset value, end of year	$20.37	$17.35	$13.40	$18.08	$14.55
Total return (%)	32.47	30.75	(17.50)	29.53	(2.40)
Ratios to average daily net assets (%):
Expenses	1.00	0.99	0.97	0.97	0.98
Net investment income (loss)	(0.04)	0.77	1.01	1.22	1.25
Net assets at the end of the year (in thousands)	$1,326,482	$1,892,911	$1,784,435	$2,330,299	$2,093,971
Portfolio turnover rate (%)	31	35	82	84	105

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.85	$10.36	$15.49	$12.87	$13.50
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.05	0.04	0.12	0.10
Net realized and unrealized gain (loss) on investments	4.01	3.45	(3.78)	3.98	(0.72)
Total from investment operations	3.96	3.50	(3.74)	4.10	(0.62)
Less distributions from:
Net investment income	—	0.01	0.08	0.32	0.01
Net realized gain	0.36	—	1.31	1.16	0.00 ^
Total distributions	0.36	0.01	1.39	1.48	0.01
Net asset value, end of year	$17.45	$13.85	$10.36	$15.49	$12.87
Total return (%)	28.68	33.81	(24.48)	32.17	(4.60)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.52	1.48	1.48	1.62	1.59
Expenses, net of waivers and reimbursements	1.52	1.48	1.48	1.47	1.44
Net investment income (loss), before waivers and reimbursements	(0.36)	0.45	0.29	0.70	0.62
Net investment income (loss), net of waivers and reimbursements	(0.36)	0.45	0.29	0.85	0.77
Class N net assets at the end of the year (in thousands)	$3,101	$3,650	$3,440	$6,275	$10,361
Portfolio turnover rate (%)	63	38	88	64	73

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.98	$10.45	$15.65	$13.00	$13.65
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.09	0.09	0.14	0.14
Net realized and unrealized gain (loss) on investments	4.06	3.48	(3.84)	4.07	(0.75)
Total from investment operations	4.05	3.57	(3.75)	4.21	(0.61)
Less distributions from:
Net investment income	0.01	0.04	0.14	0.40	0.04
Net realized gain	0.36	—	1.31	1.16	0.00 ^
Total distributions	0.37	0.04	1.45	1.56	0.04
Net asset value, end of year	$17.66	$13.98	$10.45	$15.65	$13.00
Total return (%)	29.04	34.22	(24.29)	32.70	(4.41)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.25	1.21	1.18	1.31	1.30
Expenses, net of waivers and reimbursements	1.25	1.21	1.18	1.16	1.15
Net investment income (loss), before waivers and reimbursements	(0.05)	0.75	0.60	0.77	0.91
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.75	0.60	0.92	1.06
Class I net assets at the end of the year (in thousands)	$145,283	$142,951	$165,451	$338,920	$306,526
Portfolio turnover rate (%)	63	38	88	64	73

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$14.05		$10.50	$15.73	$13.07	$13.72
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.11	0.10	0.15	0.15
Net realized and unrealized gain (loss) on investments	4.09		3.49	(3.85)	4.08	(0.74)
Total from investment operations	4.09		3.60	(3.75)	4.23	(0.59)
Less distributions from:
Net investment income	0.02		0.05	0.17	0.41	0.06
Net realized gain	0.36		—	1.31	1.16	0.00 ^
Total distributions	0.38		0.05	1.48	1.57	0.06
Net asset value, end of year	$17.76		$14.05	$10.50	$15.73	$13.07
Total return (%)	29.23		34.32	(24.19)	32.70	(4.31)
Ratios to average daily net assets (%):
Expenses	1.14		1.12	1.08	1.08	1.07
Net investment income (loss)	0.02		0.86	0.67	0.99	1.13
Class R6 net assets at the end of the year (in thousands)	$188,497		$162,465	$171,833	$256,558	$199,746
Portfolio turnover rate (%)	63		38	88	64	73

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.51	$8.26	$11.06	$7.84	$7.73
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.03	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments	2.88	2.28	(1.97)	3.26	0.09
Total from investment operations	2.86	2.31	(1.94)	3.27	0.11
Less distributions from:
Net investment income	—	0.04	0.07	0.05	—
Net realized gain	0.11	0.02	0.79	—	—
Total distributions	0.11	0.06	0.86	0.05	—
Net asset value, end of year	$13.26	$10.51	$8.26	$11.06	$7.84
Total return (%)	27.23	27.98	(17.73)	41.68	1.42
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.63	1.62	1.60	1.62	1.81
Expenses, net of waivers and reimbursements	1.40	1.45	1.58	1.47	1.57
Net investment income (loss), before waivers and reimbursements	(0.45)	0.17	0.27	(0.01)	0.05
Net investment income (loss), net of waivers and reimbursements	(0.22)	0.34	0.29	0.14	0.29
Class N net assets at the end of the year (in thousands)	$1,803	$1,856	$2,239	$2,766	$2,479
Portfolio turnover rate (%)	47	33	52	59	135

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.52	$8.27	$11.09	$7.87	$7.74
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	0.06	0.06	0.02	0.04
Net realized and unrealized gain (loss) on investments	2.89	2.29	(1.97)	3.27	0.10
Total from investment operations	2.89	2.35	(1.91)	3.29	0.14
Less distributions from:
Net investment income	0.02	0.08	0.12	0.07	0.01
Net realized gain	0.11	0.02	0.79	—	—
Total distributions	0.13	0.10	0.91	0.07	0.01
Net asset value, end of year	$13.28	$10.52	$8.27	$11.09	$7.87
Total return (%)	27.52	28.36	(17.45)	41.89	1.82
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.33	1.29	1.27	1.40	1.54
Expenses, net of waivers and reimbursements	1.15	1.20	1.27	1.25	1.30
Net investment income (loss), before waivers and reimbursements	(0.21)	0.53	0.58	0.09	0.28
Net investment income (loss), net of waivers and reimbursements	(0.03)	0.62	0.58	0.24	0.52
Class I net assets at the end of the year (in thousands)	$62,319	$45,090	$34,786	$47,666	$30,346
Portfolio turnover rate (%)	47	33	52	59	135

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class R6
	Years Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$10.51		$8.26	$11.09	$7.86	$7.74
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.06	0.07	0.03	0.03
Net realized and unrealized gain (loss) on investments	2.89		2.29	(1.98)	3.28	0.10
Total from investment operations	2.89		2.35	(1.91)	3.31	0.13
Less distributions from:
Net investment income	0.03		0.08	0.13	0.08	0.01
Net realized gain	0.11		0.02	0.79	—	—
Total distributions	0.14		0.10	0.92	0.08	0.01
Net asset value, end of year	$13.26		$10.51	$8.26	$11.09	$7.86
Total return (%)	27.50		28.45	(17.46)	42.15	1.74
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.26		1.23	1.20	1.19	1.34
Expenses, net of waivers and reimbursements	1.10		1.15	1.20	1.19	1.25
Net investment income (loss), before waivers and reimbursements	(0.11)		0.57	0.71	0.33	0.30
Net investment income (loss), net of waivers and reimbursements	0.05		0.65	0.71	0.33	0.39
Class R6 net assets at the end of the year (in thousands)	$198,015		$191,337	$161,889	$427,480	$272,678
Portfolio turnover rate (%)	47		33	52	59	135

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.67	$11.14	$16.20	$10.99	$10.85
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	0.11	0.01	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	5.60	2.98	(3.49)	5.35	0.13
Total from investment operations	5.51	3.09	(3.48)	5.33	0.16
Less distributions from:
Net investment income	—	0.16	0.11	0.12	0.02
Net realized gain	0.76	0.40	1.47	—	—
Total distributions	0.76	0.56	1.58	0.12	0.02
Net asset value, end of year	$18.42	$13.67	$11.14	$16.20	$10.99
Total return (%)	40.43	27.89	(21.61)	48.53	1.49
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.55	1.51	1.52	1.65	1.65
Expenses, net of waivers and reimbursements	1.55	1.51	1.52	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.60)	0.84	0.09	(0.29)	0.13
Net investment income (loss), net of waivers and reimbursements	(0.60)	0.84	0.09	(0.14)	0.28
Class N net assets at the end of the year (in thousands)	$18,606	$7,804	$7,103	$10,479	$8,488
Portfolio turnover rate (%)	77	79	113	91	105

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.82	$11.25	$16.36	$11.10	$10.96
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.14	0.05	0.01	0.06
Net realized and unrealized gain (loss) on investments	5.66	3.02	(3.52)	5.40	0.13
Total from investment operations	5.61	3.16	(3.47)	5.41	0.19
Less distributions from:
Net investment income	0.01	0.19	0.17	0.15	0.05
Net realized gain	0.76	0.40	1.47	—	—
Total distributions	0.77	0.59	1.64	0.15	0.05
Net asset value, end of year	$18.66	$13.82	$11.25	$16.36	$11.10
Total return (%)	40.72	28.29	(21.37)	48.83	1.73
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.30	1.26	1.27	1.42	1.41
Expenses, net of waivers and reimbursements	1.30	1.26	1.27	1.27	1.26
Net investment income (loss), before waivers and reimbursements	(0.33)	1.06	0.34	(0.07)	0.38
Net investment income (loss), net of waivers and reimbursements	(0.33)	1.06	0.34	0.08	0.53
Class I net assets at the end of the year (in thousands)	$113,697	$73,496	$79,427	$129,481	$93,668
Portfolio turnover rate (%)	77	79	113	91	105

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.94	$11.35	$16.49	$11.18	$11.05
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.15	0.07	0.02	0.07
Net realized and unrealized gain (loss) on investments	5.71	3.04	(3.56)	5.46	0.12
Total from investment operations	5.68	3.19	(3.49)	5.48	0.19
Less distributions from:
Net investment income	0.02	0.20	0.18	0.17	0.06
Net realized gain	0.76	0.40	1.47	—	—
Total distributions	0.78	0.60	1.65	0.17	0.06
Net asset value, end of year	$18.84	$13.94	$11.35	$16.49	$11.18
Total return (%)	40.90	28.28	(21.29)	49.06	1.71
Ratios to average daily net assets (%):
Expenses	1.20	1.19	1.19	1.17	1.19
Net investment income (loss)	(0.22)	1.17	0.46	0.17	0.60
Class R6 net assets at the end of the year (in thousands)	$1,063,433	$708,892	$654,441	$1,178,853	$831,587
Portfolio turnover rate (%)	77	79	113	91	105

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2020	2019		2018	2017	2016
Net asset value, beginning of year	$16.80	$13.96		$18.66	$13.73	$14.84
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.00	^	(0.02)	0.01	0.09
Net realized and unrealized gain (loss) on investments	5.48	2.84		(4.38)	5.46	(0.88)
Total from investment operations	5.42	2.84		(4.40)	5.47	(0.79)
Less distributions from:
Net investment income	—	—		—	0.50	0.32
Net realized gain	—	—		0.30	0.04	—
Total distributions	—	—		0.30	0.54	0.32
Net asset value, end of year	$22.22	$16.80		$13.96	$18.66	$13.73
Total return (%)	32.26	20.34		(23.57)	40.09	(5.33)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.77	1.71		1.70	1.83	1.82
Expenses, net of waivers and reimbursements	1.55	1.55		1.58	1.64	1.61
Net investment income (loss), before waivers and reimbursements	(0.58)	(0.14)		(0.22)	(0.11)	0.41
Net investment income (loss), net of waivers and reimbursements	(0.36)	0.02		(0.10)	0.08	0.62
Class N net assets at the end of the year (in thousands)	$3,947	$4,025		$8,977	$15,082	$9,263
Portfolio turnover rate (%)	119	142		187	183	157

	Class I
	Years Ended December 31,
	2020	2019		2018	2017	2016
Net asset value, beginning of year	$16.90	$14.03		$18.73	$13.77	$14.90
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.04		0.03	0.08	0.13
Net realized and unrealized gain (loss) on investments	5.53	2.86		(4.41)	5.47	(0.89)
Total from investment operations	5.51	2.90		(4.38)	5.55	(0.76)
Less distributions from:
Net investment income	0.01	0.03		0.02	0.55	0.37
Net realized gain	—	—		0.30	0.04	—
Total distributions	0.01	0.03		0.32	0.59	0.37
Net asset value, end of year	$22.40	$16.90		$14.03	$18.73	$13.77
Total return (%)	32.60	20.58		(23.31)	40.53	(5.11)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.45	1.40		1.38	1.50	1.51
Expenses, net of waivers and reimbursements	1.30	1.30		1.33	1.31	1.30
Net investment income (loss), before waivers and reimbursements	(0.25)	0.18		0.13	0.30	0.66
Net investment income (loss), net of waivers and reimbursements	(0.10)	0.28		0.18	0.49	0.87
Class I net assets at the end of the year (in thousands)	$151,302	$142,885		$169,770	$282,620	$147,949
Portfolio turnover rate (%)	119	142		187	183	157

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.93	$14.06	$18.76	$13.79	$14.92
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	0.05	0.05	0.10	0.14
Net realized and unrealized gain (loss) on investments	5.53	2.86	(4.41)	5.47	(0.89)
Total from investment operations	5.53	2.91	(4.36)	5.57	(0.75)
Less distributions from:
Net investment income	0.02	0.04	0.04	0.56	0.38
Net realized gain	—	—	0.30	0.04	—
Total distributions	0.02	0.04	0.34	0.60	0.38
Net asset value, end of year	$22.44	$16.93	$14.06	$18.76	$13.79
Total return (%)	32.66	20.69	(23.24)	40.62	(5.05)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.36	1.33	1.30	1.29	1.31
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.14)	0.27	0.22	0.53	0.88
Net investment income (loss), net of waivers and reimbursements	(0.03)	0.35	0.27	0.57	0.94
Class R6 net assets at the end of the year (in thousands)	$152,160	$130,711	$98,188	$166,927	$125,650
Portfolio turnover rate (%)	119	142	187	183	157

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.41	$9.75	$10.41	$10.41	$10.34
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.30	0.31	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.54	0.77	(0.56)	0.12	0.18
Total from investment operations	0.78	1.07	(0.25)	0.39	0.45
Less distributions from:
Net investment income	0.36	0.41	0.41	0.39	0.38
Net realized gain	—	—	—	—	—
Total distributions	0.36	0.41	0.41	0.39	0.38
Net asset value, end of year	$10.83	$10.41	$9.75	$10.41	$10.41
Total return (%)	7.63	11.09	(2.42)	3.83	4.40
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.79	0.69	0.69	0.82	0.82
Expenses, net of waivers and reimbursements	0.60	0.60	0.62	0.65	0.65
Net investment income (loss), before waivers and reimbursements	2.04	2.90	3.01	2.40	2.43
Net investment income (loss), net of waivers and reimbursements	2.23	2.99	3.08	2.57	2.60
Class N net assets at the end of the year (in thousands)	$39,522	$32,176	$70,253	$83,662	$125,866
Portfolio turnover rate (%)	71	58	40	17	17

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.30	$9.65	$10.31	$10.30	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.31	0.32	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.54	0.76	(0.56)	0.13	0.16
Total from investment operations	0.79	1.07	(0.24)	0.42	0.46
Less distributions from:
Net investment income	0.38	0.42	0.42	0.41	0.40
Net realized gain	—	—	—	—	—
Total distributions	0.38	0.42	0.42	0.41	0.40
Net asset value, end of year	$10.71	$10.30	$9.65	$10.31	$10.30
Total return (%)	7.73	11.22	(2.31)	4.16	4.55
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.55	0.47	0.46	0.60	0.58
Expenses, net of waivers and reimbursements	0.45	0.45	0.46	0.43	0.41
Net investment income (loss), before waivers and reimbursements	2.29	3.10	3.24	2.62	2.66
Net investment income (loss), net of waivers and reimbursements	2.39	3.12	3.24	2.79	2.83
Class I net assets at the end of the year (in thousands)	$232,716	$206,304	$281,442	$384,464	$322,174
Portfolio turnover rate (%)	71	58	40	17	17

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class R6
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.30	$9.64	$10.30	$10.29	$10.23
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.32	0.33	0.30	0.30
Net realized and unrealized gain (loss) on investments	0.53	0.76	(0.56)	0.13	0.17
Total from investment operations	0.79	1.08	(0.23)	0.43	0.47
Less distributions from:
Net investment income	0.38	0.42	0.43	0.42	0.41
Net realized gain	—	—	—	—	—
Total distributions	0.38	0.42	0.43	0.42	0.41
Net asset value, end of year	$10.71	$10.30	$9.64	$10.30	$10.29
Total return (%)	7.79	11.39	(2.26)	4.24	4.61
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.46	0.41	0.38	0.37	0.37
Expenses, net of waivers and reimbursements	0.40	0.40	0.38	0.35	0.35
Net investment income (loss), before waivers and reimbursements	2.39	3.17	3.32	2.85	2.88
Net investment income (loss), net of waivers and reimbursements	2.45	3.18	3.32	2.87	2.90
Class R6 net assets at the end of the year (in thousands)	$48,482	$43,655	$70,851	$91,629	$95,216
Portfolio turnover rate (%)	71	58	40	17	17

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.57	$8.36	$8.72	$8.86	$8.90
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.17	0.17	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.25	0.32	(0.25)	(0.03)	0.06
Total from investment operations	0.37	0.49	(0.08)	0.13	0.22
Less distributions from:
Net investment income	0.23	0.28	0.28	0.27	0.26
Net realized gain	—	—	—	—	—
Total distributions	0.23	0.28	0.28	0.27	0.26
Net asset value, end of year	$8.71	$8.57	$8.36	$8.72	$8.86
Total return (%)	4.34	5.92	(0.86)	1.46	2.44
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.03	0.98	0.91	0.88	0.79
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.79
Net investment income (loss), before waivers and reimbursements	1.16	1.85	1.96	1.77	1.80
Net investment income (loss), net of waivers and reimbursements	1.34	1.98	2.02	1.80	1.80
Class N net assets at the end of the year (in thousands)	$22,610	$19,662	$22,422	$39,625	$52,710
Portfolio turnover rate (%)	57	114	97	37	22

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.52	$8.30	$8.66	$8.80	$8.83
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.18	0.19	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.25	0.33	(0.25)	(0.03)	0.06
Total from investment operations	0.37	0.51	(0.06)	0.15	0.24
Less distributions from:
Net investment income	0.24	0.29	0.30	0.29	0.27
Net realized gain	—	—	—	—	—
Total distributions	0.24	0.29	0.30	0.29	0.27
Net asset value, end of year	$8.65	$8.52	$8.30	$8.66	$8.80
Total return (%)	4.39	6.24	(0.69)	1.68	2.78
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.78	0.74	0.65	0.62	0.57
Expenses, net of waivers and reimbursements	0.70	0.70	0.65	0.62	0.57
Net investment income (loss), before waivers and reimbursements	1.35	2.10	2.22	2.03	2.05
Net investment income (loss), net of waivers and reimbursements	1.43	2.14	2.22	2.03	2.05
Class I net assets at the end of the year (in thousands)	$45,641	$31,629	$34,793	$51,153	$58,160
Portfolio turnover rate (%)	57	114	97	37	22

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class R6
	Years Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$8.52	$8.45
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.24	0.18
Total from investment operations	0.37	0.27
Less distributions from:
Net investment income	0.24	0.20
Net realized gain	—	—
Total distributions	0.24	0.20
Net asset value, end of year	$8.65	$8.52
Total Return (%)*	4.44	3.18
Ratios to average daily net assets (%)**:
Expenses, before of waivers and reimbursements	0.73	0.71
Expenses, net waivers and reimbursements	0.65	0.65
Net investment income (loss), before of waivers and reimbursements	1.47	1.46
Net investment income (loss), net waivers and reimbursements	1.55	1.52
Class R6 net assets at end of year (in thousands)	$71	$52
Portfolio turnover rate (%)*	57	114

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.68	$8.70	$8.92	$9.07	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.19	0.17	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.14	0.11	(0.10)	(0.04)	0.02
Total from investment operations	0.22	0.30	0.07	0.07	0.11
Less distributions from:
Net investment income	0.25	0.32	0.29	0.22	0.20
Net realized gain	—	—	—	—	—
Total distributions	0.25	0.32	0.29	0.22	0.20
Net asset value, end of year	$8.65	$8.68	$8.70	$8.92	$9.07
Total return (%)	2.56	3.48	0.80	0.84	1.16
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.84	0.75	0.72	0.79	0.83
Expenses, net of waivers and reimbursements	0.55	0.55	0.58	0.61	0.68
Net investment income (loss), before waivers and reimbursements	0.60	1.96	1.83	1.04	0.83
Net investment income (loss), net of waivers and reimbursements	0.89	2.16	1.97	1.22	0.98
Class N net assets at the end of the year (in thousands)	$13,736	$1,513	$1,661	$1,979	$7,237
Portfolio turnover rate (%)	72	183	122	109	81

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.67	$8.70	$8.91	$9.07	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.20	0.19	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.13	0.10	(0.09)	(0.05)	0.02
Total from investment operations	0.23	0.30	0.10	0.08	0.13
Less distributions from:
Net investment income	0.26	0.33	0.31	0.24	0.22
Net realized gain	—	—	—	—	—
Total distributions	0.26	0.33	0.31	0.24	0.22
Net asset value, end of year	$8.64	$8.67	$8.70	$8.91	$9.07
Total return (%)	2.72	3.52	1.12	0.91	1.40
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.60	0.53	0.46	0.59	0.59
Expenses, net of waivers and reimbursements	0.40	0.40	0.39	0.41	0.44
Net investment income (loss), before waivers and reimbursements	0.98	2.19	2.05	1.27	1.05
Net investment income (loss), net of waivers and reimbursements	1.18	2.32	2.12	1.45	1.20
Class I net assets at the end of the year (in thousands)	$104,093	$38,156	$56,120	$131,186	$219,714
Portfolio turnover rate (%)	72	183	122	109	81

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class R6
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.68	$8.70	$8.91	$9.07	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.21	0.19	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.11	0.11	(0.09)	(0.05)	0.02
Total from investment operations	0.23	0.32	0.10	0.09	0.13
Less distributions from:
Net investment income	0.27	0.34	0.31	0.25	0.22
Net realized gain	—	—	—	—	—
Total distributions	0.27	0.34	0.31	0.25	0.22
Net asset value, end of year	$8.64	$8.68	$8.70	$8.91	$9.07
Total return (%)	2.65	3.69	1.15	0.96	1.43
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.53	0.50	0.42	0.40	0.40
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.37	0.40
Net investment income (loss), before waivers and reimbursements	1.19	2.22	2.10	1.48	1.25
Net investment income (loss), net of waivers and reimbursements	1.37	2.37	2.17	1.51	1.25
Class R6 net assets at the end of the year (in thousands)	$40,551	$36,846	$47,585	$99,912	$53,122
Portfolio turnover rate (%)	72	183	122	109	81

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	171

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.44	$11.41	$11.84	$11.34	$11.32
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) on investments	(0.44)	0.37	(0.24)	0.51	0.19
Total from investment operations	(0.40)	0.45	(0.16)	0.57	0.23
Less distributions from:
Net investment income	0.11	0.42	0.27	0.07	0.21
Net realized gain	—	—	—	—	—
Total distributions	0.11	0.42	0.27	0.07	0.21
Net asset value, end of year	$10.93	$11.44	$11.41	$11.84	$11.34
Total return (%)	(3.49)	3.97	(1.30)	5.06	2.01
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.36	1.22	1.30	1.52	1.38
Expenses, net of waivers and reimbursements	1.26	1.22	1.30	1.37	1.23
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.25	1.21	1.28	1.31	1.23
Net investment income (loss), before waivers and reimbursements	0.26	0.70	0.66	0.35	0.17
Net investment income (loss), net of waivers and reimbursements	0.36	0.70	0.66	0.50	0.32
Class N net assets at the end of the year (in thousands)	$7,674	$13,717	$43,463	$41,483	$61,376
Portfolio turnover rate (%)	29	31	36	43	50

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.35	$11.38	$11.88	$11.38	$11.38
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.13	0.11	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.42)	0.34	(0.24)	0.51	0.18
Total from investment operations	(0.36)	0.47	(0.13)	0.62	0.26
Less distributions from:
Net investment income	0.14	0.50	0.37	0.12	0.26
Net realized gain	—	—	—	—	—
Total distributions	0.14	0.50	0.37	0.12	0.26
Net asset value, end of year	$10.85	$11.35	$11.38	$11.88	$11.38
Total return (%)	(3.15)	4.14	(1.08)	5.50	2.26
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.04	0.97	0.99	1.17	1.12
Expenses, net of waivers and reimbursements	1.01	0.97	0.99	1.02	0.97
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.00	0.96	0.97	0.96	0.97
Net investment income (loss), before waivers and reimbursements	0.56	1.09	0.95	0.75	0.52
Net investment income (loss), net of waivers and reimbursements	0.59	1.09	0.95	0.90	0.67
Class I net assets at the end of the year (in thousands)	$171,153	$358,935	$486,543	$780,075	$937,244
Portfolio turnover rate (%)	29	31	36	43	50

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2020

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class R6
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.36	$11.38	$11.89	$11.40	$11.39
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.14	0.13	0.12	0.09
Net realized and unrealized gain (loss) on investments	(0.44)	0.34	(0.24)	0.51	0.19
Total from investment operations	(0.36)	0.48	(0.11)	0.63	0.28
Less distributions from:
Net investment income	0.15	0.50	0.40	0.14	0.27
Net realized gain	—	—	—	—	—
Total distributions	0.15	0.50	0.40	0.14	0.27
Net asset value, end of year	$10.85	$11.36	$11.38	$11.89	$11.40
Total return (%)	(3.13)	4.29	(0.94)	5.51	2.44
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.93	0.89	0.91	0.92	0.89
Expenses, net of waivers and reimbursements	0.93	0.89	0.91	0.92	0.89
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.92	0.88	0.89	0.86	0.89
Net investment income (loss), before waivers and reimbursements	0.70	1.23	1.10	1.04	0.81
Net investment income (loss), net of waivers and reimbursements	0.70	1.23	1.10	1.04	0.81
Class R6 net assets at the end of the year (in thousands)	$174,888	$378,148	$391,812	$487,082	$582,298
Portfolio turnover rate (%)	29	31	36	43	50

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2020	William Blair Funds	173

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the William Blair Funds (the “Trust”) (comprising the Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund, and Macro Allocation Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the William Blair Funds at December 31, 2020, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising William Blair Funds	Statements of operations	Statements of changes in net assets	Financial highlights
Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small-Mid Cap Growth Fund
Small-Mid Cap Value Fund
Small Cap Growth Fund
Small Cap Value Fund
Global Leaders Fund
International Leaders Fund
International Growth Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund
Bond Fund
Income Fund
Low Duration Fund
Macro Allocation Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Mid Cap Core Fund	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from October 1, 2019 (commencement of operations) to December 31, 2019

174	Annual Report	December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois
February 26, 2021

December 31, 2020	William Blair Funds	175

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Interested Trustees
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	20	Chairman, William Blair SICAV
Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair	20	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964(3)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	20	None
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chairman of the Governing Council, Independent Directors Council (since 2020); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	20	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018); Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	The number shown does not include three additional series of the Trust that are in existence, but not currently offered to the public.

**	Includes directorships of public companies and other registered investment companies held during the past five years.

176	Annual Report	December 31, 2020

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Daniel N. Leib, 1966(3)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	20	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	Chief Executive Officer, YWCA Metropolitan Chicago (since 2013); formerly Partner, Crowe LLP (2008 to 2013)(4)	20	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); American Institute of Certified Public Accountants (2013 to 2016); Chicago Finance Exchange (2009 to 2017)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	20	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(5)	20	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (2016 to its 2020 acquisition by Engine Media Holdings); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $122,000 and $188,000 in 2018 and 2019, respectively, for the services provided. DFS’s revenue was approximately $1 billion in 2018 and approximately $900 million in 2019. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(4)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter receives distributions of her capital in the firm over time and those distributions are expected to be completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.
(5)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

December 31, 2020	William Blair Funds	177

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Marcelo Assalin, 1973	Senior Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013- 2020)
Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair
Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair
Robert J. Duwa, 1967	Senior Vice President	Since 2019	Partner, William Blair
Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair
Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair
David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair
James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair
James E. Jones, 1977	Senior Vice President	Since 2019	Partner, William Blair
Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair
Stephen Livingston, 1981	Senior Vice President	Since 2021	Partner, William Blair (since 2017); formerly, Associate, William Blair
Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair
Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair
David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair
John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair
Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair
David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair
Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair
Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair
Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

178	Annual Report	December 31, 2020

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Mark C. Thompson, 1976	Senior Vice President	Since 2020	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)

Ruta Ziverte, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2021); formerly, Associate, William Blair (2019-2021), Oppenheimer Funds (2015-2019)

Kathleen M. Lynch, 1971	Vice President	Since 2020	Associate, William Blair

Marco Ruijer, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)

Paul J. Sularz, 1971	Vice President	Since 2009	Associate, William Blair

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2020	William Blair Funds	179

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of the William Blair Large Cap Growth Fund (the “Fund”) was held virtually on November 12, 2020 via a live webcast. At the Meeting, shareholders voted to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended, from a “diversified” fund to a “non-diversified” fund.

Number of Votes:
For	Against	Withheld	Abstentions
16,894,074.686	149,259.787	N/A	109,666.363

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2020 (in thousands):

Fund	Capital Gain Dividend
Growth	$38,359
Large Cap Growth	32,144
Mid Cap Growth	5,611
Small-Mid Cap Growth	64,284
Small-Mid Cap Value	9
Small Cap Growth	51,936
Small Cap Value	28,599
Global Leaders	15,321
International Leaders	8,192
International Growth.	17,392
Institutional International Growth	183,461
International Small Cap Growth	7,037
Emerging Markets Leaders.	2,367
Emerging Markets Growth	48,790

180	Annual Report	December 31, 2020

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2020	William Blair Funds	181

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,249.96	$6.79	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,043.97	$6.17	1.20
Class I-actual return	$1,000.00	$1,251.20	$5.26	0.93
Class I-hypothetical 5% return	$1,000.00	$1,045.32	$4.78	0.93
Class R6-actual return	$1,000.00	$1,251.60	$4.92	0.87
Class R6-hypothetical 5% return	$1,000.00	$1,045.63	$4.47	0.87
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,229.37	$5.04	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.48	$4.63	0.90
Class I-actual return	$1,000.00	$1,230.61	$3.64	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.73	$3.34	0.65
Class R6-actual return	$1,000.00	$1,231.44	$3.37	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,046.98	$3.09	0.60
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,277.29	$6.87	1.20
Class N-hypothetical 5% return	$1,000.00	$1,043.97	$6.17	1.20
Class I-actual return	$1,000.00	$1,278.48	$5.44	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.22	$4.88	0.95
Class R6-actual return	$1,000.00	$1,279.32	$5.16	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.48	$4.63	0.90
Small-Mid Cap Core Fund
Class I-actual return	$1,000.00	$1,351.52	$5.62	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.22	$4.88	0.95
Class R6-actual return	$1,000.00	$1,351.55	$5.32	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.48	$4.63	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,304.02	$7.82	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.21	$6.93	1.35
Class I-actual return	$1,000.00	$1,305.17	$6.37	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.47	$5.65	1.10
Class R6-actual return	$1,000.00	$1,306.04	$6.09	1.05
Class R6-hypothetical 5% return	$1,000.00	$1,044.72	$5.40	1.05
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,255.79	$6.52	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.22	$5.91	1.15
Class I-actual return	$1,000.00	$1,258.93	$5.11	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.48	$4.63	0.90
Class R6-actual return	$1,000.00	$1,258.79	$4.83	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.73	$4.37	0.85
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,423.20	$9.14	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.46	$7.70	1.50
Class I-actual return	$1,000.00	$1,425.17	$7.62	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Class R6-actual return	$1,000.00	$1,425.55	$7.26	1.19
Class R6-hypothetical 5% return	$1,000.00	$1,044.02	$6.11	1.19
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,297.66	$7.22	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Class I-actual return	$1,000.00	$1,299.05	$5.78	1.00
Class I-hypothetical 5% return	$1,000.00	$1,044.97	$5.14	1.00
Class R6-actual return	$1,000.00	$1,299.35	$5.49	0.95
Class R6-hypothetical 5% return	$1,000.00	$1,045.22	$4.88	0.95

182	Annual Report	December 31, 2020

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During the Period (a)	Annualized Expense Ratio
Global Leaders Fund
Class N-actual return	$1,000.00	$1,275.71	$6.58	1.15%
Class N-hypothetical 5% return	$1,000.00	$1,044.22	$5.91	1.15
Class I-actual return	$1,000.00	$1,277.48	$5.15	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.48	$4.63	0.90
Class R6-actual return	$1,000.00	$1,277.16	$4.87	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.73	$4.37	0.85
International Leaders Fund
Class N-actual return	$1,000.00	$1,272.97	$6.57	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.22	$5.91	1.15
Class I-actual return	$1,000.00	$1,275.48	$5.15	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.48	$4.63	0.90
Class R6-actual return	$1,000.00	$1,275.16	$4.86	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.73	$4.37	0.85
International Growth Fund
Class N-actual return	$1,000.00	$1,305.44	$8.40	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.71	$7.45	1.45
Class I-actual return	$1,000.00	$1,307.42	$6.73	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.17	$5.96	1.16
Class R6-actual return	$1,000.00	$1,308.27	$6.21	1.07
Class R6-hypothetical 5% return	$1,000.00	$1,044.62	$5.50	1.07
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,308.13	$5.80	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.97	$5.14	1.00
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,317.22	$8.85	1.52
Class N-hypothetical 5% return	$1,000.00	$1,042.36	$7.80	1.52
Class I-actual return	$1,000.00	$1,319.61	$7.29	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Class R6-actual return	$1,000.00	$1,320.49	$6.65	1.14
Class R6-hypothetical 5% return	$1,000.00	$1,044.27	$5.86	1.14
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,317.46	$8.16	1.40
Class N-hypothetical 5% return	$1,000.00	$1,042.96	$7.19	1.40
Class I-actual return	$1,000.00	$1,317.77	$6.70	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.22	$5.91	1.15
Class R6-actual return	$1,000.00	$1,317.61	$6.41	1.10
Class R6-hypothetical 5% return	$1,000.00	$1,044.47	$5.65	1.10
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,350.00	$9.16	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.21	$7.96	1.55
Class I-actual return	$1,000.00	$1,351.46	$7.68	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Class R6-actual return	$1,000.00	$1,352.73	$7.10	1.20
Class R6-hypothetical 5% return	$1,000.00	$1,043.97	$6.17	1.20
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,297.90	$8.95	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.21	$7.96	1.55
Class I-actual return	$1,000.00	$1,299.88	$7.52	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Class R6-actual return	$1,000.00	$1,300.50	$7.23	1.25
Class R6-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,030.95	$3.06	0.60
Class N-hypothetical 5% return	$1,000.00	$1,046.98	$3.09	0.60
Class I-actual return	$1,000.00	$1,030.92	$2.30	0.45
Class I-hypothetical 5% return	$1,000.00	$1,047.74	$2.32	0.45
Class R6-actual return	$1,000.00	$1,031.17	$2.04	0.40
Class R6-hypothetical 5% return	$1,000.00	$1,047.99	$2.06	0.40

December 31, 2020	William Blair Funds	183

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During the Period (a)	Annualized Expense Ratio
Income Fund
Class N-actual return	$1,000.00	$1,009.32	$4.29	0.85%
Class N-hypothetical 5% return	$1,000.00	$1,045.73	$4.37	0.85
Class I-actual return	$1,000.00	$1,010.05	$3.54	0.70
Class I-hypothetical 5% return	$1,000.00	$1,046.48	$3.60	0.70
Class R6-actual return	$1,000.00	$1,010.31	$3.28	0.65
Class R6-hypothetical 5% return	$1,000.00	$1,046.73	$3.34	0.65
Low Duration Fund
Class N-actual return	$1,000.00	$1,004.54	$2.77	0.55
Class N-hypothetical 5% return	$1,000.00	$1,047.23	$2.83	0.55
Class I-actual return	$1,000.00	$1,005.31	$2.02	0.40
Class I-hypothetical 5% return	$1,000.00	$1,047.99	$2.06	0.40
Class R6-actual return	$1,000.00	$1,005.56	$1.76	0.35
Class R6-hypothetical 5% return	$1,000.00	$1,048.24	$1.80	0.35
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,032.84	$6.44	1.26
Class N-hypothetical 5% return	$1,000.00	$1,043.67	$6.47	1.26
Class I-actual return	$1,000.00	$1,034.11	$5.16	1.01
Class I-hypothetical 5% return	$1,000.00	$1,044.92	$5.19	1.01
Class R6-actual return	$1,000.00	$1,034.28	$4.76	0.93
Class R6-hypothetical 5% return	$1,000.00	$1,045.32	$4.78	0.93

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184 and divided by 366 (to reflect the one-half year period).

184	Annual Report	December 31, 2020

BOARD OF TRUSTEES (as of February 26, 2021)
Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, Chairman and President
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Dorri C. McWhorter
Chief Executive Officer, YWCA Metropolitan Chicago
Arthur J. Simon
Partner, William Blair
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP
Officers
Marcelo Assalin, Senior Vice President
Thomas Clarke, Senior Vice President
Daniel Crowe, Senior Vice President
Robert J. Duwa, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
James E. Jones, Senior Vice President
Mark T. Leslie, Senior Vice President
Stephen Livingston, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
Casey K. Preyss, Senior Vice President
David P. Ricci, Senior Vice President
Lisa D. Rusch, Senior Vice President
Ward D. Sexton, Senior Vice President
Brian D. Singer, Senior Vice President
Mark C. Thompson, Senior Vice President
Dan Zelazny, Senior Vice President
Ruta Ziverte, Senior Vice President
Kathleen M. Lynch, Vice President
Marco Ruijer, Vice President
Paul J. Sularz, Vice President
John M. Raczek, Treasurer
Andrew T. Pfau, Secretary
David M. Cihak, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Robert J. Toner, Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
For customer assistance, call 1-800-635-2886
P.O. Box 219137
Kansas City, Missouri 64121-9137

December 31, 2020	William Blair Funds	185

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund	MULTI-ASSET AND
Small-Mid Cap Value Fund	Institutional International Growth Fund	ALTERNATIVE
Small Cap Growth Fund	International Small Cap Growth Fund	Macro Allocation Fund
Small Cap Value Fund	Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, the Registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2019 and 2020, Ernst & Young LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $621,400 and $508,300, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2019 and 2020, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal years ended December 31, 2019 and 2020, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment adviser (“William Blair”), or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2019 and 2020, E&Y billed the Registrant $249,928 and $341,754, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2019 and 2020, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2019 and 2020, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2019 and 2020, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2019 and 2020 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2019 and 2020, E&Y billed the Trust $249,928 and $341,754, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Item 5.	Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: March 1, 2021

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: March 1, 2021